                                                   Filed Pursuant to Rule 485(a)

    As filed with the Securities and Exchange Commission on October 30, 1996
                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----
          Pre-Effective Amendment No.             (       )
                                       -----       -------
          Post-Effective Amendment No.  38        (  X  )
                                       ----        -----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)
                                                                 -
          Amendment No.  40             (  X  )
                         --              -----
                        (Check appropriate box or boxes)

                           THE SEVEN SEAS SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington  98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (206) 627-7001

NAME AND ADDRESS OF                          COPIES TO:
AGENT FOR SERVICE:                           ---------
-------------------
Karl J. Ege                                  Philip H. Newman, Esq.
Secretary and General Counsel                Goodwin, Procter & Hoar
Frank Russell Investment Management Company  Exchange Place
909 A Street                                 Boston, Massachusetts  02109
Tacoma, Washington  98402

           Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:
     (     ) immediately upon filing pursuant to paragraph (b)
      -----
     (     ) on (date) pursuant to paragraph (b)
      -----
     (  X  ) 60 days after filing pursuant to paragraph (a)
      -----
     (     ) on (date) pursuant to paragraph (a)(1)
      -----
     (     ) 75 days after filing pursuant to paragraph (a)(2)
      -----
     (     ) on (date) pursuant to paragraph (a)(2) of Rule 485
      -----

If appropriate, check the following:
     ( X ) This post-effective amendment designates a new effective date for a
      ---  previously filed post-effective amendment.
                       DECLARATION PURSUANT TO RULE 24f-2


     Registrant has declared its intention to register under the Securities Act of 1933 an indefinite number of shares of beneficial interest, par value of $.001, of The Seven Seas Series Fund pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended August 31, 1996 on October 29, 1996.

                           THE SEVEN SEAS SERIES FUND

                         Form N-1A Cross Reference Sheet

     Part A Item No.
       and Caption                           Prospectus Caption
     ---------------                         ------------------
1.   Cover Page                              Cover Page

2.   Synopsis                                Table of Contents; and
                                             Fund Operating Expenses

3.   Condensed Financial Information         Fund Operating Expenses

4.   General Description of Registrant

     (a)(i)                                  Summary (Classes B and C only);
                                             The Seven Seas Series Fund;
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (a)(ii), (b)                            Summary (Classes B and C only);
                                             Investment Objectives and Policies;
                                             Investment Restrictions and
                                             Policies; and Portfolio Maturity

     (c)                                     Investment Restrictions and
                                             Policies

5.   Management of the Fund                  Summary (Classes B and C only);
                                             General Management; Fund
                                             Operating Expenses; and Portfolio
                                             Maturity

6.   Capital Stock and Other Securities

     (a)                                     Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (b)                                     General Management

     (c)                                     Not Applicable

     (d)                                     Summary (Classes B and C only);
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (e) Additional information - Reports to Shareholders and Shareholder Inquiries

     (f)                                     Dividends and Distributions

     (g)                                     Taxes

7.   Purchase of Securities Being Offered

     (a)                                     Summary (Classes B and C only);
                                             General Management - Distribution
                                             Services and Shareholder Servicing
                                             Arrangements

     (b)                                     Valuation of Fund Shares;
                                             Purchase of Fund Shares

     (c)                                     Not Applicable

     (d)                                     Manner of Offering; Purchase
                                             of Fund Shares

     (e), (f) General Management - Distribution Services and Shareholder Servicing Arrangements

8.   Redemption or Repurchase

     (a)                                     Summary (Classes B and C only);
                                             Redemption of Fund Shares

     (b)                                     Not Applicable

     (c)                                     Manner of Offering;
                                             Redemption of Fund Shares

     (d)                                     Redemption of Fund Shares

9.   Pending Legal Proceedings               Not Applicable

     Part B Item No.                         Statement of Additional
       and Caption                           Information Caption
     ---------------                         -----------------------
10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  General Information and History         Not Applicable

13.  Investment Objectives and Policies

     (a), (b), (c)                           Investments

     (d)                                     (Prospectus) - Portfolio
                                             Maturity

14.  Management of the Fund

     (a), (b)                                Structure and Governance -
                                             Trustees and Officers

     (c)                                     Not Applicable

15.  Control Persons and Principal Holders
     of Securities

     (a), (b)                                Structure and Governance -
                                             Controlling Shareholders;
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting (Prospectus)

     (c)                                     Structure and Governance -
                                             Controlling Shareholders

16.  Investment Advisory and Other Services

     (a), (b)                                Operation of Investment Company -
                                             Adviser; General Management -
                                             Advisory Agreement (Prospectus)

     (c)                                     Not Applicable

     (d)                                     Operation of Investment Company -
                                             Administrator

     (e)                                     Not Applicable

     (f)                                     Operation of Investment Company -
                                             Distribution Plan

     (g)                                     Not Applicable

     (h), (i)                                Operation of Investment Company -
                                             Custodian and Transfer Agent;
                                             Additional Information - Custodian,
                                             Transfer Agent and Accountants
                                             (Prospectus)

17.  Brokerage Allocation
     and Other Practices

     (a), (b), (c)                           Operation of Investment Company -
                                             Brokerage Practices

     (d)                                     Not Applicable

     (e)                                     Operation of Investment Company -
                                             Brokerage Practices

18.  Capital Stock and Other Securities

     (a)                                     Structure and Governance -
                                             Organization and Business History

     (b)                                     Not Applicable

19.  Purchase, Redemption and Pricing of
     Securities Being Offered

     (a), (b), (c)                           Operation of Investment Company -
                                             Valuation of Fund Shares;
                                             (Prospectus) - Valuation of Fund
                                             Shares; Redemption of Shares;
                                             Purchase of Fund Shares

20.  Tax Status                              Taxes

21.  Underwriters

     (a)                                     Operation of Investment Company -
                                             Distribution Plan

     (b), (c)                                Not Applicable

22.  Calculation of Performance Data
                                             Operation of Investment Company -
                                             Yield and Total Return Quotations

23.  Financial Statements                    Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                           THE SEVEN SEAS SERIES FUND

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

     Cover Sheet

     Form N-1A Cross Reference Sheet

     Part A - Prospectuses

     Part B - Statements of Additional Information

     Part C - Other Information

     Signature Page

     Exhibits

                           PART C:  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Part A -- None.

          Part B -- None.

     (b)  EXHIBITS

                                                  Incorporated by Reference
     Name of Exhibit                              or Exhibit Number
     ---------------                              -------------------------
     1.   First Amended and Restated              Post-Effective Amendment #35
          Master Trust Agreement
          (a)  Amendment No. 1                    Post-Effective Amendment #35
          (b)  Amendment No. 2                    Post-Effective Amendment #35
          (c)  Amendment No. 3                    Post-Effective Amendment #35
          (d)  Amendment No. 4                    Post-Effective Amendment #35
          (e)  Amendment No. 5                    Post-Effective Amendment #35
          (f)  Amendment No. 6                    Post-Effective Amendment #35
          (g)  Amendment No. 7                    Post-Effective Amendment #35

     2.   Bylaws                                  Pre-Effective Amendment #1

     3.   Voting Trust Agreement                  None

     4.   Specimen Security                       None

     5.   (a)  Investment Advisory Agreement      Post-Effective Amendment #35

          (b)  Letter agreement incorporating     Post-Effective Amendment #35
               the Yield Plus and Bond Market
               Funds within the Investment
               Advisory Agreement

          (c)  Letter agreement incorporating     Post-Effective Amendment #35
               the US Treasury Money Market
               and US Treasury Obligations Funds
               within the Investment Advisory
               Agreement

          (d)  Letter agreement incorporating     Post-Effective Amendment #35
               the Growth and Income and
               Intermediate Funds within the
               Investment Advisory Agreement

          (e)  Letter agreement incorporating     Post-Effective Amendment #35
               the Emerging Markets Fund and
               the Prime Money Market
               Portfolio within the Investment
               Advisory Agreement

          (f)  Letter agreement incorporating     Post-Effective Amendment #35
               the Tax Free Money Market
               Fund within the Investment
               Advisory Agreement

          (g)  Letter agreement incorporating     Post-Effective Amendment #35
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the
               Investment Advisory Agreement

     6.   Distribution Agreements

          (a)  Distribution Agreement             Post-Effective Amendment #35
               (Class A Shares)

      (a)(i)   Letter agreement incorporating     Post-Effective Amendment #35
               the Yield Plus and Bond Market
               Funds within the Distribution
               Agreement

     (a)(ii)   Letter agreement incorporating     Post-Effective Amendment #35
               the US Treasury Money Market
               and US Treasury Obligations
               Funds within the Distribution
               Agreement

    (a)(iii)   Letter agreement incorporating     Post-Effective Amendment #35
               the Growth and Income and
               Intermediate Funds within the
               Distribution Agreement

     (a)(iv)   Letter agreement incorporating     Post-Effective Amendment #35
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Distribution
               Agreement

      (a)(v)   Letter agreement incorporating     Post-Effective Amendment #35
               Class A shares of the Tax Free
               Money Market Fund within
               the Distribution Agreement

     (a)(vi)   Letter agreement incorporating     Post-Effective Amendment #35
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the
               Distribution Agreement

          (b)  Distribution Agreement             Post-Effective Amendment #23
               (regarding Class B Shares
               of the Money Market and
               US Government Money
               Market Funds)

       (b)(i)  Letter agreement incorporating     To be filed by amendment
               the Class B Shares of the Tax
               Free Money Market Fund within
               the Distribution Agreement

          (c)  Distribution Agreement             Post-Effective Amendment #23
               (regarding Class C Shares
               of the Money Market and
               US Government Money Market Funds)

       (c)(i)  Letter agreement incorporating     To be filed by amendment
               the Class C Shares of the Tax
               Free Money Market Fund within
               the Distribution Agreement

     7.   Bonus, profit sharing, or               None
          pension plans

     8.   (a)  Custodian Contract                 Post-Effective Amendment #35

          (b)  Letter agreement incorporating     Post-Effective Amendment #35
               the Yield Plus and Bond Market
               Funds within the Custodian Contract

          (c)  Letter agreement incorporating     Post-Effective Amendment #35
               the US Treasury Money Market
               and US Treasury Obligations
               Funds within the Custodian
               Contract

          (d)  Letter agreement incorporating     Post-Effective Amendment #35
               the Growth and Income and
               Intermediate Funds within the
               Custodian Contract

          (e)  Letter agreement incorporating     Post-Effective Amendment #35
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Custodian
               Contract

          (f)  Fee Schedule, dated February 17,   Post-Effective Amendment #35
               1994, to Custodian Agreement

          (g)  Letter agreement incorporating     Post-Effective Amendment #35
               the Tax Free Money Market Fund
               within the Custodian Contract

          (h)  Letter agreement incorporating     Post-Effective Amendment #35
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the Custodian
               Contract

     9. (a)(i) Transfer Agency and                Post-Effective Amendment #35
               Service Agreement

       (a)(ii) Letter agreement incorporating     Post-Effective Amendment #35
               the Yield Plus and Bond Market
               Funds within the Transfer Agency
               and Service Agreement

      (a)(iii) Letter agreement incorporating     Post-Effective Amendment #35
               the US Treasury Money Market
               and US Treasury Obligations
               Funds within the Transfer
               Agency and Service Agreement

       (a)(iv) Letter agreement incorporating     Post-Effective Amendment #35
               the Growth and Income and
               Intermediate Funds
               within the Transfer Agency and
               Service Agreement

        (a)(v) Letter agreement incorporating     Post-Effective Amendment #35
               the Emerging Markets Fund
               and the Prime Money Market
               Portfolio within the Transfer
               Agency and Service Agreement

       (a)(vi) Letter agreement incorporating     Post-Effective Amendment #35
               the Tax Free Money Market Fund
               within the Transfer Agency and
               Service Agreement

      (a)(vii) Letter agreement incorporating     Post-Effective Amendment #35
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the Transfer
               Agency and Service Agreement

        (b)(i) Administration Agreement           Post-Effective Amendment #35


       (b)(ii) Letter agreement incorporating     Post-Effective Amendment #35
               the Yield Plus and Bond Market
               Funds within the Administration
               Agreement

      (b)(iii) Letter agreement incorporating     Post-Effective Amendment #35
               the US Treasury Money Market
               and US Treasury Obligations
               Funds within the Administration
               Agreement

       (b)(iv) Letter agreement incorporating     Post-Effective Amendment #35
               the Growth and Income and
               Intermediate Funds within the
               Administration Agreement

        (b)(v) Letter agreement incorporating     Post-Effective Amendment #35
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Administration
               Agreement

       (b)(vi) Letter agreement incorporating     Post-Effective Amendment #35
               the Tax Free Money Market Fund
               within the Administration
               Agreement

      (b)(vii) Letter agreement incorporating     Post-Effective Amendment #35
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the
               Administration Agreement

     10.  Opinion of Counsel

          (a) Relating to The Seven Seas Series Pre-Effective Amendment #1 Money Market Fund

          (b) Relating to The Seven Seas Series Post-Effective Amendment #5 US Government Money Market Fund

          (c) Relating to The Seven Seas Series Post-Effective Amendment #8 S&P 500 Index, S&P Midcap Index,
               Matrix Equity, International
               European Index, International
               Pacific Index and Short Term
               Government Securities Funds

          (d) Relating to The Seven Seas Series Post-Effective Amendment #11 Yield Plus and Bond Market Funds

          (e) Relating to The Seven Seas Series Post-Effective Amendment #13 US Treasury Money Market and
               Treasury Obligations Funds

          (f) Relating to The Seven Seas Series Post-Effective Amendment #16 Growth and Income and
               Intermediate Funds

          (g) Relating to The Seven Seas Series Post-Effective Amendment #19 Emerging Markets Fund and the Prime Money Market
               Portfolio

          (h)  Relating to Class A, Class B       Post-Effective Amendment #22
               and Class C Shares The Seven
               Seas Series Money Market and
               US Government Money Market Funds

          (i)  Relating to Class A, Class B and   Post-Effective Amendment #23
               Class C Shares of The Seven Seas
               Series Tax Free Money Market Fund

          (j) Relating to The Seven Seas Series Post-Effective Amendment #28 Active International Fund

          (k) Relating to The Seven Seas Series Post-Effective Amendment #29 Real Estate Equity Fund

     11.  Other Opinions:  Consent of             None
          Independent Accountants

     12.  Financial Statements Omitted            None
          from Item 23

     13.  Letter of Investment Intent
          (a)  The Seven Seas Series Money        Pre-Effective Amendment #1
               Market Fund

          (b)  The Seven Seas Series US           Post-Effective Amendment #5
               Government Money Market
               Fund

          (c)  The Seven Seas Series              Post-Effective Amendment #10
               Government Securities,
               Index, Midcap Index, Matrix,
               European Index and Pacific
               Index Funds

          (d)  The Seven Seas Series Yield        Post-Effective Amendment #11
               Plus and Bond Market Funds

          (e) The Seven Seas Series US Treasury Post-Effective Amendment #15 Money Market and US Treasury
               Obligations Funds

          (f)  The Seven Seas Series Growth and   Post-Effective Amendment #16
               Income and Intermediate Funds

          (g)  The Seven Seas Series Emerging     Post-Effective Amendment #20
               Markets Fund and the Prime
               Money Market Portfolio

          (h) Class B and C Shares of The Seven Post-Effective Amendment #25 Seas Series Money Market and
               US Government Money Market
               Funds

          (i)  The Seven Seas Series Tax Free     Post-Effective Amendment #25
               Money Market Fund (Class A,
               B and C Shares)

          (j)  The Seven Seas Series Active       Post-Effective Amendment #28
               International Fund

     14.  Prototype Retirement Plan               None

     15.  Distribution Plans pursuant to
          Rule 12b-1

          (a)  Plan of Distribution for the       Post-Effective Amendment #35
               Government Securities, Index,
               Midcap Index, Matrix, European
               Index and Pacific Index Funds
               as approved by the Board of
               Trustees

       (a)(i)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating the
               Yield Plus and Bond Market Funds
               into the Plan

      (a)(ii)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the Money Market and US
               Government Money Market Funds
               into the Plan (Class A Shares)

     (a)(iii)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the US Treasury Money Market and
               US Treasury Obligations Funds

      (a)(iv)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the Growth and Income and
               Intermediate Funds

       (a)(v)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the Emerging Markets
               Fund and the Prime Money
               Market Portfolio

      (a)(vi)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the Class A Shares of
               the Tax Free Money Market Fund

     (a)(vii)  Addendum to the Plan of            Post-Effective Amendment #35
               Distribution incorporating
               the Small Cap, Active
               International and Real Estate
               Equity Funds

          (b)  Plan of Distribution for the       Post-Effective Amendment #23
               Money Market and US Government
               Money Market Funds (Class B
               Shares) as approved by the
               Board of Trustees

       (b)(i)  Addendum to the Plan of            To be filed by amendment
               Distribution incorporating the
               Class B Shares of the Tax Free
               Money Market Fund

          (c)  Plan of Distribution for the       Post-Effective Amendment #23
               Market and US Government Money
               Market Funds (Class C Shares) as
               approved by the Board of Trustees

       (c)(i)  Addendum to the Plan of            To be filed by amendment
               Distribution incorporating the
               Class C Shares of the Tax Free
               Money Market Fund

          (d)  Shareholder Servicing Agreement,   Post-Effective Amendment #12
               by and between The Seven Seas
               Series Fund and State Street
               Bank and Trust Company

       (d)(i)  Shareholder Servicing Agreement,   To be filed by amendment
               by and between The Seven Seas
               Series Fund and State Street
               Brokerage Services, Inc.

      (d)(ii)  Shareholder Servicing Agreement,   To be filed by amendment
               by and between The Seven Seas
               Series Fund and State Street
               Bank and Trust Company,
               Metropolitan Division of

               Commercial Banking Services

          (e)  Form of Agreement Pursuant         Post-Effective Amendment #22
               to Rule 12b-1 Plan (relating to
               Class B Shares) as approved by
               the Board of Trustees

          (f)  Form of Agreement Pursuant to      Post-Effective Amendment #22
               Rule 12b-1 Plan (relating to
               Class C Shares) as approved
               by the Board of Trustees

     16.  Computation of Performance              To be filed by amendment
          Quotation


     17.  Financial Data Schedule                 Exhibit 17

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES

     TITLE OF CLASS           NUMBER OF RECORD HOLDERS AS OF SEPTEMBER 30, 1996
     --------------           -------------------------------------------------
     Shares of beneficial
     interest
     Par Value $0.001
     THE SEVEN SEAS SERIES
     ---------------------

          Money Market Fund
               Class A Shares                               2,247
               Class B Shares                                   1
               Class C Shares                                   1

          US Government Money Market Fund
               Class A Shares                                 292
               Class B Shares                                   1
               Class C Shares                                   1

          Matrix Equity Fund                                1,415

          Small Cap Fund                                    1,123

          S&P 500 Index Fund                                1,641

          Active International Fund                           605

          International Pacific Index                           1

          Yield Plus Fund                                     447

          Bond Market Fund                                    135

          Growth and Income Fund                            1,090

          Intermediate Fund                                   717

          US Treasury Money Market Fund                         8

          US Treasury Obligations Fund                          1

          Prime Money Market Fund                              59

          Emerging Markets Fund                             1,090

          Tax Free Money Market Fund
               Class A Shares                                  46
               Class B Shares                                   1
               Class C Shares                                   1

     Real Estate Equity Fund                                    1

Item 27.  INDEMNIFICATION

     Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

     Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Investment Management Division of State Street Bank and Trust Company ("State Street") serves as adviser to the Registrant. State Street, a Massachusetts bank, currently manages large institutional accounts and collective investment funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                                Capacity
Name                          With Adviser        Business Name and Address*
----                          ------------        --------------------------
Tenley E. Albright, MD        Director            Chairman, Vital Sciences, Inc.

Joseph A. Baute               Director            Former Chairman and CEO,
                                                  Markem Corporation

I. MacAlister Booth           Director            Chairman, President and CEO
                                                  Polaroid Corporation

Marshall N. Carter            Chairman and CEO    State Street Bank and Trust
                                                  Company

James I. Cash, Jr.            Director            The James E. Robison Professor
                                                  of Business Administration
                                                  Harvard Business School

Truman S. Casner              Director            Partner, Ropes & Gray

Nader F. Darehshori           Director            Chairman, President and CEO
                                                  Houghton Mifflin Company

Lois D. Jubiler               Director            Chief Technological Officer
                                                  Colgate-Palmolive Company

Charles F. Kaye               Director            President, Transportation
                                                  Investments, Inc.

George H. Kidder              Director            Senior Partner
                                                  Hemenway & Barnes

John M. Kucharski             Director            Chairman, President and CEO
                                                  EG&G, Inc.

David B. Perini               Director            Chairman and President
                                                  Perini Corporation

Dennis J. Picard              Director            Chairman and CEO
                                                  Raytheon Company

Bernard W. Reznicek           Director            Chairman, President and CEO

                                                  Boston Edison Company

David A. Spina                Vice Chairman       State Street Bank and Trust
                                                  Company

Robert E. Weissman            Director            President and COO
                                                  The Dun & Bradstreet Corp.

* Address of all individuals: State Street Boston Corporation, 225 Franklin Street, Boston, Massachusetts 02110


Item 29.  PRINCIPAL UNDERWRITERS

     (a) Russell Fund Distributors, Inc., also acts as principal underwriter for Frank Russell Investment Company.

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

Name and Principal       Position and Offices with
Business Address*        Underwriter                    Position with Registrant
------------------       -------------------------      ------------------------
Lynn L. Anderson         Director and CEO               Trustee, Chairman of the
                                                        Board,and President

Karl J. Ege              Secretary and General Counsel  None

J. David Griswold        Associate General Counsel      Secretary
                         and Assistant Secretary

Mary E. Hughs            Assistant Secretary            None


John C. James            Assistant Secretary            None

Randall P. Lert          Director                       None

Eric A. Russell          Director and President         None

Norma P. Schellberg      Treasurer and Controller       None

*Address of all individuals:  909 A Street, Tacoma, Washington 98402

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Seven Seas Series Fund, has duly caused this Post-Effective Amendment No. 38 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of October, 1996.


                              By:  /s/ LYNN L. ANDERSON
                                   -----------------------------------
                                   Lynn L. Anderson, President,
                                   Treasurer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on July 17, 1996.


          SIGNATURE                          TITLE

     /s/ Lynn L. Anderson                    Trustee, President, Treasurer and
     -------------------------------           Chairman of the Board
     Lynn L. Anderson

     /s/ George W. Weber                     Senior Vice President and
     -------------------------------           Fund Treasurer
     George W. Weber

     /s/ Steven J. Mastrovich                Trustee
     -------------------------------
     Steven J. Mastrovich

     /s/ William L. Marshall                 Trustee
     -------------------------------
     William L. Marshall

     /s/ Patrick J. Riley                    Trustee
     -------------------------------
     Patrick J. Riley

     /s/ Richard D. Shirk                    Trustee
     -------------------------------
     Richard D. Shirk

     /s/ Bruce D. Taber                      Trustee
     -------------------------------
     Bruce D. Taber

     /s/ Henry W. Todd                       Trustee
     -------------------------------
     Henry W. Todd

                                  Exhibit Index

Exhibit Number                    Description

17                                Financial Data Schedule

                                                   Filed pursuant to Rule 485(a)
                                                  File Nos. 33-19229; 811-5430

                                      SSgA FUNDS
                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

    SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. The Funds' shares are offered without sales commissions. However, the Funds pay certain distribution expenses under the Rule 12b-1 plan. This Prospectus describes and offers shares of beneficial interest in the Funds listed below:

    Money Market              Yield Plus          Growth and Income
US Government Money Market   Matrix Equity           Intermediate
 Tax Free Money Market       S&P 500 Index         Emerging Markets
     Bond Market               Small Cap          Active International

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET, U.S. GOVERNMENT MONEY MARKET OR TAX FREE MONEY MARKET FUNDS WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statements of Additional Information dated December ___, 1996. The Statements of Additional Information are incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327.




Investment Adviser, Custodian
    and Transfer Agent:                         Distributor:                        Administrator:
State Street Bank and Trust            Russell Fund Distributors, Inc.         Frank Russell Investment
        Company                           Two International Place                 Management Company
225 Franklin Street                              35th Floor                           909 A Street
Boston, Massachusetts 02110            Boston, Massachusetts  02110            Tacoma, Washington  98402



                         PROSPECTUS DATED DECEMBER ___, 1996

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

The MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

The US GOVERNMENT MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or its instrumentalities with remaining maturities of one year or less.

The TAX FREE MONEY MARKET FUND seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

The YIELD PLUS FUND seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The INTERMEDIATE FUND seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

The BOND MARKET FUND seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index.

The GROWTH AND INCOME FUND seeks long-term capital growth, current income and growth of income primarily through investments in equity securities.

The S&P 500 INDEX FUND seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

The MATRIX EQUITY FUND seeks to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

The SMALL CAP FUND seeks to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities issued by smaller capitalized issuers.

The ACTIVE INTERNATIONAL FUND seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

The EMERGING MARKETS FUND seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

                                  TABLE OF CONTENTS

                                                                    Page

Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objective, Policies and Restrictions. . . . . . . . . . . .

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Maturity and Turnover. . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . .

Information Regarding Standard & Poor's Corporation. . . . . . . . . .

                                      HIGHLIGHTS

FUND OPERATING EXPENSES summarize the fees paid by shareholders in each Fund and the effect of these fees on a $1,000 investment. PAGES ___ THROUGH ___.

PER SHARE INCOME AND CAPITAL CHANGES summarize significant financial information of each Fund from the commencement of operations through the period shown.
PAGES __ THROUGH __.

ELIGIBLE INVESTORS are principally those US or foreign institutional and retail investors which invest for their own accounts or in a fiduciary or agency capacity. The minimum initial investment is $1,000 (except IRA accounts, which is $250), minimum subsequent investments are $100, and the minimum account size is $1,000. PAGE __.

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES designated as "fundamental" may not be changed without the approval of a majority of each respective Fund's shareholders. PAGE __.

RISK FACTORS apply to each Fund.  PAGE ___.

DIVIDENDS AND DISTRIBUTIONS will be reinvested in additional shares unless a shareholder elects to receive them in cash. Dividends from net investment income and net short-term capital gains are according to a schedule set forth in this section. Distributions from net realized long-term capital gains (if any) are declared at least annually. PAGE 28.

TAXES of the Funds should be none. Taxable US shareholders of the Funds will be subject to federal taxes on dividends and capital gains distributions, and may be subject to state or local taxes. PAGE ___.

VALUATION OF FUND SHARES occurs twice daily each business day for the Government and Tax Free Funds. The Money Market Fund values shares once a day as of the close of the New York Stock Exchange on the basis of fair market value on days that the Exchange and Boston Federal Reserve are open for business. The Money Market, Government and Tax Free Funds use the amortized cost pricing method to attempt to maintain a stable $1.00 per share net asset value. All other Funds value shares on each business day at the close of business of the New York Stock Exchange on the basis of fair market value. PAGE ___.

PURCHASE OF FUND SHARES includes no sales commission. The purchase price is the next computed net asset value. Shares are offered and orders to purchase are accepted on each business day. However, certain distribution expenses may be reimbursed to Russell Fund Distributors, Inc., the Funds' distributor, under an existing 12b-1 plan. PAGE ___.

REDEMPTION OF FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is the next computed net asset value. The Funds reserve the right to redeem in kind any redemption request of more than $250,000 for each Fund. PAGE ___.

GENERAL MANAGEMENT is provided by Frank Russell Investment Management Company, as the administrator, which is responsible for supervising the Funds' operations; State Street Bank and Trust Company provides investment advisory services. PAGE ___.

FUND EXPENSES are borne by each Fund, with the primary expense being an investment advisory fee paid to the Advisor. PAGE __.

ADDITIONAL INFORMATION is also included in this Prospectus concerning the custodian, transfer agent and independent accountants; and organization, capitalization and voting. PAGE ___.

                               FUND OPERATING EXPENSES
                                SSgA MONEY MARKET FUND
                                    CLASS A SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
   Sales Load Imposed on Purchases                   None

   Sales Load Imposed on Reinvested Dividends        None

   Deferred Sales Load                               None

   Redemption Fees                                   None

   Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)

   Advisory Fees                                     .25%
   12b-1 Fees(1)                                     .06
   Other Expenses                                    .08
                                                     ---

   Total Operating Expenses(2)                       .39%
                                                     ---
                                                     ---


Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------                              ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5.0% annual return; and
(ii) redemption at the end of each
time period:                           $ 4         $13        $22       $49
                                       ---         ---        ---       ---
                                       ---         ---        ---       ---

The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .06%, .31% and .56%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately .39%, .66% and .94%, respectively, of the average daily net asset value of the shares of the class.

____________________

(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.
(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                               FUND OPERATING EXPENSES
                         SSgA US GOVERNMENT MONEY MARKET FUND
                                    CLASS A SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
    Advisory Fees                                     .25%
    12b-1 Fees(1)                                     .06
    Other Expenses                                    .09
                                                       ---

         Total Operating Expenses(2)                  .40%
                                                       ---
                                                       ---

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------                              ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and (ii)
redemption at the end of each time
period:                                  $4        $13       $22        $51
                                         --        ---       ---        ---
                                         --        ---       ---        ---

    The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .06%, .31% and .56%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately
 .40%, .69% and .94%, respectively, of the average daily net asset value of the shares of the class.

-----------------------
(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.
(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                               FUND OPERATING EXPENSES
                        SSgA SERIES TAX FREE MONEY MARKET FUND
                                    CLASS A SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
    Advisory Fees                                     .25%
    12b-1 Fees(1)                                     .09
    Other Expenses                                    .23
                                                      ---

         Total Operating Expenses(2)                  .57%
                                                      ----
                                                      ----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------                             ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                           $6          $18        $32      $71
                                       --          ---        ---      ---
                                       --          ---        ---      ---

The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .09%, .34% and .59%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately .57%, .82% and 1.07%, respectively, of the average daily net asset value of the shares of the class.

--------------------
(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                               FUND OPERATING EXPENSES
                                 SSgA YIELD PLUS FUND

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Yield Plus Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None


Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)

    Advisory Fees                                     .25%
    12b-1 Fees(1)                                     .05
    Other Expenses                                    .06
                                                      ---

         Total Operating Expenses(1)                  .36%
                                                      ---
                                                      ---

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                               ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $4        $12       $20        $46
                                       ------    -------   -------   --------
                                       ------    -------   -------   --------
-----------------
(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(2) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                   FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT
                                SSgA INTERMEDIATE FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Intermediate Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                                 .02%
    12b-1 Fees(1, 2)                                                 .08
    Other Expenses(1)                                                .50
                                                                     ----

       Total Operating Expenses After Fee Reimbursement(1, 3)        .60%
                                                                     ----
                                                                     ----


Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------                              ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and (ii)
redemption at the end of each time
period:                                  $ 6       $19       $33       $75
                                         ---       ---       ---       ---
                                         ---       ---       ---       ---
--------------
(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .80% of average daily net assets. The total operating expense of the Fund absent reimbursement would be 1.38% of average daily net assets on an annual basis. The reimbursement will continue until such time as the Board of Trustees of the Fund agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                      FUND OPERATING EXPENSES AFTER FEE WAIVERS
                                SSgA BOND MARKET FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Bond Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see -- "General Management."


Shareholder Transaction Expenses:
---------------------------------

    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                            .00%
    12b-1 Fees(1, 2, 3)                                         .05
    Other Expenses(1, 2)                                        .45
                                                                ----

       Total Operating Expenses After Fee Waivers(1, 4)         .50%
                                                                ----
                                                                ----


Examples:                                        1 YEAR    3 YEARS
---------                                        ------    -------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                                       $5        $16
                                                  ---       ----
                                                  ---       ----
____________________
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. Additionally, the Adviser has agreed to waive up to the full amount of its remaining Advisory fee to the extent that total expenses exceed .50% of average daily net assets on an annual basis. The gross annual Advisory fee before waivers would be .30% of average daily net assets. The total operating expenses of the Fund absent fee waivers would be .80% on an annual basis. The Advisory fee waiver agreement will be in effect for the current fiscal year.
(2) The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year, with expected annual average net assets of $40 million.
(3) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(4) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged. These fees would be in addition to any amounts received by the financial intermediary under its Shareholder Servicing Agreement with the Investment Company or Distributor. The Agreement requires each financial intermediary to disclose to its clients any compensation payable to it by the Investment Company or Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                    FUND OPERATING EXPENSES AFTER FEE REIMBURSMENT
                             SSgA GROWTH AND INCOME FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Growth and Income Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)


    Advisory Fees(1)                                            .40%
    12b-1 Fees(1, 2)                                            .07
    Other Expenses(1)                                           .48
                                                                 ---

       Total Operating Expenses After Fee Reimbursement(1, 3)   .95%
                                                                 ----
                                                                 ----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------                              ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $10       $30       $53       $117
                                         ---       ---       ---       ----
                                         ---       ---       ---       ----
_______________________


(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .85% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.40% of average daily net assets on an annual basis. This reimbursement will continue until such time as the Board of Trustees agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                       FUND OPERATING EXPENSES AFTER FEE WAIVER
                               SSgA S&P 500 INDEX FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Index Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                       .00%
    12b-1 Fees(2)                                          .05
    Other Expenses                                         .13
                                                           ----
       Total Operating Expenses After Fee Waiver(1, 3)     .18%
                                                           ----
                                                           ----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                               ------    -------   -------   --------

You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $2        $ 6        $10       $23
                                         --        ---        ---       ---
                                         --        ---        ---       ---

____________________
(1) The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .10% to the extent that total expenses exceed .15% of average daily net assets on an annual basis. The gross annual Advisory expense before the fee waiver would be .10% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be .28% of average daily net assets on an annual basis. The Advisory fee waiver agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                       FUND OPERATING EXPENSES AFTER FEE WAIVER
                               SSgA MATRIX EQUITY FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Matrix Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
    Sales Load Imposed on Purchases                   None
    Sales Load Imposed on Reinvested Dividends        None
    Deferred Sales Load                               None
    Redemption Fees                                   None
    Exchange Fee                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                       .38%
    12b-1 Fees(2)                                          .08
    Other Expenses                                         .20
                                                           ---

       Total Operating Expenses After Fee Waiver(1, 3)     .66%
                                                           ----
                                                           ----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                               ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $7        $21        $37       $82
                                         --        ---        ---       ---
                                         --        ---        ---       ---
____________________
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expense of the Fund absent the fee waiver would be 1.04% of average daily net assets on an annual basis. The Advisory fee waiver agreement will be in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc.

                    FUND OPERATING EXPENSES AFTER FEE REIMBURSMENT
                                 SSgA SMALL CAP FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Small Cap Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                             None
    Sales Load Imposed on Reinvested Dividends                  None
    Deferred Sales Load                                         None
    Redemption Fees                                             None
    Exchange Fee                                                None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                            .57%
    12b-1 Fees(1, 2)                                            .10
    Other Expenses(1)                                           .33
                                                                ----

       Total Operating Expenses After Fee Reimbursement(1, 3)   1.00%
                                                                ----
                                                                ----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                               ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $10       $32       $55        $122
                                         ---       ---       ---        ----
                                         ---       ---       ---        ----
____________________
(1) The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The gross annual expenses before reimbursement would be .75% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.18% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees that the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                      FUND OPERATING EXPENSES AFTER FEE WAIVERS
                            SSgA ACTIVE INTERNATIONAL FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Active International Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
    Sales Load Imposed on Purchases                             None
    Sales Load Imposed on Reinvested Dividends                  None
    Deferred Sales Load                                         None
    Redemption Fees                                             None
    Exchange Fee                                                None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

    Advisory Fees(1)                                             .28%
    12b-1 Fees(2)                                                .05
    Other Expenses                                               .67
                                                                ---
       Total Operating Expenses After Fee Waivers(1,3)          1.00%
                                                                -----
                                                                -----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------                              ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of each
time period:                             $10       $32        $55       $122
                                         ---       ---        ---       ----
                                         ---       ---        ---       ----
____________________
(1) The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .75% to the extent that total expenses exceed 1.00% on an annual basis. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be 1.47% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                   FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT
                              SSgA EMERGING MARKETS FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Emerging Markets Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
    Sales Load Imposed on Purchases                        None
    Sales Load Imposed on Reinvested Dividends             None
    Deferred Sales Load                                    None
    Redemption Fees                                        None
    Exchange Fee                                           None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
    Advisory Fees(1)                                                  .33%
    12b-1 Fees(1, 2)                                                  .25
    Other Expenses(1)                                                 .67
                                                                     ----

         Total Operating Expenses After Fee Reimbursement(1, 3)      1.25%
                                                                     -----
                                                                     -----

Examples:                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                               ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end of
each time period:                        $13       $40       $69        $151
                                         ---       ---       ---        ----
                                         ---       ---       ---        ----
____________________
(1) The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .75% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.67% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                                 FINANCIAL HIGHLIGHTS
                                SSgA MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.




                               1996       1995       1994       1993       1992       1991       1990         1989       1988++
                               ----       ----       ----       ----       ----       ----       ----         ----       ----
NET ASSET VALUE,
 BEGINNING OF YEAR             $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000      $1.0000    $1.0000
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

INCOME FROM INVEST-
 MENT OPERATIONS:
  Net investment income          .0524      .0538      .0330      .0320      .0458      .0686       .0817       .0883      .0239
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

LESS DISTRIBUTIONS:
  Net investment income         (.0524)    (.0538)    (.0330)    (.0320)    (.0458)    (.0686)     (.0817)     (.0883)    (.0239)
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

NET ASSET VALUE,
 END OF YEAR                   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000     $1.0000     $1.0000    $1.0000
                               -------    -------    -------    -------    -------    -------    -------      -------    -------
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

TOTAL RETURN (%)(a)               5.36       5.52       3.35       3.24       4.68       7.08        8.48        9.19       2.41

RATIOS(%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                      .39        .39        .36        .33        .35        .37         .37         .43        .44

  Operating expenses,
   gross, to average daily
   net assets (b)                  .39        .39        .36        .38        .35        .38         .43         .51        .63

  Net investment income
   to average daily net
   assets (b)                     5.20       5.37       3.33       3.20       4.40       6.59        8.13        8.97       7.30

  Net assets, end of year
   ($000 omitted)             3,475,409  2,752,895  3,020,796  2,502,483  4,263,057  1,645,428     650,598     442,614    193,777

  Per share amount of fees
   waived ($ omitted)               --         --         --      .0005         --      .0000       .0005       .0004      .0010

 ____________________
++  For the period May 2, 1988 (commencement of operations) to August 31, 1988.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1988 are annualized.

                                 FINANCIAL HIGHLIGHTS
                         SSgA US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                1996      1995      1994      1993      1992      1991++
                                ----      ----      ----      ----      ----      ----
NET ASSET VALUE,
 BEGINNING OF YEAR              $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                 -------  -------   -------   -------   -------   -------

INCOME FROM INVEST-
 MENT OPERATIONS:
  Net investment income           .0515     .0528     .0324     .0304     .0441     .0302
                                 -------  -------   -------   -------   -------   -------


LESS DISTRIBUTIONS:
 Net investment income           (.0515)   (.0528)   (.0324)   (.0304)   (.0441)   (.0302)
                                 -------  -------   -------   -------   -------   -------

NET ASSET VALUE,
 END OF YEAR                    $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                 -------  -------   -------   -------   -------   -------
                                 -------  -------   -------   -------   -------   -------

TOTAL RETURN (%)(a)                5.27      5.38      3.30      3.08      4.49      3.06

RATIOS (%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                       .40       .42       .38       .39       .41       .23
  Operating expenses, gross
   to average daily net
   assets (b)                       .40       .42       .39       .46       .42       .43
  Net investment income
   to average daily net
   assets (b)                      5.12      5.37      3.27      3.04      4.26      5.94
  Net assets, end of year
   ($000 omitted)               683,210   490,138   251,165   137,136   156,707    94,646
  Per share amount of fees
   waived ($ omitted)                --        --        --        --     .0001     .0011
  Per share amount of fees
   reimbursed by Adviser
   ($ omitted)                       --        --     .0001     .0007        --        --

 _____________________
++  For the period March 1, 1991 (commencement of operations) to August 31,
1991.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1991 are annualized.

                                 FINANCIAL HIGHLIGHTS
                           SSgA TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                          1996         1995++
                                                        --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $ 1.0000     $ 1.0000
                                                        --------     --------
INCOME FROM INVESTMENT
  OPERATIONS:
      Net investment income                                .0302        .0251
                                                        --------     --------

LESS DISTRIBUTIONS:
      Net investment income                               (.0302)      (.0251)
                                                        --------     --------
         NET ASSET VALUE, END OF PERIOD                 $ 1.0000     $ 1.0000
                                                        --------     --------
                                                        --------     --------
TOTAL RETURN (%)(a)                                         3.07         2.54

RATIOS (%)/SUPPLEMENTAL DATA:
      Operating expenses, net, to average
         daily net assets (b)                                .57          .59
      Operating expenses, gross, to average
         daily net assets (b)                                .57          .60
      Net investment income to average
          daily net assets (b)                              3.01         3.40
      Net assets, end of year
         ($000 omitted)                                   45,061       42,607
      Per share amount of fees waived
         ($ omitted)                                          --        .0001

____________________
++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1995 are annualized.

                                 FINANCIAL HIGHLIGHTS
                                 SSgA YIELD PLUS FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                         1996        1995         1994        1993++
                                         ----        ----         ----        ----
NET ASSET VALUE,
 BEGINNING OF YEAR                       $  10.00     $   9.99    $  10.01     $  10.00
                                          -------     --------    --------     --------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                       .56          .56         .38          .27
  Net realized and unrealized
   gain (loss) on investments                 .00          .02        (.02)         .01
                                          -------     --------    --------     --------

  Total From Investment Operations            .56          .58         .36          .28
                                          -------     --------    --------     --------

LESS DISTRIBUTIONS:
  Net investment income                      (.56)        (.56)       (.38)        (.27)
  In excess of net investment income           --         (.00)         --           --
  In excess of net realized gain
   on investments                              --         (.01)         --           --
                                          -------     --------    --------     --------

  Total Distributions                        (.56)        (.57)       (.38)        (.27)
                                          -------     --------    --------     --------

NET ASSET VALUE, END OF YEAR             $  10.00     $  10.00    $   9.99     $  10.01
                                          -------     --------    --------     --------
                                          -------     --------    --------     --------
TOTAL RETURN (%)(a)                          5.73         6.01        3.65         2.85

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, gross, and net
   to average daily net assets (b)            .36          .38         .35          .38
  Net investment income to average
   daily net assets (b)                      5.59         5.64        3.82         3.54
  Portfolio turnover (b)                    97.05       199.69      142.68       137.86
  Net assets, end of year
    ($000 omitted)                        433,485    1,447,097   1,358,464      589,594
      Per share amount of fees waived
          ($ omitted)                          --           --          --       .00042


____________________
++ For the period November 9, 1992 (commencement of operations) to August 31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1993 are annualized.

                                 FINANCIAL HIGHLIGHTS
                                SSgA INTERMEDIATE FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                                   1996         1995       1994++
                                                   ----         ----       ----
NET ASSET VALUE,
  BEGINNING OF YEAR                                $   9.72     $   9.37   $   10.00
                                                    -------      -------    --------
INCOME FROM INVESTMENT
  OPERATIONS:
   Net investment income                                .53          .56        .42
   Net realized and unrealized
      gain (loss) on investments                       (.14)         .34       (.76)
                                                    -------      -------    --------
   Total From Investment Operations                     .39          .90        (.34)
                                                    -------      -------    --------

LESS DISTRIBUTIONS:
   Net investment income                                .54         (.55)       (.29)
                                                    -------      -------    --------
NET ASSET VALUE, END OF YEAR                       $   9.57     $   9.72    $   9.37
                                                    -------      -------    --------
                                                    -------      -------    --------

TOTAL RETURN (%)                                       4.12        10.05       (3.42)

RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to average
    daily net assets                                    .60          .60         .60
   Operating expenses, gross, to average
    daily net assets                                   1.38         1.67        1.51
   Net investment income to average
    daily net assets                                   5.57         6.29        5.11
   Portfolio turnover                                221.73        26.31       15.70
   Net assets, end of year
    ($000 omitted)                                   41,518       33,893      19,963
   Per share amount of fees waived
    ($ omitted)                                          --           --       .0002
   Per share amount of fees reimbursed
     by Adviser ($ omitted)                           .0743        .0946       .0753


____________________
++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

                                 FINANCIAL HIGHLIGHTS
                                SSgA BOND MARKET FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                1996++
                                                ------
NET ASSET VALUE,
  BEGINNING OF PERIOD                        $   10.00
                                             ---------

INCOME FROM INVESTMENT
  OPERATIONS:
      Net investment income                        .27
   Net realized and unrealized gain (loss)
          on investments                          (.49)
                                             ---------
      Total From Investment Operations            (.22)
                                             ---------

LESS DISTRIBUTIONS:
      Net investment income                       (.15)
                                             ---------
    NET ASSET VALUE, END OF PERIOD          $     9.63
                                             ---------
                                             ---------
TOTAL RETURN (%)(a)                              (2.19)

RATIOS (%)/SUPPLEMENTAL
DATA:
      Operating expenses, net, to average
         daily net assets(b)                      .63
    Operating expenses, gross, to average
          daily net assets(b)                     .93
       Net investment income to average
          daily net assets(b)                    5.66
      Portfolio turnover(b)                    313.85
      Net assets, end of period
           ($000 omitted)                      29,015
      Per share amount of fees waived
           ($ omitted)                           .0148

____________________
++ For the period February 7, 1996 (commencement of operations) to August 31, 1996.
(a) Periods less than one year are not annualized.
(b) Annualized.

                                 FINANCIAL HIGHLIGHTS
                             SSgA GROWTH AND INCOME FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                              1996       1995        1994++
                                              ----       ----        ----
NET ASSET VALUE,
 BEGINNING OF YEAR                            $  11.95   $  10.51    $  10.00
                                              --------    -------    --------

INCOME FROM INVESTMENT
 OPERATIONS:
   Net investment income                           .15        .18        .15
   Net realized and unrealized
    gain (loss) on investments                    1.46       1.44         .47
                                              --------    -------    --------
   Total From Investment Operations               1.61       1.62         .62
                                              --------    -------    --------

LESS DISTRIBUTIONS:
   Net investment income                          (.16)      (.18)       (.11)
   Net realized gain on investments               (.04)        --          --
                                              --------    -------    --------
   Total Distributions                             .20       (.18)       (.11)
                                              --------    -------    --------
NET ASSET VALUE, END OF YEAR                  $  13.36   $  11.95   $   10.51
                                              --------    -------    --------
                                              --------    -------    --------
TOTAL RETURN (%)                                 13.57      15.66        6.23

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets                                .85        .95        .95
  Operating expenses, gross, to
   average daily net assets                       1.40       1.61        1.44
  Net investment income to average
   daily net assets                               1.15       1.72        1.75
  Portfolio turnover                             38.34      39.32       36.48
  Net assets, end of year
   ($000 omitted)                               55,823     43,884      26,747
  Per share amount of fees waived
   ($ omitted)                                      --         --       .0002
  Per share amount of fees reimbursed
   by Adviser ($ omitted)                        .0574      .0685       .0418
  Average commission rate paid per
   share of security ($ omitted)                 .0436         --          --

____________________
++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

                                 FINANCIAL HIGHLIGHTS
                               SSgA S&P 500 INDEX FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                   1996      1995      1994      1993++
                                                   ----      ----      ----      ----
NET ASSET VALUE,
 BEGINNING OF YEAR                                 $  12.81  $  10.89  $  10.72  $  10.00
                                                   --------  --------  --------  --------

INCOME FROM INVESTMENT
 OPERATIONS:
   Net investment income                                .32       .29       .26       .15
   Net realized and unrealized
    gain on investments                                1.98      1.95       .29       .65
                                                   --------  --------  --------  --------

   Total From Investment Operations                    2.30      2.24       .55       .80
                                                   --------  --------  --------  --------

LESS DISTRIBUTIONS:
   Net investment income                               (.31)     (.29)     (.26)     (.08)
   Net realized gain on investments                    (.39)     (.03)     (.07)       --
   In excess of net realized gain
    on investments                                       --        --      (.05)       --
                                                   --------  --------  --------  --------
   Total Distributions                                 (.70)     (.32)     (.38)     (.08)

NET ASSET VALUE, END OF YEAR                       $  14.41  $  12.81  $  10.89  $  10.72
                                                   --------  --------  --------  --------
                                                   --------  --------  --------  --------

TOTAL RETURN (%)(a)                                   18.46     21.11      5.29      8.06

RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to
    average daily net assets (b)                        .18       .19       .15       .15
   Operating expenses, gross, to
    average daily net assets (b)                        .28       .29       .25       .35
   Net investment income to
    average daily net assets (b)                       2.32      2.76      2.69      3.02
   Portfolio turnover (b)                             28.72     38.56      7.97     48.10
   Net assets, end of year ($000 omitted)           704,683   545,200   361,712   238,666
   Per share amount of fees waived
    ($ omitted)                                       .0135     .0107     .0030     .0027
   Per share amount of fees reimbursed
    by Adviser ($ omitted)                               --        --     .0067     .0071
   Average commission rate paid per
    share of security ($ omitted)                     .0115       N/A       N/A    N/A

____________________
++ For the period December 30, 1992 (commencement of operations) to August 31, 1993.
(a)    Periods less than one year are not annualized.
(b)    The ratios for the period ended August 31, 1993 are annualized.

                                 FINANCIAL HIGHLIGHTS
                               SSgA MATRIX EQUITY FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                               1996         1995           1994            1993      1992++
                                            ----------    ---------      ---------       --------  ---------
NET ASSET VALUE,
 BEGINNING OF YEAR                          $    13.93    $   12.06      $   11.95       $   9.78  $   10.00
                                             ---------     --------       --------       --------   --------

INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                            .24          .28            .24            .18        .05
  Net realized and unrealized gain
   (loss) on investments                          1.64         1.93            .28           2.17       (.27)
                                             ---------     --------       --------       --------   --------

  Total From Investment Operations                1.88         2.21            .52           2.35       (.22)
                                             ---------     --------       --------       --------   --------

LESS DISTRIBUTIONS:
  Net investment income                           (.24)        (.28)          (.23)          (.18)        --
  Net realized gain on investments               (1.44)        (.06)          (.09)            --         --
  In excess of net realized
   gain on investments                              --           --           (.09)            --         --
                                             ---------     --------       --------       --------   --------
  Total Distributions                            (1.68)        (.34)          (.41)          (.18)        --
                                             ---------     --------       --------       --------   --------
NET ASSET VALUE,
 END OF YEAR                                 $   14.13    $   13.93      $   12.06      $   11.95   $   9.78
                                             ---------     --------       --------       --------   --------
                                             ---------     --------       --------       --------   --------

TOTAL RETURN (%)(a)                              14.67        18.81           4.41          24.24      (2.20)

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b)                            .66          .68            .58            .60        .18
  Operating expenses, gross, to
  average daily net assets (b)                    1.04         1.06            .96           1.25       1.90
  Net investment income to average
   daily net assets (b)                           1.76         2.25           2.16           2.13       2.69
  Portfolio turnover (b)                        150.68       129.98         127.20          57.65       None
  Net assets, end of year
   ($000 omitted)                              261,888      198,341        130,764         62,549     12,408
  Per share amount of fees waived
   ($ omitted)                                   .0510        .0466          .0410          .0314      .0112
  Per share amount of fees reimbursed
   by Adviser ($ omitted)                           --           --             --          .0225      .0202
  Average commission rate paid
   per share of security ($ omitted)             .0404          N/A            N/A            N/A        N/A

____________________
++  For the period May 4, 1992 (commencement of operations) to August 31, 1992.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1992 are annualized.

                                 FINANCIAL HIGHLIGHTS
                                 SSgA SMALL CAP FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                1996         1995+          1994           1993          1992++
                                             ---------    ---------      ---------      ---------      ---------
NET ASSET VALUE,
 BEGINNING OF YEAR                           $   14.42    $   11.88      $   12.24      $   10.09      $   10.00
                                             ---------    ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
   Net investment income                           .04          .13            .21            .22            .04
   Net realized and unrealized
    gain on investments                           3.25         3.19            .24           2.14            .05
                                             ---------    ---------      ---------      ---------      ---------
   Total From Investment Operations               3.29         3.32            .45           2.36            .09
                                             ---------    ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   Net investment income                          (.07)        (.15)          (.21)          (.21)            --
   Net realized gain on investments               (.20)        (.58)          (.60)            --             --
   In excess of net realized gain on
    investments                                     --         (.05)            --             --             --
                                             ---------    ---------      ---------      ---------      ---------
   Total Distributions                            (.27)        (.78)          (.81)          (.21)            --
                                             ---------    ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF YEAR                 $   17.44    $   14.42      $   11.88      $   12.24      $   10.09
                                             ---------    ---------      ---------      ---------      ---------
                                             ---------    ---------      ---------      ---------      ---------

TOTAL RETURN (%)(a)                              23.14        30.04           3.90          23.66            .90

RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to average
    daily net assets (b)                          1.00          .97            .30            .25            .25
   Operating expenses, gross, to average
    daily net assets (b)                          1.18         1.58            .81           1.18           1.71
   Net investment income to average
    daily net assets (b)                           .26          .81           1.73           1.85           2.55
   Portfolio turnover (b)                        76.85       192.88          44.86          81.14           4.59
    Net assets, end of year
     ($000 omitted)                             55,208       23,301         25,716         34,815          9,392
   Per share amount of fees waived
    ($ omitted)                                     --        .0261          .0046          .0083          .0021
   Per share amount of fees reimbursed
     by Adviser ($ omitted)                      .0277        .0730          .0582          .1040          .0226
   Average commission rate paid per
     share of security ($ omitted)               .0368          N/A            N/A            N/A            N/A

____________________
+ Prior to November 22, 1994, the Fund was passively managed as the S&P Midcap Index Fund.
++  For the period July 1, 1992 (commencement of operations) to August 31,
    1992.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1992 are annualized.

                                  FINANCIAL HIGHLIGHTS
                            SSgA ACTIVE INTERNATIONAL FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                                     1996         1995++
                                                 ----------    ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                            $    10.89      $ 10.00
                                                  ---------    ---------

INCOME FROM INVESTMENT
 OPERATIONS:
   Net investment income                                .36          .03
   Net realized and unrealized gain
    (loss) on investments                               .28          .86
                                                  ---------    ---------

   Total From Investment Operations                     .64          .89
                                                  ---------    ---------

   Less distributions from net investment
     income (a)                                         .57           --
                                                  ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $    10.96    $   10.89
                                                  ---------    ---------
                                                  ---------    ---------


TOTAL RETURN (%) (b)                                   6.22         8.90

RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to average
  daily net assets (c)                                 1.00         1.79
 Operating expenses, gross, to average
  daily net assets (c)                                 1.47         2.56
 Net investment income to average
  daily net assets (c)                                 1.16         1.11
 Portfolio turnover (c)                               22.02         7.17
 Net assets, end of period
  ($000 omitted)                                     54,595       25,186
 Per share amount of fees waived
  ($ omitted)                                         .1459        .0207
 Average commission rate paid per
   share of security ($ omitted) (d)                  .0021          N/A

____________________
++  For the period March 7, 1995 (commencement of operations) to August 31,
    1995.
(a) Includes gains from foreign currency-related transactions.
(b) Periods less than one year are not annualized.
(c) Annualized.
(d) In certain foreign markets, the relationship between the translated US dollar price per share of security and commission paid per share of security may vary from that of domestic markets.

                                 FINANCIAL HIGHLIGHTS
                              SSgA EMERGING MARKETS FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                              1996         1995        1994++
                                            --------     --------    --------
NET ASSET VALUE,
  BEGINNING OF YEAR                         $  10.30     $  11.45    $  10.00
                                            --------     --------    --------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                          .11          .14         .05
  Net realized and unrealized gain
   (loss) on investments                         .68        (1.19)       1.40
                                            --------     --------    --------
  Total From Investment Operations               .79        (1.05)       1.45
                                            --------     --------    --------

LESS DISTRIBUTIONS:
  Net investment income                         (.12)        (.10)         --
  Net realized gain on investments              (.10)          --          --
                                            --------     --------    --------

  Total Distributions                           (.22)        (.10)         --
                                            --------     --------    --------

NET ASSET VALUE, END OF YEAR                $  10.87     $  10.30    $  11.45
                                            --------     --------    --------
                                            --------     --------    --------
TOTAL RETURN (%) (a)                            7.83        (9.28)      14.50

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b)                         1.28         1.50        1.50
  Operating expenses, gross, to average
   daily net assets (b)                         1.67         1.90        2.45
  Net investment income to
   average daily net assets (b)                 1.10         1.74        1.31
  Portfolio turnover                            4.36        19.77          --
  Net assets, end of year
   ($000 omitted)                            120,216       68,385      27,479
  Per share amount of fees waived
   ($ omitted)                                    --           --       .0130
  Per share amount of fees reimbursed
   by Adviser ($ omitted)                      .0376        .0320       .0204
  Average commission rate paid per
    share of security ($ omitted) (c)          .0006          N/A         N/A

____________________
++  For the period March 1, 1994 (commencement of operations) to August 31,
    1994.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1994 are annualized.
(c) In certain foreign markets, the relationship between the US dollar price per share of security and commission paid per share of security may vary from that of domestic markets.

                                      SSgA FUNDS

         SSgA Funds (the "Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in 12 separate, diversified funds (collectively, the "Funds"): The SSgA Money Market Fund ("Money Market Fund"), the SSgA US Government Money Market Fund ("Government Fund"), the SSgA Tax Free Money Market Fund ("Tax Free Fund"), the SSgA Bond Market Fund ("Bond Fund"); the SSgA Yield Plus Fund ("Yield Plus Fund"), the SSgA Matrix Equity Fund ("Matrix Fund"), the SSgA S&P 500 Index Fund ("Index Fund"), the SSgA Small Cap Fund ("Small Cap Fund"), the SSgA Growth and Income Fund ("Growth and Income Fund"), the SSgA Intermediate Fund ("Intermediate Fund"), the SSgA Emerging Markets Fund ("Emerging Markets Fund") and the SSgA Active International Fund ("Active International Fund"). State Street Bank and Trust Company ("State Street"), through its division, State Street Global Advisers ("Adviser" or "SSgA"), is the Funds' Adviser.

                                  MANNER OF OFFERING

         DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Funds are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds will incur distribution expenses under their Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

                   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         Certain Funds have a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. Other Funds have a nonfundamental investment objective which may be changed only with the approval of a majority of the Board of Trustees; shareholders would receive at least 60 days prior notice of any change to the nonfundamental objective. Whether a Fund's investment objective is fundamental or nonfundamental is indicated below. There are also fundamental and nonfundamental investment policies and restrictions, as described in this section. There can be no assurance that any Fund will meet its stated investment objective.

INVESTMENT OBJECTIVES AND POLICIES

         MONEY MARKET FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

         The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include:
(1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations;
(7) variable amount master demand notes; and (8) repurchase agreements.

         The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two Nationally Recognized Statistical Rating Organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees. See the Statement of Additional Information ("SAI") for a description of the securities ratings of debt instruments and commercial paper by NRSROs.

         GOVERNMENT FUND. The fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

         The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Other Investment Policies -- US Government Securities.") Under normal market conditions, the Government Fund will be 100% invested in such securities.

         TAX FREE FUND. The fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value.

         The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

         The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

    The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7 of the 1940 Act) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two NRSROs; (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

         YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

         The Fund attempts to meet its objective by investing primarily in:
(1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies and subdivisions of foreign governments and supranational organizations (such as the World Bank); (5) asset-backed securities; (6) mortgage-related pass-through securities; and (7) interest rate swaps.

         The Fund limits its investments to bank instruments, mortgage-related pass-through securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

         The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

         INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

         The Fund is structured around the Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIGC Index"). The Fund attempts to meet its objective by investing at least 65% of its total assets in: (1) US Government securities (including repurchase and reverse repurchase agreements relating to such securities); (2) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (3) mortgage-related pass-through securities; (4) asset-backed securities; and (5) instruments of US and foreign banks, including Eurodollar Time Deposits, Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances.

         The Fund limits its portfolio investments in commercial paper and corporate notes and bonds to those that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Adviser.

         The Fund will measure its performance against the LBIGC Index. The Fund also intends to maintain an average maturity and duration similar to that of the LBIGC Index. The duration of the LBIGC Index as of August 31, 1996 was
3.30 years. The LBIGC Index is described in more detail in "Other Investment Policies."

         BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The LBAB Index is described in more detail in "Other Investment Policies."

         The Fund attempts to meet its objective by investing at least 65% of its total assets in debt securities. The Fund may make direct investments in:
(1) US Government securities, including US Treasury securities and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies and instrumentalities; (2) corporate debt securities; (3) asset-backed securities; (4) mortgage-backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits; (5) repurchase agreements; (6) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (7) mortgage-related pass-through securities; (8) instruments of US and foreign banks, including Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances; (9) financial futures and option contracts; (10) interest rate exchange agreements and other swap agreements; (11) supranational and sovereign debt obligations including subdivisions and agencies; and (12) other securities and instruments deemed by the Adviser to have characteristics consistent with the Fund's investment objective. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. As indicated above, the Fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

         The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

         The Fund limits its portfolio investments in corporate notes and bonds to those that are rated investment-grade by an NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. Commercial paper must be rated in one of the two highest categories by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. Investment-grade securities include securities rated Baa3 by Moody's or BBB- by ("S&P") (and securities of comparable quality), which securities have speculative characteristics. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in noninvestment-grade securities.

         GROWTH AND INCOME FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

         The Fund will invest at least 65% of its total assets in equity securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund will invest in publicly traded companies that are generally well-established, but may invest up to 5% of its total assets in securities of any issuer which has been in operation for less than three years. The balance of the Fund's assets may be invested in American Depository Receipts, corporate bonds, debentures and notes and other debt securities. Debt securities may include obligations of foreign issuers that are US-dollar denominated. Except for convertible securities, any debt securities purchased will have a dollar-weighted average maturity of 10 years or less. The Fund will invest in investment grade bonds rated as such by an independent rating agency or if unrated, of comparable quality as determined by the Adviser. In addition, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See ("Other Investment Policies - Cash Reserves.")

         The Fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. For this purpose, the Fund will measure its performance against the S&P 500 Index.

         The Fund's portfolio strategy combines market economics with fundamental research. The Adviser begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

         INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

         The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

         The Fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. No subscription for the Fund will be accepted until Adviser has a reasonable basis to believe that the Fund will be able to acquire substantially all 500 stocks in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings. The S&P 500 Index is described in more detail in "Other Investment Policies."

         To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Adviser will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Adviser will report to the Board of Trustees, which will consider alternative arrangements.

         The Fund will be substantially invested in the securities included in the S&P 500 Index. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.") The Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Fund's assets.

         MATRIX EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") through investment in equity securities.

         Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. These scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to that of the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The S&P 500 Index is described in more detail in "Other Investment Policies."

         The Fund will invest at least 65% of its total assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves)."

         In addition to the policies noted above, the Fund may invest in obligations of foreign issuers which are US dollar denominated, American Depository Receipts (ADRs), corporate bonds, debentures, notes and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total assets.

         SMALL CAP FUND. The nonfundamental investment objective is to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities of smaller capitalized issuers.

         Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked on the basis of a single measure: the momentum of Wall Street sentiment. The measure examines changes in Wall Street analyst's earnings estimates and ranks stocks by the strength and consistency of those changes. Sector and industry weight are maintained at a similar level to that of the Russell 2000-Registered Trademark-Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The Russell 2000 Index is described in more detail in "Other Investment Policies."

         The Fund will invest primarily in a portfolio of small to medium sized domestic companies. Small to medium sized companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Investments in small to medium sized companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.

         The Fund will invest at least 65% of its total assets in small to medium sized companies. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, in certain short-term investment grade debt securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.") The Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Fund's assets.

         ACTIVE INTERNATIONAL FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

         The Fund will attempt to meet its objective through the active selection of countries, currencies and securities. The selection of investments will be made through a proprietary, quantitative process developed by the Adviser. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is described in more detail in "Other Investment Policies."

         The Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. For investment restrictions on the use of these derivatives, please refer to the "Other Investment Policies" section. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. (See "Other Investment Policies -- Cash Reserves.")

         The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. The risks associated with investment in securities issued by foreign governments and companies are described in "Risk Factors -- Foreign Securities."

         Of the fixed-income instruments used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds."

         EMERGING MARKETS FUND.   The fundamental investment objective is to
provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

         Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in these countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

         The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies, and convertible debt securities. Debt securities will typically represent less than 10% of Fund assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities (also referred to as "junk bonds") may include obligations that are in default or that face the risk of default with respect to principal or interest.

         The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted under "Risk Factors -- Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described below in "Other Investment Policies -- Foreign Government Securities."

INVESTMENT RESTRICTIONS

         All Funds have fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Fund may not:

         1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

         2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The

              Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

         3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

OTHER INVESTMENT POLICIES

         The investment policies described below reflect the Funds' current policies, are not fundamental and may be changed by the Board of Trustees without shareholder approval. Descriptions below are of policies which will from time to time be used by at least 5% of Fund assets. For more information about some of the investment policies described below, or for information about other policies that may be used by less than 5% of Fund assets, see the relevant SAI. To the extent consistent with each Fund's investment objective and restrictions, the Funds (as indicated) may invest in the following instruments and may use the following investment techniques:

         US GOVERNMENT SECURITIES (ALL FUNDS EXCEPT EMERGING MARKETS AND ACTIVE INTERNATIONAL). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

         REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). No Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, a Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate a Fund.

         REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, a Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect a Fund's ability to reacquire the underlying securities.

         FORWARD COMMITMENTS (ALL FUNDS EXCEPT EMERGING MARKETS). The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on a Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

         WHEN-ISSUED TRANSACTIONS (ALL FUNDS EXCEPT EMERGING MARKETS AND ACTIVE INTERNATIONAL). The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, a Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, a Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause a Fund to miss a price or yield considered advantageous. A Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. A Fund will invest no more than 25% of its net assets in when-issued securities.

         ILLIQUID SECURITIES (ALL FUNDS). The Money Market, Government and Tax Free Funds will invest no more than 10% of each of their net assets, and the Bond, Yield Plus, Matrix, Index, Small Cap, Growth and Income, Intermediate, Emerging Markets and Active International Funds will invest no more than 15% of each of their net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities.
Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

         VARIABLE AMOUNT MASTER DEMAND NOTES (ALL FUNDS EXCEPT TAX FREE, EMERGING MARKETS AND ACTIVE INTERNATIONAL). Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

         ASSET-BACKED SECURITIES (MONEY MARKET, BOND, YIELD PLUS AND INTERMEDIATE ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience loss or delay in receiving payment and a decrease in the value of the security. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement, and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments.

         MORTGAGE-RELATED PASS-THROUGH SECURITIES (MONEY MARKET, GOVERNMENT, BOND, YIELD PLUS AND INTERMEDIATE ONLY). The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

         ZERO COUPON SECURITIES (MONEY MARKET, GOVERNMENT, TAX FREE, BOND,
YIELD PLUS AND INTERMEDIATE ONLY). Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

         VARIABLE AND FLOATING RATE SECURITIES (MONEY MARKET, GOVERNMENT, TAX FREE, BOND, YIELD PLUS AND INTERMEDIATE ONLY). A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

         EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS
(ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS) (MONEY MARKET, BOND, YIELD PLUS AND INTERMEDIATE ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

         Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

         SECURITIES LENDING (ALL FUNDS EXCEPT EMERGING MARKETS). The Funds may lend portfolio securities with a value of up to 33-1/3% of each of their total assets. Such loans may be terminated at any time. A Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES (ALL FUNDS EXCEPT MONEY MARKET, GOVERNMENT AND TAX FREE). For hedging purposes, including protecting the price or interest rate of a security that a Fund intends to buy, a Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

         A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

         Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

         Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

         When trading futures contracts, a Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

         OPTIONS ON SECURITIES AND SECURITIES INDICES (ALL FUNDS EXCEPT MONEY MARKET, GOVERNMENT, TAX FREE AND EMERGING MARKETS). The Funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of a Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, a Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

         The Funds may purchase or sell options on securities indices that are comprised of securities in which the Funds may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

         CASH RESERVES (ALL FUNDS EXCEPT MONEY MARKET, GOVERNMENT, TAX FREE AND EMERGING MARKETS). For defensive purposes, the Funds may temporarily invest, without limitation, in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a Fund will decline, and thereby possibly cause its yield to decline as well.

         AMERICAN DEPOSITORY RECEIPTS (ADRS) (INDEX, SMALL CAP GROWTH AND INCOME, EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY) AND EUROPEAN DEPOSITORY RECEIPTS (EDRS) (EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY). The Funds may invest in securities of foreign issuers in the form of ADRs, EDRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

         WARRANTS (SMALL CAP, GROWTH AND INCOME, EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY). The Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. A Fund will invest no more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

         CONVERTIBLE SECURITIES (SMALL CAP, EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY). The Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

         INTEREST RATE SWAPS (BOND, YIELD PLUS AND INTERMEDIATE ONLY). The Funds may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

         MORTGAGE-BACKED SECURITY ROLLS (BOND AND INTERMEDIATE ONLY).  The
Funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

         PREFERRED STOCKS (BOND AND INTERMEDIATE ONLY). Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

         FOREIGN CURRENCY TRANSACTIONS (BOND, YIELD PLUS AND INTERMEDIATE
ONLY). The Funds may engage in foreign currency transactions as described below. The US dollar value of assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. The Funds will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Funds may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

         A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect a Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

         Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Funds may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause a Fund to lose the premium it paid and its transaction costs.

         MUNICIPAL SECURITIES (TAX FREE ONLY). The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

         Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

         Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

         MUNICIPAL LEASES (TAX FREE ONLY). The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

         Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

         Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

         TENDER OPTION BONDS (TAX FREE ONLY). A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

         STANDBY COMMITMENTS (TAX FREE ONLY). The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

         COMMERCIAL PAPER (TAX FREE ONLY). Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's, A-1 by S&P or F-1 by Fitch's Investor Service ("Fitch").

         FOREIGN GOVERNMENT SECURITIES (EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY). Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. Neither Fund will invest a material percentage of its assets in sovereign debt.

         FOREIGN CURRENCY (EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY).
The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

         In addition to the forward exchange contracts, the Emerging Markets and Active International Funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

         Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Funds will not speculate in foreign security or currency options or futures or related options.

         The Funds may not hedge their positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Neither Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. Neither Fund will enter into a forward contract with a term of more than one year.

         SPECIAL SITUATIONS (EMERGING MARKETS ONLY). The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

         PURCHASE OF OTHER FUNDS (ALL FUNDS). To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each Fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies.

         THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.

         THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the LBAB Index as of August 31, 1996 was 4.77 years. The LBAB Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index.
The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least
$100 million.

         THE RUSSELL 2000-Registered Trademark- INDEX. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $421 million.

         THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX ("LBIGC INDEX"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Corporate Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.

         THE MSCI EAFE INDEX. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

                                     RISK FACTORS

         FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

         FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

         FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

         EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the

Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

         FOREIGN CURRENCY. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

                           PORTFOLIO MATURITY AND TURNOVER

         MONEY MARKET, GOVERNMENT AND TAX FREE FUNDS. These Funds must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7 of the 1940 Act) and must maintain a dollar-weighted average maturity of 90 days or less. These Funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous.

         INDEX FUND. Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most actively managed investment companies.

         BOND, YIELD PLUS AND INTERMEDIATE FUNDS. Because these Funds will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income, the Funds may be subject to a greater degree of portfolio turnover tan might be expected from investment companies which invest substantially all of their assets on a long-term basis. Portfolio turnover rates cannot be predicted, but it is anticipated that the Funds will generally not exceed the following rates (excluding securities having a maturity of one year or less):

    - Bond --350% (This higher than average turnover rate is not expected to materially affect the Fund's performance.)

    -    Yield Plus--100%

    -    Intermediate--250%

         MATRIX, SMALL CAP, GROWTH AND INCOME, EMERGING MARKETS AND ACTIVE INTERNATIONAL FUNDS. Portfolio turnover rates cannot be predicted, but it is anticipated that these Funds will generally not exceed the following rates:

    -    Matrix--200%

    -    Small Cap--200%

    -    Growth and Income--80%

    -    Emerging Markets--50%

    -    Active International--80%

         A high turnover rate (over 100%) will: (1) increase transaction expenses which could adversely affect a Fund's performance; and (2) result in increased brokerage commissions custodian fees and other transaction costs, and the possibility of realized capital gains or losses.

         The Adviser's sell discipline for the Emerging Markets and Active International Funds' investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Emerging Markets and Active International Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

         The Funds may effect portfolio transactions with or through State Street Brokerage Services, Inc., a affiliate of the Adviser, when the Adviser determines that the Funds will receive competitive execution, price and commissions.

                             DIVIDENDS AND DISTRIBUTIONS

         The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income.

                                        DIVIDENDS
                FUND                     DECLARED                      DIVIDENDS PAID
         ---------------------------------------------------------------------------------------
         Money Market                  Daily                     Last business day of each month
         Government                    Daily                     Last business day of each month
         Tax Free                      Daily                     Last business day of each month
         Yield Plus                    Daily                     Last business day of each month
         Bond                          Quarterly                 Quarterly
         Matrix                        Quarterly                 Quarterly
         Index                         Quarterly                 Quarterly
         Growth and Income             Quarterly                 Quarterly
         Intermediate                  Quarterly                 Quarterly
         Small Cap                     Annually                  Annually
         Emerging Markets              Annually                  Annually
         Active International          Annually                  Annually

         The Board of Trustees intends to declare distributions annually, generally in mid-October. For the Money Market, Government, Tax Free and Yield Plus Funds, distributions will be declared from net short- and long-term capital gains, if any. For the Bond Fund, distributions will be declared from net long-term capital gains, if any. For the Matrix, Index, Growth and Income, Intermediate, Small Cap, Emerging Markets and Active International Funds, distributions will be declared from net capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the Funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market, Government and Tax Free Funds do not expect any material long-term capital gains or losses.

         Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

         Income dividends and capital gains distributions will be reinvested in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

         Except for the Money Market, Government and Tax Free Funds, any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

         DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

    - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of a Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

    - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

    - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

    - Direct Dividends Option--Income dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

         Dividends which are declared daily and paid monthly will wire (if that option is elected) the proceeds to a pre-designated bank on the first business day of the following month in which the dividend is payable. All other distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                        TAXES

         The following discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a Fund with the investor's tax adviser.

         Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, no Fund will be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and capital gain net income. In addition, the Tax Free Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

         Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

         Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

         Consistent with each Fund's investment policies, they may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be reclassified as ordinary income.

         The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. With respect to the Money Market, Government and Tax Free Funds, no capital gain or loss is anticipated because these Funds seek to maintain a stable $1.00 per share net asset value.

         Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of a Fund's income attributable to US Treasury and agency obligations. Each Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

         TAX FREE FUND. Distributions that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income.

         The Tax Free Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Tax Free Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal tax.

         FOREIGN INCOME TAXES (EMERGING MARKETS AND ACTIVE INTERNATIONAL ONLY). Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

         If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on a Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, a Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

         Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

         If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, a Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a Fund and foreign income taxes paid by a Fund. Shareholders of a Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, a Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

                               VALUATION OF FUND SHARES

         NET ASSET VALUE PER SHARE. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent. The Funds (except the Government, Tax Free and Money Market Funds--see below) determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business.

         The Government and Tax Free Funds determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

         The Money Market Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4pm eastern time). A business day is one on which the New York Stock Exchange and Federal Reserve are open for business.

         VALUATION OF MONEY MARKET FUND SECURITIES. The Money Market,
Government and Tax Free Funds seek to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         VALUATION OF NON-MONEY MARKET FUND SECURITIES. With the exceptions noted below, the Funds value portfolio securities at "market value." This generally means that the equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

         Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

         International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

         Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent their market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

         The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                               PURCHASE OF FUND SHARES

         MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. Each Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in a Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

         OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. With the exceptions noted below, purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. With respect to the Government and Tax Free Funds, purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

         The Funds reserve the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.

         ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Funds. The Funds require a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at
(800) 647-7327, or write:  SSgA Funds, P.O. Box 8317, Boston, MA  02266-8317.

         MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

         REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

         SSgA Funds                    SSgA Funds
         P.O. Box 8317                 2 Heritage Drive
         Boston, MA  02266-8317        North Quincy, MA  02171


         All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received.

When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         TELEPHONE EXCHANGE PRIVILEGE. Subject to each Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder.

         FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

    1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

    2.   Instructing the wiring bank to wire federal funds to:

         State Street Bank and Trust Company
         225 Franklin Street, Boston, MA  02110
         ABA #0110-0002-8
         DDA #9904-631-0
         SSgA (Name of Fund) Fund(s)
         Account Number and Registration

         Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.

         SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Funds with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the minimum initial requirement per Fund before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

         SYSTEMATIC EXCHANGE. The Funds offer the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

         THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

         IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

         The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                              REDEMPTION OF FUND SHARES

         Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored. With respect to the Government, Tax Free Funds and Yield Plus Funds, a dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend. With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption.

         CHECKWRITING SERVICE (MONEY MARKET, GOVERNMENT AND TAX FREE ONLY). If investors have authorized the check writing feature on the Application and have completed the signature card, they may redeem shares in their account, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and investors may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

         CASH SWEEP PROGRAM (MONEY MARKET, GOVERNMENT AND YIELD PLUS ONLY). Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Money Market, Government or Yield Plus Funds. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where the Adviser acts as the money manager, the Adviser will receive an advisory fee from the client.

         TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.

         BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Funds do not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. The wire schedule for the Funds is as follows:

       - Money Market--Requests received via telephone prior to 4:00 p.m. Eastern time will be sent the same day according to pre-designated instructions.

       - Government and Tax Free--Requests received prior to 12:00 noon Eastern time will have proceeds wired the same day. Requests received after 12:00 noon Eastern time will have the shares redeemed that day and the proceeds will be wired the following business day.

       - Yield Plus--Requests received prior to 12:00 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12:00 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12:00 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day.

Redemption requests received prior to 12:00 noon Eastern time for the Government, Tax Free and Yield Plus Funds will not be eligible for that day's interest.

       - All Other Funds--Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.

         CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

         MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

    1. The shareholder's address of record has changed within the past 60 days;

    2.   The shareholder is redeeming more than $50,000 worth of shares; or

    3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

         Signature guarantees can usually be obtained from the following sources:

    1. A broker or securities dealer, registered with a domestic stock exchange;

    2.   A federal savings, cooperative or other type of bank;

    3.   A savings and loan or other thrift institution;

    4.   A credit union; or

    5.   A securities exchange or clearing agency.

    Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


                 SELLER                                              REQUIREMENTS FOR WRITTEN REQUESTS
         Owner of individual,                  - Letter of instruction, signed by all persons authorized
         joint, sole proprietorship,             to sign for the account stating general titles/capacity,
         accounts for minors)                    exactly as the account is registered; and
         UGMA/UTMA (custodial
         or general partner accounts
                                               - Signature guarantee, if applicable (see above).


         Owners of corporate or                - Letter of instruction signed by authorized person(s), stating capacity as
         association accounts                    indicated by the corporate resolution;

                                               - Corporate resolution, certified within the past 90 days; and

                                               - Signature guarantee, if applicable (see above).

         Owners or trustees of                 - Letter of instruction, signed by all trustees;
         trust accounts
                                               - If the trustees are not named in the registration, please provide a copy of the trust document certified within the past 60 days; and

                                               - Signature guarantee, if applicable (see above).

         Joint tenancy                         - Letter of instruction signed by surviving tenant(s);
         shareholders whose co-
         tenants are deceased                  - Certified copy of the death certificate; and

                                               - Signature guarantee, if applicable (see above).


         Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

         A Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                                  GENERAL MANAGEMENT

         The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Funds.

         ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to each Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of September 30, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

         The Adviser, subject to Board supervision, directs the investments of each Fund in accordance with the Fund's investment objective, policies and restrictions. The individuals primarily responsible for the portfolio management of each Fund (except the Money Market, Government and Tax Free Funds) are listed below. For these services, each Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to the following percentages of a Fund's average daily net assets:

       - Index--0.10%

       - Money Market, Government, Tax Free and Yield Plus--0.25%

       - Bond--0.30%

       - Matrix, Small Cap, Emerging Markets and Active International--0.75%

       - Intermediate--0.80%

       - Growth and Income--0.85%

         The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

         State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

         Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

PORTFOLIO MANAGEMENT

         BOND AND INTERMEDIATE FUNDS. Mr. John P. Kirby, Assistant Vice President. Mr. Kirby has been with State Street working with the Bond Fund since 1995. He has been the lead portfolio manager for the Intermediate Fund since July 1996. Prior to joining State Street, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that, Mr. Kirby was a portfolio manager at One Federal Asset Management a Shawmut Bank subsidiary, and at Cambridge Port Savings as an asset/liability risk specialist. In managing the Bond Fund, Mr.

Kirby is assisted by eight other portfolio managers. With respect to the Intermediate Fund, two portfolio managers assist Mr. Kirby.

         YIELD PLUS FUND. Ms. Rena Williams, Vice President. Ms. Williams joined State Street in February 1994 as a Mutual Funds Unit Head with responsibility for the SSgA money market funds and several short-term pooled funds. Prior to joining State Street, Ms. Williams was a Vice President and Senior Portfolio Manager with PNC Bank, where she managed a variety of money market funds and open-end mutual funds, and created the firm's first taxable fixed-income funds and corporate cash accounts. She has also worked with the Calvert Group, investing for government and corporate money market funds. Ms. Williams holds a BA in International Relations from the University of Virginia. There are eight other portfolio managers who work with Ms. Williams in managing the Fund.


         MATRIX FUND. Mr. Peter Stonberg, CFA, Principal. Mr. Stonberg joined State Street in 1981 with more than 15 years of experience. He is responsible for all of State Street Global Advisors' investment strategies. Prior to joining State Street, he was a securities analyst with the Fidelity group of mutual funds, Director of Research at the Mercantile National Bank at Dallas, and a performance measurement consultant to major pension and endowment funds in State Street's Master Trust Division. He is a graduate of Carleton College and holds an MBA from Columbia University. There are four other portfolio managers who work with Mr. Stonberg in managing the Fund.


         INDEX FUND. Mr. James B. May, Assistant Vice President. Mr. May and has been the lead portfolio manager for this Fund since May 1995, an investment officer since January 1994 and a portfolio manager in the US Structured Products Group of State Street since that time. From 1991 to 1993, he served as an Investment Support Analyst in the US Passive Services Group of State Street Global Advisors. There are four other portfolio managers who work with Mr. May in managing the Fund.

         SMALL CAP FUND. Mr. Jeffrey Adams, Vice President. Mr. Adams joined State Street in 1990 and has been the lead portfolio manager for this Fund since December 1994. From 1992 to 1994, he was a portfolio manager and from 1990 to 1992 he was an account administrator. There are four other portfolio managers who work with Mr. Adams in managing the Fund.

         GROWTH AND INCOME FUND. Mr. Brenton H. Dickson, Senior Vice President. Mr. Dickson has been the lead portfolio manager for this Fund since its inception in September 1993. Mr. Dickson has been a manager in State Street's Investment Research Division since 1981. He is a member of the board of directors of the Boston Security Analyst Society and a portfolio manager of the Personal Trust Stock Common Trust Funds. There are five other portfolio managers who work with Mr. Dickson in managing the Fund.

         EMERGING MARKETS FUND. Mr. Robert E. Furdak, CFA, Managing Director. Mr. Furdak has been the lead portfolio manager for this Fund since its inception in March 1994. Mr. Furdak has been with State Street since 1989, working on the non-US active equity team. There are seven other portfolio managers who work with Mr. Furdak in managing the Fund.

         ACTIVE INTERNATIONAL FUND. Mr. Robert Rubano, Assistant Vice President. Mr. Rubano has been the lead portfolio manager for this Fund since its inception in March 1993. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. There are seven other portfolio managers who work with Mr. Rubano in managing the Fund.

         ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("FRIMCo" or "Administrator") serves as the Funds' administrator. The Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $8 billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Funds presented in this Prospectus, with assets of $8.3 billion as of October 31, 1996.

         Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the Funds' operations;
(2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the

Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and
(5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds pay the Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets:

       - ALL FUNDS (EXCEPT EMERGING MARKETS AND ACTIVE INTERNATIONAL)

       - To and including $500 million--.06%;

       - Over $500 million to and including $1 billion--.05%; and

       - Over $1 billion--.03%.

       - EMERGING MARKETS AND ACTIVE INTERNATIONAL

       - To and including $500 million--.07%;

       - Over $500 million to and including $1 billion--.06%;

       - Over $1 billion to and including $1.5 billion--.04%; and

       - Over $1.5 billion--.03%.

         The percentage of the fee paid by the each Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

         The Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

         Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

         DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares.

         The Funds have also adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

         Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include the Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: (1) answering inquiries regarding a Fund; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers;
(4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; (7) arranging for bank wires transferring customers' funds; and (8) such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from a Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of a Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

         Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

         Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .25% of a Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                    FUND EXPENSES

         The Funds will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. The Funds' principal expenses are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates;
(11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Funds. Certain expenses directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets.

                               PERFORMANCE CALCULATIONS

YIELD

         Money Market (Class A shares), Government (Class A shares), Tax Free (Class A shares), Yield Plus, Bond and Intermediate Funds may from time to time advertise their yields. Yield for each Fund is calculated as follows:

         MONEY MARKET, GOVERNMENT AND TAX FREE FUNDS. The yield of each Fund refers to the income generated by an investment in Class A shares of these Funds over a seven-day period (which period will be stated in the advertisement).
This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         With respect to the Tax Free Fund only, the tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Tax Free Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

         From time to time, the Money Market, Government and Tax Free Funds may also report yield and effective yield (and tax-equivalent yield, with respect to the Tax Free Fund) as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

         BOND, YIELD PLUS AND INTERMEDIATE FUNDS. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

TOTAL RETURN

         From time to time, each Fund may advertise its total return. For the Money Market, Government and Tax Free Funds, the total return calculation will be based on the Class A shares of those Funds. The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-year, five-year and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

         Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data (as applicable to each respective Fund) from Lipper Analytical Services, Inc., IBC Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Morningstar, Inc., Lehman Brothers Index, S&P 500 Index, Russell 2000 Index, MSCI EAFE Index, LBAB Index or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

         Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                                ADDITIONAL INFORMATION

         CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio recordkeeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

         REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling the Distributor at (800) 647-7327.

         ORGANIZATION, CAPITALIZATION AND VOTING. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.

         Currently, shares of the Money Market, Government and Tax Free Funds are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of those Funds, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Funds' portfolio securities. The Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and
 .60% annually of the average net asset value of the Class B and Class C shares, respectively of these Funds. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.

         Each Fund share represents an equal proportionate interest in a Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Investment Company and have no preemptive rights.

         Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

         The Investment Company does not issue share certificates for the Funds. The Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

[NEED 25% SHAREHOLDER INFORMATION FOR EACH FUND, IF APPLICABLE]

         As of _____________, 1996, ________________, owned of record __% of the issued and outstanding shares of the __________ Fund. Each is therefore deemed to be a controlling person of the respective Fund for purposes of the 1940 Act.

                 INFORMATION REGARDING STANDARD & POOR'S CORPORATION

         "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund.
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES

                                      SSgA FUNDS
                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                          CUSTOMER SERVICE:  (800) 647-7327

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                 THE SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                           TAX FREE MONEY MARKET FUND
                                 CLASS C SHARES


     The SSgA Funds (formerly known as The Seven Seas Series Fund) are a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class C shares of beneficial interest in one such mutual fund, the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or the "Fund"). Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Fund to offer the shares. This Prospectus should be read together with any materials provided by such institution. The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
    and Transfer Agent:                          Distributor:                          Administrator:
 State Street Bank and Trust                                                       Frank Russell Investment
         Company                       Russell Fund Distributors, Inc.               Management Company
    225 Franklin Street              Two International Place, 35th Floor                909 A Street
Boston, Massachusetts 02110             Boston, Massachusetts  02110               Tacoma, Washington  98402

                       PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .4

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

The SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . . . .6

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . . .

Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                     SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Fund's investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. To accomplish this goal, the Fund invests primarily in high quality short-term municipal obligations.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class C shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Fund.

PURCHASES AND REDEMPTIONS. Because shares of the Fund are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Fund in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class C shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the US Government Money market Fund are equal to approximately .39%, .68% and .93%, respectively, of the average daily net asset value of the shares of the class.

                             FUND OPERATING EXPENSES
                       THE SSgA TAX FREE MONEY MARKET FUND
                                 CLASS C SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                  None
     Sales Load Imposed on Reinvested Dividends                       None
     Deferred Sales Load                                              None
     Redemption Fees                                                  None
     Exchange Fee                                                     None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                                         .25%
     12b-1 Fees:
          Payable to Distributor                                 .09%
          Payable to Service Organizations
            Distribution                                         .25
            Shareholder Servicing                                .25
                                                                -----
            Total 12b-1 Fees(1,2)                                          .59

     Other Expenses(2)                                                     .23
                                                                          -----

     Total Operating Expenses(3)                                          1.07%
                                                                          -----
                                                                          -----

EXAMPLES:                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                                ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption
at the end of each time period:           $11       $34        $59       $131
                                          ---       ---        ---       ----
                                          ---       ---        ---       ----
__________________________
(1) 12b-1 fees include shareholder servicing fees payable to Service Organizations in the amount of _____% of the annual average daily net asset value of the Fund's Class C shares.
(2) Other Expenses and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service Organizations impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

Long-Term shareholders of the Fund's Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                       THE SSgA TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                         1996           1995++
                                                         ----           ----
          NET ASSET VALUE,
           BEGINNING OF PERIOD                        $   1.0000     $   1.0000
                                                      ----------     ----------

          INCOME FROM INVESTMENT
           OPERATIONS:
            Net investment income                          .0302          .0251
                                                      ----------     ----------


          LESS DISTRIBUTIONS:
           Net investment income                          (.0302)        (.0251)
                                                      ----------     ----------

          NET ASSET VALUE, END OF PERIOD              $   1.0000     $   1.0000
                                                      ----------     ----------
                                                      ----------     ----------

          TOTAL RETURN (%)(a)                               3.07           2.54

          RATIOS (%)/SUPPLEMENTAL DATA:
           Operating expenses, net, to average
            daily net assets (b)                             .57            .59
           Operating expenses, gross, to average
            daily net assets (b)                             .57            .60
           Net investment income to average
            daily net assets (b)                            3.01           3.40
           Net assets, end of year
            ($000 omitted)                                45,061         42,607
           Per share amount of fees waived
            ($ omitted)                                       --          .0001

--------------------
++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1995 are not annualized.

                                 THE SSgA FUNDS

     The SSgA Funds ("Investment Company") are an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class C shares in one such portfolio, the Tax Free Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser to the Fund.


                               MANNER OF OFFERING

     The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class C shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Fund. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

     The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less.


     The Fund normally will hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary. Investing in short term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Fund.


                           DIVIDENDS AND DISTRIBUTIONS


     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

  - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

  - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

  - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

  - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.


                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a tax preference item in determining their federal tax.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                             PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street as Transfer Agent by:

     1. Telephoning State Street at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in;
          (3) the amount being wired; (4) the name of the wiring bank; and
          (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: SSgA Tax Free Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     The Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of the Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.


                            REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Fund reserves the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $__ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million --
 .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class C shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .60% of the net asset value of Class C shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing with respect to Class C shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: processing customer purchase and redemption requests; answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Fund to customers; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .50% per annum of the average daily net asset value of the Fund's Class C shares owned by or for shareholders with whom the Service Organization has a servicing relationship.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .60% per year of the average net asset value of the Fund's Class C shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .60% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class C shares. The yield of the Fund refers to the income generated by an investment in Class C shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

     From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     The Fund may also advertise the total return of its Class C shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class C shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Fund should contact a Service Organization. Inquiries from Service Organizations regarding the Prospectus and financial statements may be made by calling Transfer Agent at
(800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under Rule 12b-1 for Class C shares. Similar plans have been adopted for Class A and Class B shares. However, total payments under those plans are limited to .25% and .35% annually of the average net asset value of the Class A and Class B shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund.
Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                 THE SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                              EMERGING MARKETS FUND



     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA Emerging Markets Fund (the "Emerging Markets Fund" or the "Fund"). The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
    and Transfer Agent:                          Distributor:                          Administrator:

 State Street Bank and Trust             Russell Fund Distributors, Inc.          Frank Russell Investment
         Company                       Two International Place, 35th Floor           Management Company
    225 Franklin Street                   Boston, Massachusetts  02110                  909 A Street
Boston, Massachusetts 02110                                                       Tacoma, Washington  98402



                        PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .

                   FUND OPERATING EXPENSES AFTER REIMBURSEMENT
                           SSgA EMERGING MARKETS FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Emerging Markets Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                  None
     Sales Load Imposed on Reinvested Dividends                       None
     Deferred Sales Load                                              None
     Redemption Fees                                                  None
     Exchange Fee                                                     None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                                 .33%
     12b-1 Fees(1, 2)                                                 .25
     Other Expenses(1)                                                .67
                                                                     -----

       Total Operating Expenses After Fee Reimbursement(1, 3)        1.25%
                                                                     -----
                                                                     -----

EXAMPLES:                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------                                ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption
at the end of each time period:           $13        $40      $69        $151

--------------------
(1) The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .75% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.67% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                           SSgA EMERGING MARKETS FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                                          1996           1995          1994++
                                                          ----           ----          ----
          NET ASSET VALUE,
           BEGINNING OF YEAR                          $    10.30     $    11.45     $    10.00
                                                      ----------     ----------     ----------
          INCOME FROM INVESTMENT
           OPERATIONS:
            Net investment income                            .11            .14            .05
            Net realized and unrealized gain
             (loss) on investments                           .68          (1.19)          1.40
                                                      ----------     ----------     ----------

            Total From Investment Operations                 .79          (1.05)          1.45
                                                      ----------     ----------     ----------

          LESS DISTRIBUTIONS:
           Net investment income                            (.12)          (.10)            --
           Net realized gain on investments                 (.10)            --             --
                                                      ----------     ----------     ----------

           Total Distributions                              (.22)          (.10)             --
                                                      ----------     ----------     ----------


          NET ASSET VALUE, END OF YEAR                $    10.87     $    10.30     $    11.45
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------


          TOTAL RETURN (%) (a)                              7.83          (9.28)         14.50

          RATIOS (%)/SUPPLEMENTAL DATA:
           Operating expenses, net, to average
            daily net assets (b)                            1.28           1.50           1.50
           Operating expenses, gross, to average
            daily net assets (b)                            1.67           1.90           2.45
           Net investment income to
            average daily net assets (b)                    1.10           1.74           1.31
           Portfolio turnover                               4.36          19.77             --
           Net assets, end of year
            ($000 omitted)                               120,216         68,385         27,479
           Per share amount of fees waived
            ($ omitted)                                       --             --          .0130
           Per share amount of fees reimbursed
            by Adviser ($ omitted)                         .0376          .0320          .0204
           Average commission rate paid per
            share of security ($ omitted) (c)              .0006            N/A            N/A

--------------------
++   For the period March 1, 1994 (commencement of operations) to
     August 31, 1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.
(c) In certain foreign markets, the relationship between the US dollar price per share of security and commission paid per share of security may vary from that of domestic markets.

                                   SSgA FUNDS

     SSgA Funds (the "Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, the Emerging Markets Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."



INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The Fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. There can be no assurance that the Fund will meet its stated objective.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     EMERGING MARKETS. Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in these countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

     EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted under "Risk Factors -- Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described below under "Foreign Government Securities."

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers, including warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

     SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of securities ratings.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in sovereign debt.

     FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund receives securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund's fundamental investment restrictions described below may be amended only with approval of the Fund's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                                  RISK FACTORS

     FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

     EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     FOREIGN CURRENCY. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.


                               PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 50%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Adviser's sell discipline for the Fund's investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


     The Fund may effect portfolio transactions through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                           DIVIDENDS AND DISTRIBUTIONS


     The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.


     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

  - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

  - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

  - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

  - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.


                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended ("the Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by the Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     Debt obligation securities maturing within 60 days of the valuation date is valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.


     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:


     REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                    SSgA Funds
     P.O. Box 8317                 2 Heritage Drive
     Boston, MA  02266-8317        North Quincy, MA  02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

  1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

  2. Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company
          225 Franklin Street, Boston, MA  02110
          ABA #0110-0002-8
          DDA #9904-631-0
          SSgA Emerging Markets Fund
          Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.

     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.


     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


              SELLER                                        REQUIREMENTS FOR WRITTEN REQUESTS
     Owner of individual,                    -    Letter of instruction, signed by all persons authorized
     joint, sole proprietorship,                  to sign for the account stating general titles/capacity,
     UGMA/UTMA (custodial                         exactly as the account is registered; and
     accounts for minors) or
     general partner accounts                -    Signature guarantee, if applicable (see above).

     Owners of corporate or                  -    Letter of instruction signed by authorized person(s),
     association accounts                         stating capacity as indicated by the corporate
                                                  resolution;

                                             -    Corporate resolution, certified within the past 90 days;
                                                  and

                                             -    Signature guarantee, if applicable (see above).

     Owners or trustees of trust             -    Letter of instruction, signed by all trustees;
     accounts
                                             -    If the trustees are not named in the registration, please
                                                  provide a copy of the trust document certified within
                                                  the past 60 days; and

                                             -    Signature guarantee, if applicable (see above).

     Joint tenancy shareholders              -    Letter of instruction signed by surviving tenant(s);
     whose co-tenants are
     deceased                                -    Certified copy of the death certificate; and

                                             -    Signature guarantee, if applicable (see above).



     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs the Adviser to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     The Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Robert E. Furdak, CFA, Managing Director, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in March 1994. Mr. Furdak has been with State Street since 1989, working on the non-US active equity team. There are seven other portfolio managers who work with Mr. Furdak in managing the Fund. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, equal to .75% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as administrator to the Fund. The Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Emerging Markets Fund, with assets of $___ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Emerging Markets Fund pays the Administrator a fee that on an annual basis is equal to the following percentages of average aggregate daily net assets: $0 to and including $500 million -- .07%; over $500 million to and including
$1 billion -- .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by the Emerging Markets Fund is equal to the percentage of average aggregate daily net assets. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a

"time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, the "Distributor", a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, the Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including the Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. The Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to the Distributor, as well as payments to the Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Fund are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates;
(11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS


     From time to time the Fund may advertise its total return. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-, and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling the Distributor at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     The Investment Company issues a single class of shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Emerging Markets Fund is one such series.

     Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by the Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     The Investment Company does not issue share certificates for the Fund. The Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.
Each statement also sets forth the balance of shares held in the account.

     As of November 30, 1996, Charles Schwab & Company, Inc., owned of record 70% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327


                            ACTIVE INTERNATIONAL FUND


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA Active International Fund (the "Active International Fund" or the "Fund"). The Active International Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


 Investment Adviser, Custodian
        Transfer Agent:                     Distributor:                      Administrator:
  State Street Bank and Trust      Russell Fund Distributors, Inc.       Frank Russell Investment
            Company                    Two International Place              Management Company
      225 Franklin Street                    35th Floor                        909 A Street
  Boston, Massachusetts 02110       Boston, Massachusetts  02110         Tacoma, Washington  98402



                       PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .   3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .   5

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .

                    FUND OPERATING EXPENSES AFTER FEE WAIVERS
                         SSgA ACTIVE INTERNATIONAL FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Active International Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                        None
     Sales Load Imposed on Reinvested Dividends             None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fee                                           None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                         .28%
     12b-1 Fees(2)                                            .05
     Other Expenses                                           .67
                                                             -----

       Total Operating Expenses After Fee Waivers(1),(3)     1.00%
                                                             -----
                                                             -----

Examples:                1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------                 ------         -------        -------        --------
You would pay the
following expenses on
a $1,000 investment,
assuming:  (i) 5% annual
return; and (ii)
redemption at the end of
each time period:           $10            $32            $55            $122
                            ---            ---            ---            ----

--------------------
1 The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .75% to the extent that total expenses exceed 1.00% on an annual basis. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be 1.47% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
2 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
3 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                         SSgA ACTIVE INTERNATIONAL FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                             1996              1995++
                                                             ----              ----
          NET ASSET VALUE,
            BEGINNING OF PERIOD                         $   10.89           $   10.00
                                                        ---------           ---------
          INCOME FROM INVESTMENT
            OPERATIONS:
              Net investment income                           .36                 .03
              Net realized and unrealized gain
                (loss) on investments
                                                              .28                 .86
                                                        ---------           ---------
              Total From Investment Operations
                                                              .64                 .89
                                                        ---------           ---------

              Less distributions from net
                investment income (a)                        (.57)                 --
                                                        ---------           ---------

          NET ASSET VALUE, END OF PERIOD                $   10.96           $   10.89
                                                        ---------           ---------
                                                        ---------           ---------

          TOTAL RETURN (%)(b)                                6.22                8.90

          RATIOS (%)/SUPPLEMENTAL DATA:
            Operating expenses, net, to
              average daily net assets (c)                   1.00                1.79
            Operating expenses, gross, to
              average daily net assets (c)                   1.47                2.56
            Net investment income to average
              daily net assets (c)                           1.16                1.11
            Portfolio turnover (c)                          22.02                7.17
            Net assets, end of period
              ($000 omitted)                               54,595              25,186
            Per share amount of fees waived
              ($ omitted)                                   .1459               .0207
            Average commission rate paid per
              share of security ($ omitted)(d)              .0021                 N/A

--------------------
++   For the period March 7, 1995 (commencement of operations) to August 31,
     1995.
(a)  Includes gains from foreign currency-related transactions.
(b)  Periods less than one year are not annualized.
(c)  The ratios for the period ended August 31, 1995 are annualized.
(d) In certain foreign markets, the relationship between the translated US dollar price per share of security and commission paid per share of security may vary from that of domestic markets.

                                   SSgA FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Active International Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."



                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. This objective may be changed with the approval of a majority of the Fund's Board of Trustees. Shareholders would, however receive at least 60 days' prior notice of any change to the Fund's investment objective. It may be determined that the objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act. There can be no assurance that the Fund will meet its stated investment objective.

     The Fund will attempt to meet its objective through the active selection of countries, currencies and securities. The selection of investments will be made through a proprietary, quantitative process developed by the Adviser. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. For additional investment policies, see "Investment Policies."

     The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

     The Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. For investment restrictions on the use of these derivatives, please refer to the investment policies section of this Prospectus. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

     Of the fixed-income instruments used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of the securities ratings.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US AND INTERNATIONAL EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Factors -- Foreign Securities."

     FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or over-the-counter foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. Long hedges (buying foreign currency futures or options) and short hedges (selling foreign currency futures or options) are a cost-effective way to hedge (eliminate or limit) the risk of possible variations in the exchange rate between various currencies.

     The Fund may not hedge its positions with respect to the currency of aparticular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund may enter into forward exchange contracts for hedging purposes to the extent the Fund holds foreign currencies. The Fund will not enter into a forward contract with a term of more than one year.

     EMERGING MARKETS. The Fund may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees.
In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Of the convertible securities used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of the securities ratings.

     CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers. Included in such amount, but not to exceed 2% of the value of the Fund's assets, may be warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of quasi-government agencies and debt securities denominated in multinational currency units of an issuer.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates. For additional discussion of the risks associated with the use of foreign currency transactions, see "Risk Factors -- Foreign Currency."


     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Please refer to the section entitled "Hedging Strategies and Related Investment Techniques" in the Statement of Additional Information for further information.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. Please refer to the section entitled "Hedging Strategies and Related Investment Techniques" in the Statement of Additional Information for further information.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information.

Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                                  RISK FACTORS

     FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the over-the-counter markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

     FOREIGN CURRENCY. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge. Finally, the successful use of options and futures also depends on the Adviser's ability to correctly predict price movements in the market involved in a particular option or futures transaction. Please refer to the section "Hedging Strategies and Related Investment Techniques - Risk Factors in Options, Futures, Forward and Currency Transactions" in the Statement of Additional Information for further information.

     EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

                               PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 80%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Adviser's sell discipline for the Fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.


     The Fund may effect portfolio transactions through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                           DIVIDENDS AND DISTRIBUTIONS


     The Board of Trustees intends to declare and pay dividends on shares of the Fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.



     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.



     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.



     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

     - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.



     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:


     REGULAR MAIL:            REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds               SSgA Funds
     P.O. Box 8317            2 Heritage Drive
     Boston, MA  02266-8317   North Quincy, MA  02171



     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.



     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     1.   Instructing the wiring bank to wire federal funds to:

               State Street Bank and Trust Company
               225 Franklin Street, Boston, MA  02110
               ABA #0110-0002-8
               DDA #9904-631-0
               SSgA Active International Fund
               Account Number and Registration

     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.



     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.


     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.



     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.



     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m.
The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.



     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.



     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.



     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.



     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

          SELLER                             REQUIREMENTS FOR WRITTEN REQUESTS
     Owner of individual,          -    Letter of instruction, signed by all
     joint, sole proprietorship,        persons authorized to sign for the
     UGMA/UTMA (custodial               account stating general titles/
     accounts for minors) or            capacity, exactly as the account is
     general partner accounts           registered; and

                                   -    Signature guarantee, if applicable (see
                                        above).

     Owners of corporate or        -    Letter of instruction signed by
     association accounts               authorized person(s), stating capacity
                                        as indicated by the corporate
                                        resolution;

                                   -    Corporate resolution, certified within
                                        the past 90 days; and

                                   -    Signature guarantee, if applicable (see
                                        above).

     Owners or trustees of trust   -    Letter of instruction, signed by all
     accounts                           trustees;

                                   -    If the trustees are not named in the
                                        registration, please provide a copy of
                                        the trust document certified within the
                                        past 60 days; and

                                   -    Signature guarantee, if applicable (see
                                        above).

     Joint tenancy                 -    Letter of instruction signed by
     shareholders whose co-             surviving tenant(s);
     tenants are deceased

                                   -    Certified copy of the death certificate;
                                        and

                                   -    Signature guarantee, if applicable (see
                                        above).



  Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Robert Rubano, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in March 1993. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. There are seven other portfolio managers who work with Mr. Rubano in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .75% of the Fund's average daily net assets. This fee is higher than the investment advisory fees paid by most investment companies. However, the fee is comparable to that of other funds with similar investment objectives.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Active International Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets: $0 to and including $500 million -- .07%; over $500 million to and including $1 billion -- .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a time spent basis.

Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


     Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, MSCI EAFE Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder reports may be made by calling Distributor at (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Active International Fund is one such series.

     Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


     As of November 30, 1996, State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, owned of record ___% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                       Two International Place, 35th Floor
                           Boston, Massachusetts 02110
                                 (800) 647-7327


                                 YIELD PLUS FUND


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA Yield Plus Fund, (the "Yield Plus Fund" or the "Fund"). The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian
      and Transfer Agent:                   Distributor:                      Administrator:

  State Street Bank and Trust      Russell Fund Distributors, Inc.       Frank Russell Investment
            Company               Two International Place, 35th Fl.         Management Company
      225 Franklin Street           Boston, Massachusetts  02110               909 A Street
  Boston, Massachusetts 02110                                           Tacoma, Washington  98402



                       PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .

Certain Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .

                             FUND OPERATING EXPENSES
                              SSgA YIELD PLUS FUND

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Yield Plus Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                        None
     Sales Load Imposed on Reinvested Dividends             None
     Deferred Sales Load                                    None
     Redemption Fees                                        None
     Exchange Fee                                           None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                          .25%
     12b-1 Fees(1)                                          .05
     Other Expenses                                         .06
                                                            ---
       Total Operating Expenses(1)                          .36%
                                                            ----
                                                            ----

Examples:                1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------                 ------         -------        -------        --------
You would pay the
following expenses on
a $1,000 investment,
assuming:  (i) 5%
annual return; and
(ii) redemption at
the end of each time
period:                       $4             $12            $20            $46
                              --             ---            ---            ---
                              --             ---            ---            ---

--------------------

(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(2) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                              SSgA YIELD PLUS FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                   1996           1995           1994         1993++
                                                   ----           ----           ----         ----
     NET ASSET VALUE,
       BEGINNING OF YEAR                      $   10.00      $    9.99      $   10.01      $   10.00
                                              ---------      ---------      ---------      ---------

     INCOME FROM INVESTMENT
       OPERATIONS:
         Net investment income                      .56            .56            .38            .27
         Net realized and unrealized
           gain (loss) on investments
                                                    .00            .02           (.02)           .01
                                              ---------      ---------      ---------      ---------

         Total From Investment Operations
                                                    .56            .58            .36            .28
                                              ---------      ---------      ---------      ---------

     LESS DISTRIBUTIONS:
       Net investment income                       (.56)          (.56)          (.38)          (.27)
       In excess of net investment income            --           (.00)            --             --
       In excess of net realized gain
         on investments
                                                     --           (.01)            --             --
                                              ---------      ---------      ---------      ---------

       Total Distributions
                                                   (.56)          (.57)          (.38)          (.27)
                                              ---------      ---------      ---------      ---------

     NET ASSET VALUE, END OF YEAR             $   10.00      $   10.00      $    9.99      $   10.01
                                              ---------      ---------      ---------      ---------
                                              ---------      ---------      ---------      ---------

     TOTAL RETURN (%)(a)                           5.73           6.01           3.65           2.85

     RATIOS (%)/SUPPLEMENTAL DATA:
       Operating expenses, gross, and net
         to average daily net assets (b)            .36            .38            .35            .38
       Net investment income to average
         daily net assets (b)                      5.59           5.64           3.82           3.54
       Portfolio turnover (b)                     97.05         199.69         142.68         137.86
       Net assets, end of year
         ($000 omitted)                         433,485      1,447,097      1,358,464        589,594
       Per share amount of fees waived
         ($ omitted)                                 --             --             --         .00042

--------------------
++ For the period November 9, 1992 (commencement of operations) to August 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1993 are annualized.

                                   SSgA FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, the Yield Plus Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under a Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."




                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less. This investment objective may be changed with the approval of a majority of the Fund's Board of Trustees. Shareholders would, however, receive at least 60 days prior notice of any change to the Fund's investment objective. There can be no assurance that the Fund will meet its investment objective.

     The Fund attempts to meet its objective by investing primarily in: (1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies and subdivisions of foreign governments and supranational organizations (such as the World Bank); (5) asset-backed securities; (6) mortgage-related pass-through securities; and (7) interest rate swaps.


     The Fund limits its investments to bank instruments, mortgage-related pass-through securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.


INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     PORTFOLIO DURATION. The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.



     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.



     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.


     ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issues which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.


     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.


     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

     Put and call options on foreign currencies are traded on securities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be offset in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For defensive purposes, the Fund may temporarily invest, without limitation, in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by the Fund will decline, and thereby possibly cause its yield to decline as well.

     INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made.
The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities.

                               PORTFOLIO TURNOVER

     Because the Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less).

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

- Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.


                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code") . As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The forgoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day, as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open. Net asset value per share is computed by dividing the current value of a Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.


     VALUATION OF FUND SECURITIES. The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent their market value. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     With the exceptions noted below, the Fund values portfolio securities with remaining maturities in excess of 60 days at "market value." This generally means that fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     The Fund values securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                              PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.



     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted into Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.



     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:            REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds               SSgA Funds
     P.O. Box 8317            2 Heritage Drive
     Boston, MA  02266-8317   North Quincy, MA  02171

     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.



     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.   Instructing the wiring bank to wire federal funds to:

               State Street Bank and Trust Company
               225 Franklin Street, Boston, MA  02110
               ABA #0110-0002-8
               DDA #9904-631-0
               SSgA Money Market Fund
               Account Number and Registration



     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.



     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.



     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.


     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored. No dividends will be paid on shares on the date of redemption. A dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received after 12:00 noon Eastern time will not be entitled to that day's dividend.



     CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where the Adviser acts as the money manager, the Adviser will receive an advisory fee from the client.



     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.



     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests received prior to 12:00 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12:00 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12:00 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day. Redemption requests received prior to 12:00 noon Eastern time will not be eligible for that day's interest.



     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.



     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.



     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.



     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.



          SELLER                        REQUIREMENTS FOR WRITTEN REQUESTS

          Owner of individual, joint,   -    Letter of instruction, signed by all persons authorized to sign
          sole proprietorship,                for the account stating general titles/capacity,
          UGMA/UTMA (custodial                exactly as the account is registered; and
          accounts for minors) or
          general partner accounts      -    Signature guarantee, if applicable (see above).

          Owners of corporate or        -    Letter of instruction signed by authorized person(s), stating
          association accounts          -    capacity as indicated by the corporate resolution;
                                        -    Corporate resolution, certified within the past 90 days; and
                                        -    Signature guarantee, if applicable (see above).

          Owners or trustees of         -    Letter of instruction, signed by all trustees;
          trust accounts                -    If the trustees are not named in the registration, please
                                             provide a copy of the trust document certified within the
                                             past 60 days; and
                                        -    Signature guarantee, if applicable (see above).

          Joint tenancy                 -    Letter of instruction signed by surviving tenant(s);
          shareholders                  -    Certified copy of the death certificate; and
          whose co-tenants are          -    Signature guarantee, if applicable (see above).
          deceased



     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. Investment Company employs the Adviser to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.



     Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. Ms. Rena Williams, Vice President, is the Fund's portfolio manager. Ms. Williams joined State Street in February 1994 as a Mutual Funds Unit Head with responsibility for the SSgA money market funds and several short-term pooled funds. Prior to joining State Street, Ms. Williams was a Vice President and Senior Portfolio Manager with PNC Bank, where she managed a variety of money market funds and open-end mutual funds, and created the firm's first taxable fixed-income funds and corporate cash accounts. She has also worked with the Calvert Group, investing for government and corporate money market funds. Ms. Williams holds a BA in International Relations from the University of Virginia. There are eight other portfolio managers who work with Ms. Williams in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.


     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund presented in this Prospectus, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Yield Plus Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including
$1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Yield Plus Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


     Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

     The Fund may from time to time advertise its yield. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation. The calculation includes all recurring fees that are charged to all shareholder accounts.

     From time to time the Fund may advertise its total return. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-year, five-year and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Yield Plus Fund is one of such series.

     Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


     As of _____________, 1996, Stock Performance Index Futures Fund CM18, a fund of State Street Bank and Trust Company; and International Clearing Stock Loan, a department of State Street Bank and Trust Company, owned of record __% and __%, respectively, of the issued and outstanding shares of the Fund. Each is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327



                             PRIME MONEY MARKET FUND

     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA Prime Money Market Fund (the "Prime Money Market Fund" or the "Fund"). The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
    and Transfer Agent:                          Distributor:                          Administrator:

 State Street Bank and Trust             Russell Fund Distributors, Inc.          Frank Russell Investment
         Company                       Two International Place, 35th Floor           Management Company
    225 Franklin Street                   Boston, Massachusetts  02110                  909 A Street
Boston, Massachusetts 02110                                                       Tacoma, Washington  98402

                       PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

Additional Purchase and Redemption Information . . . . . . . . . . . . . .

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Description of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . .

                   FUND OPERATING EXPENSES AFTER REIMBURSEMENT
                          SSgA PRIME MONEY MARKET FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
     Sales Load Imposed on Purchases                                 None
     Sales Load Imposed on Reinvested Dividends                      None
     Deferred Sales Load                                             None
     Redemption Fees                                                 None
     Exchange Fee                                                    None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                                .10%
     12b-1 Fees(1, 2)                                                .04
     Other Expenses(1)                                               .06
                                                                     ----

     Total Operating Expenses After Reimbursement(1, 3)              .20%
                                                                     ----
                                                                     ----

Examples:                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption
at the end of each time period:            $2        $6        $11        $26
                                           --        --        ---        ---
                                           --        --        ---        ---

--------------------
(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .20% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .15%, .05% and .07% of average daily net assets, respectively. The total operating expenses of the Fund absent reimbursement would be .27% on an annual basis. This agreement will be in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been adjusted to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                          SSgA PRIME MONEY MARKET FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                                          1996           1995          1994++
                                                          ----           ----          ----
          NET ASSET VALUE,
           BEGINNING OF YEAR                          $   1.0000     $   1.0000     $   1.0000
                                                      ----------     ----------     ----------
          INCOME FROM INVESTMENT
           OPERATIONS:
            Net investment income                          .0546          .0567          .0207
                                                      ----------     ----------     ----------

          LESS DISTRIBUTIONS:
            Net investment income                         (.0546)        (.0567)        (.0207)
                                                      ----------     ----------     ----------

          NET ASSET VALUE, END OF YEAR                $   1.0000     $   1.0000     $   1.0000
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------

          TOTAL RETURN (%)(a)                               5.60           5.82           2.09

          RATIOS (%)/SUPPLEMENTAL DATA:
            Operating expenses, net, to average
             daily net assets (b)                            .20            .14            .16
            Operating expenses, gross, to average
             daily net assets (b)                            .25            .27            .32
            Net investment income to average
             daily net assets (b)                           5.44           5.76           4.00
            Net assets, end of year
             ($000 omitted)                            1,095,631      1,076,630        432,224
            Per share amount of fees waived
             ($ omitted)                                      --          .0013          .0007
            Per share amount of fees reimbursed
             by Adviser ($ omitted)                        .0006             --          .0001

--------------------
++ For the period February 22, 1994 (commencement of operations) to August 31, 1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.

                                   SSgA FUNDS

     Investment Company is a registered open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in a variety of investment portfolios. Through this Prospectus, the Investment Company offers shares in the Prime Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Investment Company's distributor, to US and foreign institutional and corporate investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 Plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Prime Money Market Fund requires a minimum initial investment of $20 million, and a shareholder's investment in the Prime Money Market Fund may be subject to redemption at the Fund's discretion if the account balance is less than $15 million as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund has a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. The Fund also maintains certain nonfundamental investment policies which reflect the Fund's current practices and may be changed at any time by the Investment Company's Board of Trustees upon written notice to the shareholders. There can be no assurance the Fund will meet its investment objective.


     The Prime Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.


     The Prime Money Market Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include:
(1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs");
(4) commercial paper of US and foreign companies; (5) corporate obligations;
(6) variable amount master demand notes; and (7) repurchase agreements. The Fund may invest in restricted securities.

INVESTMENT POLICIES

     The Fund will limit its portfolio investments to securities that, at the time of acquisition: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

     The investment policies described below reflect the Fund's current practices and are not fundamental. Investment policies may be changed by the Board of Trustees of the Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, and unless otherwise indicated, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT OBLIGATIONS. These securities include US Treasury bills, notes and bonds and other obligations issued by the US Government. These securities also include securities issued by agencies or instrumentalities of the US Government that are guaranteed as to the payment of interest and principal by the US Government. Examples of such agencies include the Government National Mortgage Association, the Export-Import Bank of the US, the General Services Administration and the Small Business Administration.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. No Fund will invest more than 25% of its net assets in when-issued securities.


     LENDING FUND SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the security. Further, the amount realized upon the sale of the collateral may be less than that necessary to fully compensate the Fund.


     The Fund will invest no than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

     STRIPPED SECURITIES. The Fund may invest in stripped securities, which are US Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their face value, and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.


     VARIABLE AND FLOATING RATE SECURITIES.   A floating rate security provides
for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


     Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.


     AFFILIATED BANK TRANSACTIONS. Pursuant to exemptive orders issued by the SEC, the Fund may engage in certain transactions with banks that are, or may be considered to be, affiliated persons of the Fund under the 1940 Act. Such transactions may be entered into only pursuant to procedures established, and periodically reviewed by the Board of Trustees. These transactions may include repurchase agreements with custodian banks; purchases, as principal, of short-term obligations of, and repurchase agreements with, the 50 largest US banks (measured by deposits); transactions in municipal securities; and transactions in US government securities with affiliated banks that are primary dealers in these securities.


     INTER-FUND BORROWING PROGRAM. The Fund has received permission from the SEC to lend money to and borrow money from other Funds advised by State Street Bank and Trust Company and its affiliates. Inter-fund loans and borrowings normally will extend overnight, but can have a maximum duration of seven days. The Fund will borrow through the program only when costs are equal to or lower than the cost of bank loans. The Fund will lend through the program only when the returns are higher than those available at the same time from other short-term instruments (such as repurchase agreements). The Fund will not lend more than 10% of its assets to other funds and will not borrow through the program if, after doing so, the borrowings exceed an amount equal to one-third of the current value of the Fund's assets taken at market value, less liabilities other
than borrowings.   Loans may be called on one day's notice and a Fund may have to borrow from a bank at a higher interest rate if an inter-fund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.


     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Money Market Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Investment Company's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

     EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


                             PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Prime Money Market Fund requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The Fund reserves the right to reject any purchase order.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the Fund purchased by orders which are accepted: (1) prior to 3:00 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) on or after 3:00 p.m. Eastern time will earn the dividend determined on the next day.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Application Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call the Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: SSgA Prime Market Fund.


     FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that investors purchase shares by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent. An investor using this purchase method should:

     1. Telephone State Street Bank and Trust Company at (800) 647-7327 and provide: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund; (3) the amount being wired; (4) the name of the wiring bank; and
          (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instruct the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA, (ABA #0110-00028) Attention: SSgA Prime Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Complete the Application and forward it to the Transfer Agent at the above address.

Orders transmitted via this purchase method will be credited when federal funds are received by State Street, even though the investor's Application may not arrive until later. However, an investor will not be permitted to redeem shares from the account until a completed Application is on file.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Market Fund. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.


     IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.


     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.

                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 15 days after the date of purchase to assure that such checks are honored. An investor will not be permitted to redeem shares from the account until a completed Application is on file. Shareholders who redeem shares of the Fund pursuant to a request received by State Street prior to 3:00 p.m. Eastern time will not be entitled to that day's dividend with respect to the shares redeemed.


     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street between 9:00 a.m. and 4:00 p.m. Eastern time at
(800) 647-7327, Attention: SSgA Prime Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Funds and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Prime Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:

     1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.


     The Prime Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


     The Prime Money Market Fund may pay any portion of the redemption amount in excess of $10 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     To allow the Adviser to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million. To protect the Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations.


     Neither the Fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, the account holder's taxpayer identification number and its bank routing information). To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The Fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


                             INVESTMENT RESTRICTIONS

     The Fund's fundamental investment restrictions described below may be amended only with the approval of the Fund's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. The Fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

     The Fund must limit its investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less.


     The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Fund's net asset value or yield.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. The Fund does not expect to be subject to any state and local taxes.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Under federal law, the income derived from obligations issued by the US Government and certain of its agencies or instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass this tax exemption through to their shareholders. Income from repurchase agreements where the underlying securities are US Government obligations does not receive this exempt treatment.



     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.


     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.


     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Funds. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     The Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .15% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the funds, performing investment and redemption services and providing custodian, transfer agency, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Funds are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. The Adviser does not expect that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as the Fund's administrator. The Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including those Funds described in this Prospectus, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's Prospectus and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and the Investment Company's other domestic investment portfolios pay the Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including
$1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, the Distributor, a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares. Under the Distribution Agreement, the Distributor is responsible for advertising the offering and sale of Fund shares and distributing copies of the Prospectuses and reports to shareholders. Expenses incurred in connection with these activities are paid by Advisor.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including (1) the costs of Prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.


     Under the Plan, the Fund may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customer's funds; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulations. The Service Organizations may receive from each Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays
Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


     Payments to the Distributor, as well as payments to the Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The Fund's principal expenses are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield and effective yield.
The Fund's yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement).
This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


     From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.


     From time to time, the Fund may advertise its total return. The Fund's total return is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gain distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.


                             DESCRIPTION OF THE FUND

     FUND ORGANIZATION. The Investment Company is a registered, open management investment company that was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.


     Each Fund share represents an equal proportionate interest in a particular Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Investment Company and have no preemptive rights.


     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.


     The Investment Company does not issue share certificates for Fund shares. The Transfer Agent sends monthly statements to Fund shareholders. Each statement also sets forth the balance of shares held in the account and describes any activity in the account during the period covered by the statement.


     As of November 30, 1996, ___________, owned of record __% of the issued and outstanding shares of the Fund and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.


     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street Bank and Trust Company holds all of the Fund's portfolio securities and cash assets, provides portfolio recordkeeping services and serves as the Fund's transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements or shareholder balances may be made by calling the Distributor at (800) 647-7327.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                           Filed pursuant to Rule 485(a)
                                          File Nos. 33-19229; 811-5430


                         SSgA FUNDS
             Two International Place, 35th Floor
                Boston, Massachusetts  02110
                       (800) 647-7327

                   GROWTH AND INCOME FUND


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA Growth and Income Fund (the
"Growth and Income Fund" or the "Fund"). The Fund seeks to achieve its investment objective of long-term capital growth, current income and growth of income primarily through investments in equity securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian
  and Transfer Agent:                Distributor:                       Administrator:
State Street Bank and Trust       Russell Fund Distributors, Inc.    Frank Russell Investment
        Company                  Two International Place, 35th Fl.    Management Company
     225 Franklin Street           Boston, Massachusetts 02110             909 A Street
Boston, Massachusetts 02110                                         Tacoma, Washington 98402



                       PROSPECTUS DATED DECEMBER __, 1996

                                       TABLE OF CONTENTS

                                                              Page
                                                             ------

Fund Operating Expenses..................................

Financial Highlights.....................................

SSgA Funds...............................................

Manner of Offering.......................................

Investment Objective, Policies and Restrictions..........

Certain Risk Factors.....................................

Portfolio Turnover.......................................

Dividends and Distributions..............................

Taxes....................................................

Valuation of Fund Shares.................................

Purchase of Fund Shares..................................

Redemption of Fund Shares................................

General Management.......................................

Fund Expenses............................................

Performance Calculations.................................

Additional Information...................................

                                     FUND OPERATING EXPENSES AFTER REIMBURSEMENT
                                            SSgA GROWTH AND INCOME FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Growth and Income Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
   Sales Load Imposed on Purchases                None
   Sales Load Imposed on Reinvested Dividends     None
   Deferred Sales Load                            None
   Redemption Fees                                None
   Exchange Fee                                   None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
   Advisory Fees(1)                                          .40%
   12b-1 Fees(1)(2)                                          .07
   Other Expenses(1)                                         .48
                                                            ----

     Total Operating Expenses After Fee Reimbursement(1)(3)  .95%
                                                            ----
                                                            ----

EXAMPLES:                                 1 YEAR     3 YEARS  5 YEARS  10 YEARS
--------                                  ------     -------  -------  --------
You would pay the following expenses
on a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption at
the end of each time period:              $10        $30      $53      $117
                                          ------     -------  -------  --------
                                          ------     -------  -------  --------

----------

(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .85% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.40% of average daily net assets on an annual basis.
    This reimbursement will continue until such time as the Board of Trustees agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.


(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                          SSgA GROWTH AND INCOME FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                            1996     1995      1994++
                                            ----     ----      ----
     NET ASSET VALUE,
      BEGINNING OF YEAR                    $ 11.95   $ 10.51   $ 10.00
                                           -------   -------   -------
     INCOME FROM INVESTMENT
      OPERATIONS:
         Net investment income                 .15       .18       .15
         Net realized and unrealized
           gain (loss) on investments         1.46      1.44       .47
                                           -------   -------   -------
         Total From Investment Operations     1.61      1.62       .62
                                           -------   -------   -------
     LESS DISTRIBUTIONS:
         Net investment income                (.16)     (.18)     (.11)
         Net realized gain on investments     (.04)        --       --
                                           -------   -------   -------
         Total Distributions                  (.20)     (.18)     (.11)
                                           -------   -------   -------
     NET ASSET VALUE, END OF YEAR          $ 13.36    $ 11.95  $  10.51
                                           -------   -------   -------
                                           -------   -------   -------
     TOTAL RETURN (%)                        13.57      15.66      6.23

     RATIOS (%)/SUPPLEMENTAL DATA:
         Operating expenses, net, to
          average daily net assets             .95        .95       .95
         Operating expenses, gross, to
          average daily net assets            1.40       1.61      1.44
         Net investment income to average
          daily net assets                    1.15       1.72      1.75
         Portfolio turnover                  38.34      39.32     36.48
         Net assets, end of year
          ($000 omitted)                    55,823     43,884    26,747
         Per share amount of fees waived
          ($ omitted)                           --         --     .0002
         Per share amount of fees reimbursed
          by Adviser ($ omitted)             .0574      .0685     .0418
         Average commission rate paid per
          share of security ($ omitted)      .0436        N/A       N/A

---------
++ For the period September 1, 1993 (commencement of operations) to
   August 31, 1994.

                            SSgA FUNDS

   SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Growth and Income Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                        MANNER OF OFFERING


    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management - Distribution Services and Shareholder Servicing Arrangements."



         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

   The Fund's investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

   The Fund will invest at least 65% of its total assets in equity securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund will invest in publicly traded companies that are generally well-established, but may invest up to 5% of its total assets in securities of any issuer which has been in operation for less than three years. The balance of the Fund's assets may be invested in American Depository Receipts (ADRs), corporate bonds, debentures and notes and other debt securities. Debt securities may include obligations of foreign issuers that are US-dollar denominated. Except for convertible securities, any debt securities purchased will have a dollar-weighted average maturity of 10 years or less. The Fund will invest in investment grade bonds rated as such by an independent rating agency or if unrated, of comparable quality as determined by the Fund's Adviser. In addition, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies - Cash Reserves."

   The Fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. For this purpose, the Fund will measure its performance against the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

   The Fund's portfolio strategy combines market economics with fundamental research. The Adviser begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

INVESTMENT POLICIES

   The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the

Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

   US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.



    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.



    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.


    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% of its net assets in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

   VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum), and the holders and issuers to decrease, the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

   When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

   OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

   The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

   LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

   WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% of net assets in warrants which are not listed on the New York or American Stock Exchange.

   AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For a discussion of the risks associated with the use of ADRs, see "Certain Risk Factors - Foreign Investments."

   CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.


PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

   The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

  1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

  2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

  3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                       CERTAIN RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

                        PORTFOLIO TURNOVER


    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 80%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


    The Fund may effect portfolio transactions through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                   DIVIDENDS AND DISTRIBUTIONS


    The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.


    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


   Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

   - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

   - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


    Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.


                              TAXES

   The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

   Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

   The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

   Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund, attributable to direct obligations of the US Treasury and certain agencies, may be exempt from state and local taxes.

   The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

   Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

   The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                     VALUATION OF FUND SHARES

   NET ASSET VALUE PER SHARE. The Fund determines net asset value per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

   VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

   Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


    Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


   The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                     PURCHASE OF FUND SHARES


    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to

$1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA
02266-8317.


    MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

    REGULAR MAIL:           REGISTERED, EXPRESS OR CERTIFIED MAIL:
    SSgA Funds              SSgA Funds
    P.O. Box 8317           2 Heritage Drive
    Boston, MA 02266-8317   North Quincy, MA  02171


   All purchases made by check should be in US dollars from a US bank.
Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


    TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company, as Transfer Agent, by:

    1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

    2. Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company
          225 Franklin Street, Boston, MA  02110
          ABA #0110-0002-8
          DDA #9904-631-0
          SSgA Growth and Income Fund
          Account Number and Registration


    Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


    SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


    SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.


   THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

   IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

   The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                    REDEMPTION OF FUND SHARES


    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.


    TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


    BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.


    CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


    DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


    MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

  1. The shareholder's address of record has changed within the past 60 days;

  2. The shareholder is redeeming more than $50,000 worth of shares; or

  3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



   Signature guarantees can usually be obtained from the following sources:

  1. A broker or securities dealer, registered with a domestic stock exchange;

  2. A federal savings, cooperative or other type of bank;

  3. A savings and loan or other thrift institution;

  4. A credit union; or

  5. A securities exchange or clearing agency.


    Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

        SELLER                       REQUIREMENTS FOR WRITTEN REQUESTS

  Owner of individual,         -     Letter of instruction, signed by all persons authorized to
  joint, sole proprietorship,        sign for the account stating general titles/capacity, exactly
  UGMA/UTMA (custodial               as the account is registered; and
  accounts for minors) or
  general partner accounts     -     Signature guarantee, if applicable (see above).

  Owners of corporate or       -     Letter of instruction signed by authorized person(s), stating
  association accounts               capacity as indicated by the corporate  resolution;

                               -     Corporate resolution, certified within the past 90 days; and

                               -     Signature guarantee, if applicable (see above).

  Owners or trustees of        -     Letter of instruction, signed by all trustees;
  trust accounts

                               -     If the trustees are not named in the registration, please provide a copy of the trust document certified within the past 60 days;
                                     and

                              -      Signature guarantee, if applicable (see above).

  Joint tenancy               -      Letter of instruction signed by surviving tenant(s);
  shareholders whose
  co-tenants are deceased     -      Certified copy of the death certificate; and

                              -      Signature guarantee, if applicable (see above).



    Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                        GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street Bank and Trust Company to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Brenton H. Dickson, Senior Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in September 1993. He is a member of the board of directors of the Boston Security Analyst Society and a portfolio manager of the Personal Trust Stock Common Trust Funds. There are five other portfolio managers who work with Mr. Dickson in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .85% of the Fund's average daily net assets.


    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

   Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Growth and Income Fund, with assets of $____ billion as of October 31, 1996.


   Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator also receives reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

   Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

   Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


   The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

   Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

   Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                FUND EXPENSES

   The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                           PERFORMANCE CALCULATIONS

   From time to time the Fund may advertise its "total return." The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

   Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

   Total return and other performance figures are based on historical earnings and are not indications of future performance.

                            ADDITIONAL INFORMATION

   CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


   REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (800) 647-7327. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

   ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

   Investment Company issues shares divisible into an unlimited number of series (or investment portfolios), each of which is a separate trust under Massachusetts law. The Growth and Income Fund is one such series.

   Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

   Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment portfolio, only shareholders of that portfolio may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

   Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                            SSgA FUNDS
               Two International Place, 35th Floor
                   Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                     SSgA FUNDS

                               SSgA Money Market Fund

                        SSgA US Government Money Market Fund

                          SSgA Tax Free Money Market Fund

                              SSgA S&P 500 Index Fund

                                SSgA Small Cap Fund

                              SSgA Matrix Equity Fund

                                SSgA Yield Plus Fund

                            SSgA Growth and Income Fund

                               SSgA Intermediate Fund

                           SSgA Active International Fund

                             SSgA Emerging Markets Fund

                               SSgA Bond Market Fund

                                             Filed pursuant to Rule 485(a)
                                             File Nos. 33-19229; 811-5430


                         SSgA FUNDS
             Two International Place, 35th Floor
                Boston, Massachusetts  02110
                       (800) 647-7327

                     MATRIX EQUITY FUND


    SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA Matrix Equity Fund (the "Matrix Fund" or the "Fund"). The Matrix Fund seeks to provide total returns that exceed over time the S&P 500 Index through investment in equity securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian
     and Transfer Agent:                  Distributor:                       Administrator:

 State Street Bank and Trust                                            Frank Russell Investment
          Company                  Russell Fund Distributors, Inc.         Management Company
    225 Franklin Street          Two International Place, 35th Floor          909 A Street
 Boston, Massachusetts 02110        Boston, Massachusetts 02110         Tacoma, Washington 98402


             PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

Fund Operating Expenses......................................

Financial Highlights.........................................

SSgA Funds...................................................

Manner of Offering...........................................

Investment Objective, Policies and Restrictions..............

Certain Risk Factors.........................................

Portfolio Turnover...........................................

Dividends and Distributions..................................

Taxes........................................................

Valuation of Fund Shares.....................................

Purchase of Fund Shares......................................

Redemption of Fund Shares....................................

General Management...........................................

Fund Expenses................................................

Performance Calculations.....................................

Additional Information.......................................

                   FUND OPERATING EXPENSES AFTER FEE WAIVER
                          SSgA MATRIX EQUITY FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Matrix Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
 Sales Load Imposed on Purchases                      None
 Sales Load Imposed on Reinvested Dividends           None
 Deferred Sales Load                                  None
 Redemption Fees                                      None
 Exchange Fee                                         None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
 Advisory Fees(1)                                     .38%
 12b-1 Fees(2)                                        .08
 Other Expenses                                       .20
                                                      ----
  Total Operating Expenses After Fee Waiver(1)(3)     .66%
                                                      ----
                                                      ----

Examples:                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                        ------  -------  -------  --------
You would pay the following expenses
on a $1,000 investment, assuming: (i)
5% annual return; and (ii) redemption
at the end of each time period:          $7       $21       $37      $82
                                         --       ---       ---      ---
                                         --       ---       ---      ---

------------------
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expense of the Fund absent the fee waiver would be 1.04% of average daily net assets on an annual basis. The Advisory fee waiver agreement will be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc.

                         FINANCIAL HIGHLIGHTS
                        SSgA MATRIX EQUITY FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                          1996     1995      1994      1993     1992+
                                          ----     ----      ----      ----     ----
NET ASSET VALUE,
 BEGINNING OF YEAR                      $  13.93  $  12.06  $  11.95  $  9.78  $ 10.00
                                        --------  --------  --------  -------  -------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income                    .24       .28       .24      .18      .05
    Net realized and unrealized gain
     (loss) on investments                  1.64      1.93       .28     2.17     (.27)
                                        --------  --------  --------  -------  -------
    Total From Investment Operations        1.88      2.21       .52     2.35     (.22)
                                        --------  --------  --------  -------  -------
LESS DISTRIBUTIONS:
    Net investment income                   (.24)     (.28)     (.23)    (.18)      --
    Net realized gain on investments       (1.44)     (.06)     (.09)      --       --
    In excess of net realized
     gain on investments                      --        --      (.09)      --       --
                                        --------  --------  --------  -------  -------
    Total Distributions                    (1.68)     (.34)     (.41)    (.18)      --
                                        --------  --------  --------  -------  -------
 NET ASSET VALUE,
  END OF YEAR                           $  14.13  $  13.93  $  12.06  $ 11.95  $  9.78
                                        --------  --------  --------  -------  -------
                                        --------  --------  --------  -------  -------
TOTAL RETURN (%)(a)                        14.67     18.81      4.41    24.24    (2.20)

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b)                      .66       .68       .58      .60      .18
  Operating expenses, gross, to
   average daily net assets (b)             1.04      1.06       .96     1.25     1.90
  Net investment income to average
   daily net assets (b)                     1.76      2.25      2.16     2.13     2.69
  Portfolio turnover (b)                  150.68    129.98    127.20    57.65     None
  Net assets, end of year
   ($000 omitted)                        261,888   198,341   130,764   62,549    12,408
  Per share amount of fees waived
   ($  omitted)                            .0510     .0466     .0410    .0314     .0112
  Per share amount of fees reimbursed
   by Adviser ($  omitted)                    --        --        --    .0225     .0202
  Average commission rate paid
   per share of security ($  omitted)      .0404       N/A       N/A      N/A       N/A

----------------
 +   For the period May 4, 1992 (commencement of operations) to August 31, 1992.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1992 are annualized.

                            SSgA FUNDS


    SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, the Matrix Equity Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                        MANNER OF OFFERING


    Distribution and Eligible Investors. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."





         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

   Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. These scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to that of the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

   The Fund will invest at least 65% of its total assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.



    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.



    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.


     ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


   CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

   OTHER INVESTMENT POLICIES. In addition to the policies noted above, the Fund may invest in obligations of foreign issuers which are US dollar denominated, American Depository Receipts (ADRs), corporate bonds, debentures, notes and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total assets during the coming year. See the Statement of Additional Information for a more detailed discussion of these instruments.


    PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                       CERTAIN RISK FACTORS

     There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

                        PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 200%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

   The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                   DIVIDENDS AND DISTRIBUTIONS


    The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.



    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


    DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

 - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

 - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

 - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

 - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                   TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                           VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


    Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES


    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE.  The
Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.



    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.



    MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

REGULAR MAIL:           REGISTERED, EXPRESS OR CERTIFIED MAIL:

SSgA Funds              SSgA Funds
P.O. Box 8317           2 Heritage Drive
Boston, MA 02266-8317   North Quincy, MA  02171



    All purchases made by check should be in US dollars from a US bank.
Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



    TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made.
 The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.



    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

  1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

  2. Instructing the wiring bank to wire federal funds to:

        State Street Bank and Trust Company
        225 Franklin Street, Boston, MA  02110
        ABA #0110-0002-8
        DDA #9904-631-0
        SSgA Matrix Equity Fund
        Account Number and Registration



    Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.



    SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



    SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities.
 All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                           REDEMPTION OF FUND SHARES


    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.



    TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.



    BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.



    CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.



    DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.



    MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

  1. The shareholder's address of record has changed within the past 60 days;

  2. The shareholder is redeeming more than $50,000 worth of shares; or

  3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



    Signature guarantees can usually be obtained from the following sources:

  1. A broker or securities dealer, registered with a domestic stock exchange;
  2. A federal savings, cooperative or other type of bank;
  3. A savings and loan or other thrift institution;
  4. A credit union; or
  5. A securities exchange or clearing agency.



    Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

       SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS

Owner of individual, joint,   - Letter of instruction, signed by all persons
sole proprietorship,            authorized to sign for the account stating
UGMA/UTMA (custodial            general titles/capacity, exactly as the
accounts for minors) or         account is registered; and
general partner accounts      - Signature guarantee, if applicable (see above).

Owners of corporate or        - Letter of instruction signed by authorized
association accounts            person(s), stating capacity as indicated by the
                                corporate  resolution;

                              - Corporate resolution, certified within the past
                               90 days;  and

                              - Signature guarantee, if applicable (see above).


Owners or trustees of trust   - Letter of instruction, signed by all trustees;
accounts
                              - If the trustees are not named in the
                                registration, please provide a copy of the trust document certified within the past 60 days; and
                              - Signature guarantee, if applicable (see above).


Joint tenancy shareholders    - Letter of instruction signed by
whose co-tenants are            surviving tenant(s);
deceased                      - Certified copy of the death certificate; and
                              - Signature guarantee, if applicable (see above).



    Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Peter Stonberg, CFA and Principal, is the individual primarily responsible for the management of the Matrix Fund. Mr. Stonberg joined State Street in 1981 with more than 15 years of experience. He is responsible for all of State Street Global Advisors' investment strategies. Prior to joining State Street, he was a securities analyst with the Fidelity group of mutual funds, Director of Research at the Mercantile National Bank in Dallas, and a performance measurement consultant to major pension and endowment funds in State Street's Master Trust Division. He is a graduate of Carleton College and holds an MBA from Columbia University. There are four other portfolio managers who with Mr. Stonberg in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .75% annually of the Fund's average daily net assets.


     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November30, 1996, State Street held of record ___% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Matrix Fund, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Matrix Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including

$1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Matrix Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays

RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


    Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-, and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gain distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

   Total return and other performance figures are based on historical earnings and are not indications of future performance.

                            ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand
L.L.P, Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Matrix Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held.
 On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                            SSgA FUNDS
               Two International Place, 35th Floor
                   Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                               SSgA FUNDS


                         SSgA Money Market Fund

                  SSgA US Government Money Market Fund

                    SSgA Tax Free Money Market Fund

                        SSgA S&P 500 Index Fund

                          SSgA Small Cap Fund

                        SSgA Matrix Equity Fund

                          SSgA Yield Plus Fund

                      SSgA Growth and Income Fund

                         SSgA Intermediate Fund

                     SSgA Active International Fund

                       SSgA Emerging Markets Fund

                         SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                         US GOVERNMENT MONEY MARKET FUND

                                 CLASS A SHARES


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the mutual funds, the SSgA US Government Money Market Fund (the "Government Money Market Fund" or "Fund"). The Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December ___, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
     and Transfer Agent:                 Distributor:                   Administrator:
 State Street Bank and Trust    Russell Fund Distributors, Inc.   Frank Russell Investment
          Company                   Two International Place          Management Company
     225 Franklin Street                  35th Floor                    909 A Street
Boston, Massachusetts 02110      Boston, Massachusetts  02110     Tacoma, Washington  98402


                       PROSPECTUS DATED DECEMBER ___, 1996

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .

                             FUND OPERATING EXPENSES
                      SSgA US GOVERNMENT MONEY MARKET FUND
                                 CLASS A SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
    Sales Load Imposed on Purchases                    None
    Sales Load Imposed on Reinvested Dividends         None
    Deferred Sales Load                                None
    Redemption Fees                                    None
    Exchange Fee                                       None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
    Advisory Fees                                         .25%
    12b-1 Fees(1)                                         .06
    Other Expenses                                        .09
                                                          ---
     Total Operating Expenses(2)                          .40%
                                                          ---
                                                          ---

Examples:                                1 YEAR     3 YEARS   5 YEARS  10 YEARS
--------                                 ------     -------   -------  --------
You would pay the following expenses on
a $1,000 investment, assuming:  (i) 5%
annual return; and (ii) redemption at
the end of each time period:               $4         $13       $22       $51
                                         ----        ----      ----      ----
                                         ----        ----      ----      ----

     The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .06%, .31% and .56%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately
 .40%, .69% and .94%, respectively, of the average daily net asset value of the shares of the class.

----------------------
(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.
(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                      SSgA US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                             1996               1995           1994           1993          1992          1991++
                                             ----               ----           ----           ----          ----          ----

     NET ASSET VALUE,
      BEGINNING OF YEAR                     $1.0000            $1.0000        $1.0000        $1.0000       $1.0000      $1.0000
                                            -------            -------        -------        -------       -------      -------
     INCOME FROM INVEST-
      MENT OPERATIONS:
       Net investment income                  .0515              .0528          .0324          .0304         .0441        .0302
                                            -------            -------        -------        -------       -------      -------
     LESS DISTRIBUTIONS:
      Net investment income                  (.0515)             (.0528)       (.0324)        (.0304)       (.0441)      (.0302)
                                            -------            -------        -------        -------       -------      -------
     NET ASSET VALUE,
      END OF YEAR                           $1.0000             $1.0000       $1.0000        $1.0000       $1.0000      $1.0000
                                            -------            -------        -------        -------       -------      -------
                                            -------            -------        -------        -------       -------      -------

     TOTAL RETURN (%)(a)                       5.27                5.38          3.30           3.08          4.49         3.06

     RATIOS (%)/SUPPLE-
      MENTAL DATA:
       Operating expenses, net,
        to average daily net
        assets (b)                              .40                 .42           .38            .39           .41          .23
      Operating expenses, gross
        to average daily net
        assets (b)                              .40                 .42           .39            .46           .42          .43
      Net investment income
        to average daily net
        assets (b)                             5.12                5.37          3.27           3.04          4.26         5.94
      Net assets, end of year
        ($000 omitted)                      683,210             490,138       251,165        137,136       156,707       94,646
      Per share amount of fees
       waived ($ omitted)                        --                  --            --             --         .0001        .0011
      Per share amount of fees
       reimbursed by Adviser
       ($ omitted)                               --                  --         .0001          .0007            --           --

----------------------
++   For the period March 1, 1991 (commencement of operations) to August 31,
     1991.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1991 are annualized.

                                   SSgA FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in the US Government Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."



                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on these investment policies, please see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.


     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will invest no more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.


     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of compatible securities that pay interest periodically during the life of the instrument.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


      PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made.
The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.


     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The

Fund normally holds portfolio instruments to maturity but may dispose of them prior to maturity if Adviser finds it advantageous.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.
- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.
- Cash Option--A check or wire will be sent for each dividend and capital gain distribution.
- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.


     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars and in Federal funds (or converted to Federal funds). Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.

     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:                   REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                      SSgA Funds
     P.O. Box 8317                   2 Heritage Drive
     Boston, MA  02266-8317          North Quincy, MA  02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.   Instructing the wiring bank to wire federal funds to:

                    State Street Bank and Trust Company
                    225 Franklin Street, Boston, MA  02110
                    ABA #0110-0002-8
                    DDA #9904-631-0
                    SSgA Government Fund
                    Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.


     CHECKWRITING SERVICE. If investors have authorized the check writing feature on the Application and have completed the signature card, they may redeem shares in their account, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and investors may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.


     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests received prior to 12:00 noon Eastern time will have proceeds wired the same day. Requests received after 12:00 noon Eastern time will have the shares redeemed that day and the proceeds will be wired the following business day.

     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


             SELLER                        REQUIREMENTS FOR WRITTEN REQUESTS

    Owner of individual,             - Letter of instruction, signed by
    joint, sole proprietor-            all persons authorized to sign for the
    ship, UGMA/UTMA                    account stating general titles/capacity,
    (custodial accounts for            exactly as the account is registered; and
    minors) or general               - Signature guarantee, if applicable (see
    partner accounts                   above).
    Owners of corporate or           - Letter of instruction signed by
    association accounts               authorized person(s), stating capacity as
                                       indicated by the corporate resolution;
                                     - Corporate resolution, certified within
                                       the past 90 days; and
                                     - Signature guarantee, if applicable (see
                                       above).
    Owners or trustees of            - Letter of instruction, signed by all
    trust accounts                     trustees;
                                     - If the trustees are not named in the
                                       registration, please provide a copy of
                                       the trust document certified within
                                       the past 60 days; and
                                     - Signature guarantee, if applicable (see
                                       above).
    Joint tenancy share-             - Letter of instruction signed by
    holders whose co-                  surviving tenant(s);
    tenants                          - Certified copy of the death certificate;
                                       and
    are deceased                     - Signature guarantee, if applicable (see
                                       above).


     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of them. As of November 30, 1996, State Street held of record ___% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $____ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $____ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


     Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% per year of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The Fund's principal expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise the yield and effective yield of its Class A shares. The yield of each Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time the Fund may advertise the total return of its Class A Shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class A Shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gain distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall

Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Government Money Market Fund is one such series. Shares of a fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Government Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.


     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund.
Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110



INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                      FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                                 SMALL CAP FUND


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA Small Cap Fund (the "Small Cap Fund" or the "Fund") The Fund seeks to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities issued by smaller capitalized issuers. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.




 Investment Adviser, Custodian              Distributor:                      Administrator:
     and Transfer Agent:
  State Street Bank and Trust                                            Frank Russell Investment
            Company                Russell Fund Distributors, Inc.          Management Company
      225 Franklin Street         Two International Place, 35th Fl.            909 A Street
  Boston, Massachusetts 02110        Boston, Massachusetts 02110         Tacoma, Washington 98402



                                PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objectives, Policies and Restrictions . . . . . . . . . .

Certain Risk Factors . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . .

                 FUND OPERATING EXPENSES AFTER FEE REIMBURSEMENT
                               SSgA SMALL CAP FUND

     The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Small Cap Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

     Shareholder Transaction Expenses:
     --------------------------------
             Sales Load Imposed on Purchases               None
             Sales Load Imposed on Reinvested Dividends    None
             Deferred Sales Load                           None
             Redemption Fees                               None
             Exchange Fee                                  None

     Annual Fund Operating Expenses:
     -------------------------------
     (as a percentage of average daily net assets)
             Advisory Fees(1)                                               .57%
             12b-1 Fees(1, 2)                                               .10
             Other Expenses(1)                                              .33
                                                                           ----
              Total Operating Expenses After Fee Reimbursement(1)(3)       1.00%
                                                                           ----
                                                                           ----

          Examples:                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
          ---------                      ------    -------    -------   --------
          You would pay the
          following expenses on a
          $1,000 investment,
          assuming:  (i) 5% annual
          return; and (ii)
          redemption at the end of
          each time period:                $10       $32        $55         $122
                                         ------    -------    -------   --------
                                         ------    -------    -------   --------
---------------
(1) The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The gross annual expenses before reimbursement would be .75% of average daily net assets. The total operating expenses of the Fund absent reimbursement would be 1.18% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees that the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                               SSgA SMALL CAP FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                                   1996           1995+          1994           1993           1992++
                                                   ----           ----           ----           ----           ------

   NET ASSET VALUE,
   BEGINNING OF YEAR                               $ 14.42        $ 11.88        $ 12.24        $ 10.09        $ 10.00
                                                   ---------      ----------     ---------      ---------      ---------

   INCOME FROM INVESTMENT
   OPERATIONS:
      Net investment income                            .04            .13            .21            .22            .04
      Net realized and unrealized
         gain on investments                          3.25           3.19            .24           2.14            .05
                                                   ---------      ----------     ---------      ---------      ---------

      Total From Investment Operations                3.29           3.32            .45           2.36            .09
                                                   ---------      ----------     ---------      ---------      ---------

   LESS DISTRIBUTIONS:
      Net investment income                           (.07)          (.15)          (.21)          (.21)            --
      Net realized gain on investments                (.20)          (.58)          (.60)            --             --
      In excess of net realized gain on
         investments                                    --           (.05)            --             --             --
                                                   ---------      ----------     ---------      ---------      ---------

      Total Distributions                             (.27)          (.78)          (.81)          (.21)            --
                                                   ---------      ----------     ---------      ---------      ---------

   NET ASSET VALUE, END OF YEAR                    $ 17.44        $ 14.42        $ 11.88        $ 12.24        $ 10.09
                                                   ---------      ----------     ---------      ---------      ---------
                                                   ---------      ----------     ---------      ---------      ---------

   TOTAL RETURN (%)(a)                               23.14          30.04           3.90          23.66            .09

   RATIOS (%)/SUPPLEMENTAL DATA:
      Operating expenses, net, to average
         daily net assets (b)                         1.00            .97            .30            .25            .25
      Operating expenses, gross, to average
         daily net assets(b)                          1.18           1.58            .81           1.18           1.71
      Net investment income to average
         daily net assets(b)                           .26            .81           1.73           1.85           2.55
      Portfolio turnover(b)                          76.85         192.88          44.86          81.14           4.59
      Net assets, end of year
         ($000 omitted)                             55,208         23,301         25,716         34,815          9,392
      Per share amount of fees waived
         ($ omitted)                                    --          .0261          .0046          .0083          .0021
      Per share amount of fees reimbursed
         by Adviser ($ omitted)                      .0277          .0730          .0582          .1040          .0226
      Average commission rate paid per
         share of security ($ omitted)               .0368           N/A            N/A            N/A            N/A


---------------
+     Prior to November 22, 1994, the Fund was passively managed as the S&P
       Midcap Index Fund.
++    For the period July 1, 1992 (commencement of operations) to
       August 31, 1992.
(a)   Periods less than one year are not annualized.
(b)   The ratios for the period ended August 31, 1992 are annualized.

                                   SSga FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interest in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, the Small Cap Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."



                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The Fund's non-fundamental investment objective is to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities of smaller capitalized issuers. This objective may be changed with the approval of a majority of the Fund's Trustees. Shareholders would, however, receive at least 60 days prior notice of any change to the Fund's investment objective. There can be no assurance that the Fund will meet its investment objective.

     Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked on the basis of a single measure: the momentum of Wall Street sentiment. The measure examines changes in Wall Street analyst's earnings estimates and ranks stocks by the strength and consistency of those changes. Sector and industry weight are maintained at a similar level to that of the Russell 2000-Registered Trademark-Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.


     The Fund will invest primarily in a portfolio of small to medium sized domestic companies. Small to medium sized companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Investments in small to medium sized companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.


     The Russell 2000-Registered Trademark- Index consists of the smallest 2,000 companies in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $421 million.

     The Fund will invest at least 65% of its total assets in small to medium sized companies. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, in certain short-term investment grade debt securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves." For additional investment strategies, see "Investment Policies."

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     AMERICAN DEPOSITORY RECEIPTS (ADRs). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

     DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. Please see the Statement of Additional Information for a description of securities ratings.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:


     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                              CERTAIN RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because the some of the Fund's securities may be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

                               PORTFOLIO TURNOVER


     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 200%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.


     The Fund may effect portfolio transactions through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay dividends on shares of the Fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

          - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

          - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

          - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

          - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.


     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.


                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.


     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:


     REGULAR MAIL:                      REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SsgA Funds                         SSgA Funds
     P.O. Box 8317                      2 Heritage Drive

     Boston, MA  02266-8317             North Quincy, MA  02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

2.   Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company
          225 Franklin Street, Boston, MA  02110
          ABA #0110-0002-8
          DDA #9904-631-0
          SSgA Small Cap Fund
          Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.


     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.


     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1.   The shareholder's address of record has changed within the past
          60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.



              SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS

          Owner of individual        -  Letter of instruction, signed by all persons authorized
          joint, sole                   to sign for the account stating general titles/capacity,
          proprietorship,               exactly as the account is registered; and
          UGMA/UTMA (custodial
          accounts for minors or
          for minors) or
          general partner accounts   -  Signature guarantee, if applicable (see
                                        above).

          Owners of corporate or     -  Letter of instruction signed by authorized person(s),
          association accounts          stating capacity as indicated by the corporate
                                        resolution;


                                     -  Corporate resolution, certified within the past 90 days;
                                        and

                                     -  Signature guarantee, if applicable (see above).

          Owners or trustees of      -  Letter of instruction, signed by all trustees;
          trust accounts

                                     -  If the trustees are not named in the registration,
                                        please provide a copy of the trust document certified within the past 60 days; and


                                     -  Signature guarantee, if applicable (see above).


          Joint tenancy              -  Letter of instruction signed by surviving tenant(s);
          shareholders whose
          co-tenants are             -  Certified copy of the death certificate; and
          deceased
                                     -  Signature guarantee, if applicable (see above).



      Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Jeffrey Adams, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since December 1994. Mr. Adams has been with State Street since 1990, as a portfolio manager for the past three years, and as an account administrator for two years prior to that. There are four other portfolio managers who work with Mr. Adams in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .75% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including this Fund presented in this Prospectus, with assets of $___ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: $0 to and including $500 million --
 .06%; over $500 million to and including $1 billion -- .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service

Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares (except as noted below) held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays the Adviser, SSBSI and RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to the Distributor, as well as payments to Service Organizations from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund is the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS


     From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gain distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, Russell 2000-Registered Trademark- Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Fund is one such series.

     The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


     As of November 30, 1996, State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, owned of record __% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327



                          US TREASURY MONEY MARKET FUND


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA US Treasury Money Market Fund (the "Treasury Money Market Fund" or the "Fund"). The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities. The Fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327.


     Investment Adviser, Custodian
          and Transfer Agent:                  Distributor:                    Administrator:

      State Street Bank and Trust      Russell Fund Distributors, Inc.     Frank Russell Investment
               Company                                                        Management Company
          225 Franklin Street         Two International Place, 35th Fl.          909 A Street
      Boston, Massachusetts  02110      Boston, Massachusetts  02110       Tacoma, Washington  98402


                       PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

Additional Purchase and Redemption Information . . . . . . . . . . . . . .

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Description of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . .

                   FUND OPERATING EXPENSES AFTER REIMBURSEMENT
                       SSgA US TREASURY MONEY MARKET FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Treasury Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested Dividends                  None
     Deferred Sales Load                                         None
     Redemption Fees                                             None
     Exchange Fee                                                None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees1                                         .07%
     12b-1 Fees1, 2                                         .04
     Other Expenses1                                        .09
                                                            ----
     Total Operating Expenses After Reimbursement(1),(3)    .20%
                                                            ----
                                                            ----

     Examples:                           1 year    3 years   5 years  10 years
     --------                            ------    -------   -------  --------
     You would pay the following
     expenses on a $1,000
     investment, assuming (i) 5%
     annual return and (ii) redemption
     at the end of each time period:       $2        $6        $11      $26
                                           --        --        ---      ---
                                           --        --        ---      ---

-----------------

(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .20% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .25% of average daily net assets. The total operating expenses of the Fund absent fee reimbursement would be .38% of average daily net assets on an annual basis. This agreement will be in effect until further notice.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been adjusted to reflect current fees. Investors purchasing FUND shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                       SSgA US TREASURY MONEY MARKET FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete Fund listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                                1996                1995                  1994++
                                                                ----                ----                  ----
          NET ASSET VALUE,
            BEGINNING OF YEAR                                 $   1.0000           $   1.0000           $   1.0000
                                                              ----------           ----------           ----------

          INCOME FROM INVESTMENT
           OPERATIONS:
            Net investment income                                  .0529                .0536                .0249
                                                              ----------           ----------           ----------

          LESS DISTRIBUTIONS:
           Net investment income                                  (.0529)              (.0536)              (.0249)
                                                              ----------           ----------           ----------

          NET ASSET VALUE, END OF YEAR                        $   1.0000           $   1.0000           $   1.0000
                                                              ----------           ----------           ----------
                                                              ----------           ----------           ----------

          TOTAL RETURN (%)(a)                                       5.42                 5.48                 2.51


          RATIOS (%)/SUPPLEMENTAL DATA:
            Operating expenses, net, to average
             daily net assets (b)                                    .20                  .13                  .13
            Operating expenses, gross, to average
             daily net assets (b)                                    .38                  .39                  .38
             Net investment income to average
             daily net assets (b)                                   5.29                 5.38                 3.28
            Net assets, end of year
             ($000 omitted)                                      189,004              160,893              154,858
            Per share amount of fees waived
             ($ omitted)                                              --                .0018                .0019
            Per share amount of fees reimbursed
             ($ omitted)                                           .0018                   --                   --

-----------------------------
++ For the period December 1, 1993 (commencement of operations) to August 31, 1994.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1994 are annualized.

                                   SSgA FUNDS

     Investment Company is a registered open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in a variety of investment portfolios. Through this Prospectus, the Investment Company offers shares in the Treasury Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by the Distributor, the Investment Company's distributor, to US and foreign institutional and corporate investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 Plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."


     MINIMUM AND SUBSEQUENT INVESTMENT. The Treasury Money Market Fund requires a minimum initial investment of $10 million, and a shareholder's investment may be subject to redemption at the Fund's discretion if the account balance is less than $7.5 million as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                        INVESTMENT OBJECTIVE AND POLICIES


     The Fund has a fundamental investment objective which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. The Fund also maintains certain nonfundamental investment policies which reflect the Fund's current practices and may be changed at any time by the Investment Company's Board of Trustees upon written notice to the shareholders. There can be no assurance the Fund will meet its investment objective.


     The Treasury Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.


     The Treasury Money Market Fund's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities.


     The Treasury Money Market Fund intends to seek a quality rating from one or more national security rating organizations. To obtain such rating the Fund may be required to adopt additional investment restrictions, which may affect the Fund's performance.

INVESTMENT POLICIES

     The Fund will limit its portfolio investments to securities that, at the time of acquisition: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.


     The investment policies described below reflect the Fund's current practices and are not fundamental. Investment policies may be changed by the Board of Trustees of the Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, and unless otherwise indicated, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT OBLIGATIONS. These securities include US Treasury bills, notes and bonds and other obligations issued by the US Government. These securities also include securities issued by agencies or instrumentalities of the US Government that are guaranteed as to the payment of interest and principal by the US Government, although the Treasury Money Market Fund has no present intention to invest in such securities. Examples of such agencies include the Government National Mortgage Association, the Export-Import Bank of the US, the General Services Administration and the Small Business Administration.


     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. No Fund will invest more than 25% of its net assets in when-issued securities.


     LENDING FUND SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the security. Further, the amount realized upon the sale of the collateral may be less than that necessary to fully compensate the Fund.


     The Fund will invest no than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.


     STRIPPED SECURITIES. The Fund may invest in stripped securities, which are US Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their face value, and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Treasury Money Market Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of US Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying US Government obligations. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

     VARIABLE AND FLOATING RATE SECURITIES.   A floating rate security provides
for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.


     Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain US Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than 30 days' notice. Variable and floating rate instruments purchased by the Treasury Money Market Fund will be US Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.


     AFFILIATED BANK TRANSACTIONS. Pursuant to exemptive orders issued by the SEC, the Fund may engage in certain transactions with banks that are, or may be considered to be, affiliated persons of the Fund under the 1940 Act. Such transactions may be entered into only pursuant to procedures established, and periodically reviewed by the Board of Trustees. These transactions may include repurchase agreements with custodian banks; purchases, as principal, of short-term obligations of, and repurchase agreements with, the 50 largest US banks (measured by deposits); transactions in municipal securities; and transactions in US government securities with affiliated banks that are primary dealers in these securities.




     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Treasury Money Market Fund requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million. The Fund reserves the right to reject any purchase order.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Fund shares purchased by orders which are accepted: (1) prior to 3:00 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) on or after 3:00 p.m. Eastern time will earn the dividend determined on the next day.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Application Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call the Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: SSgA Treasury Market Fund.

     FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that investors purchase shares by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent. An investor using this purchase method should:

     1. Telephone State Street Bank and Trust Company at (800) 647-7327 and provide: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund; (3) the amount being wired; (4) the name of the wiring bank; and
          (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instruct the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA, (ABA #0110-00028) Attention: SSgA Treasury Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Complete the Application and forward it to the Transfer Agent at the above address.

Orders transmitted via this purchase method will be credited when federal funds are received by State Street, even though the investor's Application may not arrive until later. However, an investor will not be permitted to redeem shares from the account until a completed Application is on file.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Treasury Market Fund. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.


     IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.


     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Treasury Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.

                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 15 days after the date of purchase to assure that such checks are honored. An investor will not be permitted to redeem shares from the account until a completed Application is on file. Shareholders who redeem shares of the Fund pursuant to a request received by State Street prior to 3:00 p.m. Eastern time will not be entitled to that day's dividend with respect to the shares redeemed.


     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street between 9:00 a.m. and 4:00 p.m. Eastern time at
(800) 647-7327, Attention: SSgA Treasury Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Funds and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Treasury Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:

     1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.


     The Treasury Money Market Fund reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.


     The Treasury Money Market Fund may pay any portion of the redemption amount in excess of $5 million by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     To allow the Adviser to manage the Fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million. To protect the Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations.

     Neither the Fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, the account holder's taxpayer identification number and its bank routing information). To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The Fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.


                             INVESTMENT RESTRICTIONS


     The Fund's fundamental investment restrictions described below may be amended only with the approval of the Fund's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. The Fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY


     The Fund must limit its investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less.


     The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect The Fund's net asset value or yield.


                           DIVIDENDS AND DISTRIBUTIONS


     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.
     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.
     - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.
     - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.


                                      TAXES


     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. The Fund does not expect to be subject to any state and local taxes.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.


     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Under federal law, the income derived from obligations issued by the US Government and certain of its agencies or instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass this tax exemption through to their shareholders. Income from repurchase agreements where the underlying securities are US Government obligations does not receive this exempt treatment.



     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.


     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES


     NET ASSET VALUE PER SHARE. The Fund determines net asset value twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.


     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                               GENERAL MANAGEMENT


     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT.  The Investment Company employs State Street to furnish
investment services to the Fund.   State Street is one of the largest providers
of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     The Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.


     The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the funds, performing investment and redemption services and providing custodian, transfer agency, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. The Adviser does not expect that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as the Fund's administrator. The Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including those Funds described in this Prospectus, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's Prospectus and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and the Investment Company's other domestic investment portfolios pay the Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including
$1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, the Distributor, a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares. Under the Distribution Agreement, the Distributor is responsible for advertising the offering and sale of Fund shares and distributing copies of the Prospectuses and reports to shareholders. Expenses incurred in connection with these activities are paid by Advisor.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including (1) the costs of Prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customer's funds; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulations. The Service Organizations may receive from each Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


     Payments to the Distributor, as well as payments to the Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES


     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The Fund's principal expenses are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS


     From time to time the Fund may advertise its yield and effective yield. The Fund's yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


     From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.


     From time to time, the Fund may advertise its total return. The Fund's total return is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gain distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.


                             DESCRIPTION OF THE FUND


     FUND ORGANIZATION. The Investment Company is a registered, open management investment company that was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.


     Each Fund share represents an equal proportionate interest in a particular Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Investment Company and have no preemptive rights.


     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.


     The Investment Company does not issue share certificates for Fund shares. The Transfer Agent sends monthly statements to Fund shareholders. Each statement also sets forth the balance of shares held in the account and describes any activity in the account during the period covered by the statement.


     As of November 30, 1996, ___________, owned of record __% of the issued and outstanding shares of the Fund and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.


     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street Bank and Trust Company holds all of the Fund s portfolio securities and cash assets, provides portfolio recordkeeping services and serves as the Fund's transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements or shareholder balances may be made by calling the Distributor at (800) 647-7327.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(a)

                                                    File Nos. 33-19229; 811-5430


                                  SSgA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                                (800) 647-7327


                              S&P 500 INDEX FUND


    SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA S&P 500 Index Fund (the "S&P 500 Index Fund" or the "Fund") The Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    "S&P 500" IS A TRADEMARK OF STANDARD & POOR'S CORPORATION AND HAS BEEN LICENSED FOR USE BY THE SSgA FUNDS. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.


   SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian              Distributor:
   and Transfer Agent:                                                     Administrator:
State Street Bank and Trust      Russell Fund Distributors, Inc.     Frank Russell Investment
        Company                                                         Management Company
  225 Franklin Street           Two International Place, 35th Fl.           909 A Street
Boston, Massachusetts 02110        Boston, Massachusetts 02110        Tacoma, Washington 98402


                       PROSPECTUS DATED DECEMBER __, 1996

                              TABLE OF CONTENTS

                                                            Page
                                                            ----

Fund Operating Expenses.....................................

Financial Highlights........................................

SSgA Funds..................................................

Manner of Offering..........................................

Investment Objectives, Policies and Restrictions............

Certain Risk Factors........................................

Portfolio Turnover..........................................

Dividends and Distributions.................................

Taxes.......................................................

Valuation of Fund Shares....................................

Purchase of Fund Shares.....................................

Redemption of Fund Shares...................................

General Management..........................................

Fund Expenses...............................................

Performance Calculations....................................

Additional Information......................................

Information Regarding Standard & Poor's Corporation.........

                 FUND OPERATING EXPENSES AFTER FEE WAIVERS
                          SSgA S&P 500 INDEX FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Index Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
  Sales Load Imposed on Purchases                         None
  Sales Load Imposed on Reinvested Dividends              None
  Deferred Sales Load                                     None
  Redemption Fees                                         None
  Exchange Fee                                            None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees1                                           .00%
  12b-1 Fees2                                              .05
  Other Expenses                                           .13
                                                           ---
Total Operating Expenses After Fee Waiver(1),(3)           .18%
                                                           ---
                                                           ---

Examples:                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------                                 ------  -------  -------  --------
You would pay the following expenses
on a $1,000 investment, assuming: (i)
5% annual return; and (ii) redemption
at the end of each time period:             $2      $6       $10      $23
                                            --      --       ---      ---
                                            --      --       ---      ---

--------------

1 The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .10% to the extent that total expenses exceed .15% of average daily net assets on an annual basis. The gross annual Advisory expense before the fee waiver would be .10% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be .28% of average daily net assets on an annual basis. The Advisory fee waiver agreement will remain in effect for the current fiscal year.

2 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

3 The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                     FINANCIAL HIGHLIGHTS
                   SSgA S&P 500 INDEX FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                              1996      1995      1994    1993++
                                              ----      ----      ----    ------
NET ASSET VALUE,
 BEGINNING OF YEAR                          $  12.81  $  10.89  $  10.72  $  10.00
                                            --------  --------  --------  --------

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                            .32       .29       .26       .15
Net realized and unrealized
 gain on investments                            1.98      1.95       .29       .65
                                            --------  --------  --------  --------
Total From Investment Operations                2.30      2.24       .55       .80
                                            --------  --------  --------  --------
LESS DISTRIBUTIONS:
  Net investment income                         (.31)     (.29)     (.26)     (.08)
  Net realized gain on investments              (.39)     (.03)     (.07)       --
  In excess of net realized gain                  --        --      (.05)       --
   on investment
                                            --------  --------  --------  --------
  Total Distributions                           (.70)     (.32)     (.38)     (.08)
                                            --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR                $  14.41  $  12.81  $  10.89  $  10.72
                                            --------  --------  --------  --------
                                            --------  --------  --------  --------
TOTAL RETURN (%)(a)                            18.46     21.11      5.29      8.06

RATIOS (%)/SUPPLEMENTAL DATA:

  Operating expenses, net, to
   average daily net assets (b)                  .18       .19       .15       .15
  Operating expenses, gross, to
   average daily net assets (b)                  .28       .29       .25       .35
  Net investment income to
   average daily net assets (b)                 2.32      2.76      2.69      3.02
  Portfolio turnover (b)                       28.72     38.56      7.97     48.10
  Net assets, end of year ($000  omitted)    704,683   545,200   361,712   238,666
  Per share amount of fees waived
   ($ omitted)                                 .0135     .0107     .0030     .0027

  Per share amount of fees reimbursed
   by Adviser ($ omitted)                         --       --      .0067     .0071

  Average commission rate paid per
   share of security ($ omitted)               .0115      N/A        N/A       N/A

----------------
++ For the period December 30, 1992 (commencement of operations) to August 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1993 are annualized.

                                  SSgA FUNDS

   SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, the S&P 500 Index Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund


                              MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."




              INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   The Fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

   The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.

   The Fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. No subscription for the Fund will be accepted until Adviser has a reasonable basis to believe that the Fund will be able to acquire substantially all 500 stocks in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

   To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Adviser will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Adviser will report to the Board of Trustees, which will consider alternative arrangements.

    The Fund will be substantially invested in the securities included in the S&P 500 Index. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    MANAGEMENT OF AN INDEX FUND. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.



    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.



    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.


    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments.
 Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the US Government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash.



   The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize the risk by limiting the investment of cash collateral to high quality instruments of short maturity.


   CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in certain high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs). Investment in these instruments will not exceed 5% of the Fund's total net assets during the coming year. See the Statement of Additional Information for a more detailed discussion of these instruments. For a discussion of the risks associated with the use of ADRs, see "Certain Risk Factors - Foreign Investments."

   DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Debt securities and cash will typically represent less than 10% of the Fund's assets. Please see the Statement of Additional Information for a description of securities ratings.


    PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

   The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying index concentrates in those industries.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

                              PORTFOLIO TURNOVER

    Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most actively managed investment companies.


    The Fund may effect portfolio transactions through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                     DIVIDENDS AND DISTRIBUTIONS


    The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.



    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

    DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

  - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

  - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

  - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

  - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



    Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.


                                     TAXES

   The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

   Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

   The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

   Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

   The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

   Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

   The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

   Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


    Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                           PURCHASE OF FUND SHARES


    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.



    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.



    MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

Regular Mail:                Registered, Express or
                             Certified Mail:

SSgA Funds                   SSgA Funds
P.O.Box 8317                 2 Heritage Drive
Boston, MA  02266-8317       North Quincy, MA  02171



    All purchases made by check should be in US dollars from a US bank.
Third party checks and checks drawn on credit card accounts will not be accepted. Normally checks are converted to Federal funds within two business days following receipt of the check. Purchases cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



    TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made.
 The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.



    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

  1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating:
     (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

  2.  Instructing the wiring bank to wire federal funds to:

          State Street Bank and Trust Company
          225 Franklin Street, Boston, MA  02110
          ABA #0110-0002-8
          DDA #9904-631-0
          SSgA S&P 500 Index Fund
          Account Number and Registration



    Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.



   SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



  SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.



    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.



    IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.


     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities.
 All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                           REDEMPTION OF FUND SHARES


    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.

    TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.



    BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.



    CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.



    DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS
USING THIS METHOD MAY ENCOUNTER DELAYS.   IN SUCH EVENT, SHAREHOLDERS SHOULD
CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.



    MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

1.  The shareholder's address of record has changed within the past 60 days;
2.  The shareholder is redeeming more than $50,000 worth of shares; or
3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



    Signature guarantees can usually be obtained from the following sources:

1.  A broker or securities dealer, registered with a domestic stock exchange;
2.  A federal savings, cooperative or other type of bank;
3.  A savings and loan or other thrift institution;
4.  A credit union; or
5.  A securities exchange or clearing agency.



    Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

       SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS

Owner of individual, joint,   - Letter of instruction, signed by all persons
sole proprietorship,            authorized to sign for the account stating
UGMA/UTMA (custodial            general titles/capacity, exactly as the
accounts for minors) or         account is registered; and
general partner accounts      - Signature guarantee, if applicable (see above).

Owners of corporate or        - Letter of instruction signed by authorized
association accounts            person(s), stating capacity as indicated by the
                                corporate  resolution;

                              - Corporate resolution, certified within the past
                               90 days;  and

                              - Signature guarantee, if applicable (see above).


Owners or trustees of trust   - Letter of instruction, signed by all trustees;
accounts
                              - If the trustees are not named in the
                                registration, please provide a copy of the trust document certified within the past 60 days; and
                              - Signature guarantee, if applicable (see above).


Joint tenancy shareholders    - Letter of instruction signed by
whose co-tenants are            surviving tenant(s);
deceased                      - Certified copy of the death certificate; and
                              - Signature guarantee, if applicable (see above).


   Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                              GENERAL MANAGEMENT

   The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. James B. May, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since May 1995. Mr. May has been an investment officer since January 1994 and a portfolio manager in the US Structured Products Group of State Street since that time. From 1991 to 1993, he served as an Investment Support Analyst in the US Passive Services Group of State Street Global Advisors. There are four other portfolio managers who work with Mr. May in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .10% of the Fund's average daily net assets.


   The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

   Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


  State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including this Fund presented in this Prospectus, with assets of $___ billion as of October 31, 1996.


   Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: $0 to and including $500 million -- .06%; over $500 million to and including $1 billion -- .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

   Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

   Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


   The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

   Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


    Payments to the Distributor, as well as payments to Service Organizations from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund is the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gain distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, S&P 500 Index, or other industry publications, business periodicals, rating services and market indices. The

Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                            ADDITIONAL INFORMATION

   CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


   ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of _________, 1996, American Home Assurance Company owned of record ___% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

             INFORMATION REGARDING STANDARD & POOR'S CORPORATION


    "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.


    STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 SSgA FUNDS
                    Two International Place, 35th Floor
                        Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                 SSgA FUNDS


                           SSgA Money Market Fund

                   SSgA US Government Money Market Fund

                      SSgA Tax Free Money Market Fund

                          SSgA S&P 500 Index Fund

                           SSgA Small Cap Fund

                         SSgA Matrix Equity Fund

                           SSgA Yield Plus Fund

                       SSgA Growth and Income Fund

                           SSgA Intermediate Fund

                       SSgA Active International Fund

                       SSgA Emerging Markets Fund

                          SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                                MONEY MARKET FUND

                                 CLASS A SHARES


     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the mutual funds, the SSgA Money Market Fund (the "Money Market Fund" or "Fund"). The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December ___, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327.



        Investment Adviser, Custodian
             and Transfer Agent:                       Distributor:                   Administrator:
         State Street Bank and Trust          Russell Fund Distributors, Inc.         Frank Russell
                   Company                        Two International Place           Management Company
             225 Franklin Street                        35th Floor                     909 A Street
         Boston, Massachusetts 02110            Boston, Massachusetts 02110      Tacoma, Washington  98402


                       PROSPECTUS DATED DECEMBER ___, 1996

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .

SSgA Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .

                             FUND OPERATING EXPENSES
                             SSgA MONEY MARKET FUND
                                 CLASS A SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
     Sales Load Imposed on Purchases                         None
     Sales Load Imposed on Reinvested Dividends              None
     Deferred Sales Load                                     None
     Redemption Fees                                         None
     Exchange Fee                                            None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

     Advisory Fees                                                   .25%
     12b-1 Fees(1)                                                   .06
     Other Expenses                                                  .08
                                                                     ---
               Total Operating Expenses(2)                           .39%
                                                                     ---
                                                                     ---

     Examples:                         1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                       ------    -------     -------    --------
     You would pay the
     following expenses on a
     $1,000 investment,
     assuming:  (i) 5.0%
     annual return; and (ii)
     redemption at the end of
     each time period:                  $ 4        $13         $22         $49
                                        ---        ---         ---         ---
                                        ---        ---         ---         ---

The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .06%, .31% and .56%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately .39%, .66% and .94%, respectively, of the average daily net asset value of the shares of the class.

---------------
(1)  Rule 12b-1 fees include expenses paid for shareholder servicing activities.
(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                                FINANCIAL HIGHLIGHTS
                               SSgA MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                               1996       1995       1994       1993       1992       1991       1990         1989       1988++
                               ----       ----       ----       ----       ----       ----       ----         ----       ----
NET ASSET VALUE,
 BEGINNING OF YEAR             $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000      $1.0000    $1.0000
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

INCOME FROM INVEST-
 MENT OPERATIONS:
  Net investment income          .0524      .0538      .0330      .0320      .0458      .0686       .0817       .0883      .0239
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

LESS DISTRIBUTIONS:
  Net investment income         (.0524)    (.0538)    (.0330)    (.0320)    (.0458)    (.0686)     (.0817)     (.0883)    (.0239)
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

NET ASSET VALUE,
 END OF YEAR                   $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000     $1.0000     $1.0000    $1.0000
                               -------    -------    -------    -------    -------    -------    -------      -------    -------
                               -------    -------    -------    -------    -------    -------    -------      -------    -------

TOTAL RETURN (%)(a)               5.36       5.52       3.35       3.24       4.68       7.08        8.48        9.19       2.41

RATIOS(%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                      .39        .39        .36        .33        .35        .37         .37         .43        .44

  Operating expenses,
   gross, to average daily
   net assets (b)                  .39        .39        .36        .38        .35        .38         .43         .51        .63

  Net investment income
   to average daily net
   assets (b)                     5.20       5.37       3.33       3.20       4.40       6.59        8.13        8.97       7.30

  Net assets, end of year
   ($000 omitted)             3,475,409  2,752,895  3,020,796  2,502,483  4,263,057  1,645,428     650,598     442,614    193,777

  Per share amount of fees
   waived ($ omitted)               --         --         --      .0005         --      .0000       .0005       .0004      .0010


---------------
     ++   For the period May 2, 1988 (commencement of operations) to August 31,
           1988.
     (a)  Periods less than one year are not annualized.
     (b)  The ratios for the period ended August 31, 1988 are annualized.

                                   SSgA FUNDS

     SSgA Funds (the "Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers Class A shares in the Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."



                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.


     The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Fund's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of the Investment Company without shareholder approval. For more information on these investment policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.


     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will invest no more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.


     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made.
The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with the applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity but may dispose of them prior to maturity if the Adviser finds it advantageous.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. Class A shares of the Fund will determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.


     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received and to be eligible to earn the dividend declared on date of purchase. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.

     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:



     REGULAR MAIL:                 REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                    SSgA Funds
     P.O. Box 8317                 2 Heritage Drive
     Boston, MA  02266-8317        North Quincy, MA 02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.   Instructing the wiring bank to wire federal funds to:

               State Street Bank and Trust Company
               225 Franklin Street, Boston, MA  02110
               ABA #0110-0002-8
               DDA #9904-631-0
               SSgA Money Market Fund
               Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored. No dividends will be paid on shares on the date of redemption.


     CHECKWRITING SERVICE. If investors have authorized the check writing feature on the Application and have completed the signature card, they may redeem shares in their account, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and investors may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.

     CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where the Adviser acts as the money manager, the Adviser will receive an advisory fee from the client.


     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request. Requests received via telephone prior to 4:00 p.m. Eastern time will be sent the same day according to pre-designated instructions.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature.


     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.




SELLER                                REQUIREMENTS FOR WRITTEN REQUESTS


Owner of individual, joint,     -  Letter of instruction, signed by all persons authorized
sole proprietorship,               to sign for the account stating general titles/capacity,
UGMA/UTMA (custodial               exactly as the account is registered; and
accounts for minors) or
general partner accounts        -  Signature guarantee, if applicable (see above).

Owners of corporate or          -  Letter of instruction signed by authorized person(s),





association accounts               stating capacity  as indicated by the by corporate
                                   resolution

                                -  Corporate resolution, certified within the past 90 days;
                                   and

                                -  Signature guarantee, if applicable (see
                                   above).


Owners or trustees of trust     -  Letter of instruction, signed by all
accounts                           trustees;

                                -  If the trustees are not named in the registration, please provide a copy of the trust document certified within
                                   the past 60 days; and

                                -  Signature guarantee, if applicable (see above).

Joint tenancy shareholders      -  Letter of instruction signed by surviving tenant(s);
whose co-tenants are
deceased                         - Certified copy of the death certificate; and

                                 - Signature guarantee, if applicable (see above).




     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $______ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     The Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY

STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of the Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of the Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $7.3 billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1996.

     Pursuant to the Administration Agreement with the Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and the Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including
$1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, the Distributor, a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, the Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including the Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include the Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and
 .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment
Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to the Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% per year of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and Administrator. The Fund's principal expenses are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian
fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with the Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise the yield and effective yield of its Class A shares. The yield of each Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time the Fund may advertise the total return of its Class A Shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class A Shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gain distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements, or shareholder balances may be made by calling (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated

October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market Fund is one such series. Shares of a fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Investment Company and have no preemptive rights. The Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, the Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     The Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                   SSgA FUNDS
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110



INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                             SSgA S&P 500 Index Fund

                               SSgA Small Cap Fund

                             SSgA Matrix Equity Fund

                              SSgA Yield Plus Fund

                           SSgA Growth and Income Fund

                             SSgA Intermediate Fund

                         SSgA Active International Fund

                           SSgA Emerging Markets Fund

                              SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                 SSgA FUNDS
                    Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                               (800) 647-7327

                         TAX FREE MONEY MARKET FUND
                               CLASS A SHARES


SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class A shares of beneficial interest in one such mutual fund, the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or the "Fund"). The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling
(800) 647-7327.


    Investment Adviser,
      Custodian and
     Transfer Agent:            Distributor:                 Administrator:
    State Street Bank  Russell Fund Distributors, Inc.  Frank Russell Investment
    and Trust Company     Two International Place,         Management Company
   225 Franklin Street           35th Floor                   909 A Street
  Boston, Massachusetts    Boston, Massachusetts           Tacoma, Washington
         02110                      02110                         98402


                         PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----

Fund Operating Expenses.........................................

Financial Highlights............................................

SSgA Funds......................................................

Manner of Offering..............................................

Investment Objective, Policies and Restrictions.................

Portfolio Maturity .............................................

Dividends and Distributions.....................................

Taxes ..........................................................

Valuation of Fund Shares........................................

Purchase of Fund Shares.........................................

Redemption of Fund Shares.......................................

General Management..............................................

Fund Expenses...................................................

Performance Calculations........................................

Additional Information..........................................

                            FUND OPERATING EXPENSES
                    SSgA SERIES TAX FREE MONEY MARKET FUND
                               CLASS A SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                               None
  Sales Load Imposed on Reinvested Dividends                    None
  Deferred Sales Load                                           None
  Redemption Fees                                               None
  Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
  Advisory Fees                                                  .25%
  12b-1 Fees-1-                                                  .09
  Other Expenses                                                 .23
                                                                 ---
    Total Operating Expenses-2-                                  .57%
                                                                 ---
                                                                 ---

EXAMPLES:                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    ------    -------    -------    --------
You would pay the following
expenses  on a $1,000 investment,
assuming: (i) 5% annual return;
and (ii) redemption at the end of
each time period:                     $6        $18        $32        $71
                                      --        ---        ---        ---
                                      --        ---        ---        ---

The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class B and C shares are offered through separate prospectuses. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .09%, .34% and .59%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately .57%, .82% and 1.07%, respectively, of the average daily net asset value of the shares of the class.

---------------
1 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
2 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                        SSgA TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                       1996    1995++
                                                       ----    ------
          NET ASSET VALUE, BEGINNING OF PERIOD       $1.0000  $1.0000
                                                     -------  -------

          INCOME FROM INVESTMENT OPERATIONS:
            Net investment income                      .0302    .0251
                                                     -------  -------
          LESS DISTRIBUTIONS:
            Net investment income                     (.0302)  (.0251)
                                                     -------  -------

         NET ASSET VALUE, END OF PERIOD              $1.0000  $1.0000
                                                     -------  -------
                                                     -------  -------

         TOTAL RETURN (%)(a)                            3.07     2.54

         RATIOS (%)/SUPPLEMENTAL DATA:
           Operating expenses, net, to average
            daily net assets (b)                         .57      .59
           Operating expenses, gross, to average
            daily net assets (b)                         .57      .60
           Net investment income to average
            daily net assets (b)                        3.01     3.40
           Net assets, end of year ($000 omitted) 45,061 42,607 Per share amount of fees waived
            ($ omitted)                                   --    .0001


--------------
++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1995 are annualized.

                                  SSgA FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in one such portfolio, the Tax Free Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.

                             MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."



                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

     The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

   The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7 of the 1940 Act) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES
-------------------

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information about the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS
-----------------------

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                              PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less.

     The Fund normally will hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary. Investing in short term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Fund.


                          DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

   - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

   - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                     TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal tax.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

   Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

   Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

   Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

   The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              PURCHASE OF FUND SHARES

     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.


     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars and in Federal funds (or converted to Federal funds). Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.


     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:                     REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                        SSgA Funds
     P.O. Box 8317                     2 Heritage Drive
     Boston, MA 02266-8317             North Quincy, MA  02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.  Instructing the wiring bank to wire federal funds to:

                State Street Bank and Trust Company
                225 Franklin Street, Boston, MA  02110
                ABA #0110-0002-8
                DDA #9904-631-0
                SSgA Tax Free Fund
                Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                           REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.


     CHECKWRITING SERVICE. If investors have authorized the check writing feature on the Application and have completed the signature card, they may redeem shares in their account, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per Fund to establish this feature, and investors may write an unlimited number of checks provided that the account minimum of $1,000 per Fund is maintained.


     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests received prior to 12:00 noon Eastern time will have proceeds wired the same day. Requests received after 12:00 noon Eastern time will have the shares redeemed that day and the proceeds will be wired the following business day.


     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.

DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1.  The shareholder's address of record has changed within the past
         60 days;

     2.  The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.  A federal savings, cooperative or other type of bank;

     3.  A savings and loan or other thrift institution;

     4.  A credit union; or

     5.  A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


             SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS

   Owner of individual,           - Letter of instruction, signed by all persons
   joint, sole proprietorship,      to sign for the account stating general
   UGMA/UTMA (custodial accounts    titles/capacity, exactly as the account is
   for minors) or general partner   registered; and
   accounts                       - Signature guarantee, if applicable
                                    (see above).

   Owners of corporate or         - Letter of instruction signed by authorized
   association accounts             person(s), stating capacity as indicated by
                                    the corporate resolution;
                                  - Corporate resolution, certified within
                                    the past 90 days; and
                                  - Signature guarantee, if applicable (see
                                    above).

   Owners of trustees of trust    - Letter of instruction, signed by all
   accounts                         trustees;

                                  - If the trustees are not named in the
                                    registration, please provide a copy of the trust document certified within the past 60 days; and

                                  - Signature guarantee, if applicable (see
                                    above).

   Joint tenancy shareholders     - Letter of instruction signed by surviving
   whose co-tenants are deceased    tenants(s);
                                  - Certified copy of the death certificate; and
                                  - Signature guarantee, if applicable (see
                                    above).


     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $____ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the net asset value of Class A shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:
(1) the costs of prospectuses, reports to shareholders and sales literature;
(2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Class A shares of the Fund held by or for the customers of the Service Organizations.
 Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's Class A shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the Fund's Class A shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees;
(7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                     PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class A shares. The yield of the Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

     From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     The Fund may also advertise the total return of its Class A shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class A shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.


                            ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     Reports to Shareholders and Shareholder Inquiries. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.


     Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment

Company has adopted a plan of distribution under Rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held.
 On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

     As of November 30, 1996, Clipper State Street, a fund of State Street Bank and Trust Company; and State Street Bank and Trust Company, owned of record __% and __%, respectively, of the issued and outstanding shares of the Fund. Each is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                                  SSgA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                                (617) 654-6089

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                               SSgA Money Market Fund

                        SSgA US Government Money Market Fund

                          SSgA Tax Free Money Market Fund

                              SSgA S&P 500 Index Fund

                                SSgA Small Cap Fund

                              SSgA Matrix Equity Fund

                                SSgA Yield Plus Fund

                            SSgA Growth and Income Fund

                               SSgA Intermediate Fund

                           SSgA Active International Fund

                             SSgA Emerging Markets Fund

                               SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                  SSgA FUNDS
                      Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                (800) 647-7327

                               BOND MARKET FUND

     SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the funds, the SSgA Bond Market Fund (the "Bond Market
Fund" or the "Fund"). The Fund seeks to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index. The Fund intends to invest primarily in US Government and high-grade corporate debt securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser,
   Custodian and
  Transfer Agent:             Distributor:                  Administrator:

 State Street Bank    Russell Fund Distributors, Inc.  Frank Russell Investment
 and Trust Company        Two International Place         Management Company
225 Franklin Street              35th Floor                  909 A Street
Boston, Massachusetts      Boston, Massachusetts          Tacoma, Washington
       02110                        02110                        98402


                     PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

Fund Operating Expenses....................................................

Financial Highlights.......................................................

SSgA Funds.................................................................

Manner of Offering.........................................................

Investment Objective, Policies and Restrictions............................

Certain Risk Factors.......................................................

Portfolio Turnover ........................................................

Dividends and Distributions................................................

Taxes......................................................................

Valuation of Fund Shares...................................................

Purchase of Fund Shares....................................................

Redemption of Fund Shares..................................................

General Management.........................................................

Fund Expenses..............................................................

Performance Calculations...................................................

Additional Information.....................................................

                  FUND OPERATING EXPENSES AFTER FEE WAIVERS
                             SSgA BOND MARKET FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Bond Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see--"General Management."


SHAREHOLDER TRANSACTION EXPENSES:
     Sales Load Imposed on Purchases                           None
     Sales Load Imposed on Reinvested Dividends                None
     Deferred Sales Load                                       None
     Redemption Fees                                           None
     Exchange Fee                                              None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
     Advisory Fees(1)                                           .00%
     12b-1 Fees(1)(2)(3)                                        .05
     Other Expenses(1)(2)                                       .45
                                                                ---

       Total Operating Expenses After Fee Waivers(1)(4)         .50%
                                                                ---
                                                                ---

EXAMPLES:                           1 YEAR           3 YEARS
                                    ------           -------
You would pay the following
expenses on a $1,000 investment,
assuming: (i) 5% annual return;
and (ii) redemption at the end
of each time period:                  $5               $16
                                      --               ---
                                      --               ---

---------------
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. Additionally, the Adviser has agreed to waive up to the full amount of its remaining Advisory fee to the extent that total expenses exceed .50% of average daily net assets on an annual basis. The gross annual Advisory fee before waivers would be .30% of average daily net assets. The total operating expenses of the Fund absent fee waivers would be .80% on an annual basis. The Advisory fee waiver agreement will be in effect for the current fiscal year.
(2) The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year, with expected annual average net assets of $40 million.
(3) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(4) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged. These fees would be in addition to any amounts received by the financial intermediary under its Shareholder Servicing Agreement with the Investment Company or Distributor. The Agreement requires each financial intermediary to disclose to its clients any compensation payable to it by the Investment Company or Distributor and any other compensation payable by the client for various services provided in connection with their accounts.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                              SSgA BOND MARKET FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                           1996++
                                                           ------

              NET ASSET VALUE, BEGINNING OF PERIOD         $10.00
                                                           ------
              INCOME FROM INVESTMENT OPERATIONS:
                Net investment income                         .27
                Net realized and unrealized gain (loss)
                  on investments                             (.49)
                                                           ------

                  Total From Investment Operations           (.22)
                                                           ------
              LESS DISTRIBUTIONS:
                Net investment income                        (.15)
                                                           ------

              NET ASSET VALUE, END OF PERIOD               $ 9.63
                                                           ------
                                                           ------

              TOTAL RETURN (%)(a)                           (2.19)

              RATIOS (%)/SUPPLEMENTAL DATA:

                Operating expenses, net, to average
                  daily net assets(b)                         .63
                Operating expenses, gross, to average
                  daily net assets(b)                         .93
                Net investment income to average
                  daily net assets(b)                        5.66
                Portfolio turnover(b)                      313.85
                Net assets, end of period ($000 omitted) 29,015 Per share amount of fees waived
                  ($ omitted)                               .0148


----------------
++ For the period February 7, 1996 (commencement of operations) to August 31, 1996.
(a) Periods less than one year are not annualized.
(b) Annualized.

                                   SSgA FUNDS

     SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Bond Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor (the "Distributor"), to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."



                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's nonfundamental investment objective is to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index. This objective may be changed only with the approval of a majority of the Fund's Trustees. There can be no assurance that the Fund will meet its investment objective.

     The Fund attempts to meet its objective by investing at least 65% of its total assets in debt securities. The Fund may make direct investments in:
(1) US Government securities, including US Treasury securities and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies and instrumentalities; (2) corporate debt securities; (3) asset-backed securities; (4) mortgage-backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits; (5) repurchase agreements, (6) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (7) mortgage-related pass-through securities;
(8) instruments of US and foreign banks, including Eurodollar Certificates of Deposit ("ECDs"); Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"), certificates of deposit, time deposits, letters of credit and banker's acceptances; (9) financial futures and option contracts; (10) interest rate exchange agreements and other swap agreements; (11) supranational and sovereign debt obligations including subdivisions and agencies; and (12) other securities and instruments deemed by the Adviser to have characteristics consistent with the Fund's investment objective. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. As indicated above, the Fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.


     The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true.
The net asset value of the Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

     The Fund limits its portfolio investments in corporate notes and bonds to those that are rated investment-grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. Commercial paper must be rated in one of the two highest categories by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. Investment-grade securities include securities rated Baa3 by Moody's or BBB- by Standard & Poor's (and securities of comparable quality), which securities have speculative characteristics. Please see the Statement of Additional Information for a description of the securities ratings of debt instruments and commercial paper. If a security is downgraded and is no longer investment-grade, the Fund may continue to hold the security if the Adviser determines that such action is in the best interest of the Fund and if the Fund would not, as a result thereby, have more than 5% of its assets invested in noninvestment-grade securities.

     The Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the

LBAB Index as of August 31, 1996 was 4.77 years. The LBAB Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation or Fitch Investor's Service, in that order. All issues in the LBAB Index have at least one year to maturity and an outstanding par value of at least $100 million.

INVESTMENT POLICIES
-------------------

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     FIXED INCOME SECURITIES. The Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.


     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. The Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, cash collateral account, collateralized investment account, subordinated structures, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, an early amortization event may be declared. Principal and interest would be repaid to holders of the trust certificates earlier than initially anticipated. If any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in fixed or floating rate mortgage-related securities, including but not limited to, Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie
Maes").   Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     MORTGAGE-BACKED SECURITY ROLLS. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

     INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

     PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

     VARIABLE AND FLOATING RATE SECURITIES.   A floating rate security is a
security which provides for the adjustment of its interest rate whenever a specified interest rate (such as a bank's designated prime lending rate) changes. A variable rate security is a security which provides for the adjustment of its interest rate on set dates (such as the last day of the month or calendar quarter). Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

     Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. With index futures, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS
-----------------------

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                             CERTAIN RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. See Risk Factors in Options, Futures, Forward and Currency Transactions in the Statement of Additional Information.

     FOREIGN INVESTMENTS. Investment in securities of non-US issuers involves investment risks that are different from those of US issuers, including: changes in currency rates, uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and, the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in securities of issuers located in those countries.

     FORWARD COMMITMENTS. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     ASSET-BACKED SECURITIES. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement, and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments.

     MORTGAGE-BACKED SECURITY ROLLS. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

                               PORTFOLIO TURNOVER

     Because the Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. However, this higher than average turnover rate is not expected to materially affect the Fund's performance. The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

                          DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

     - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                     TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                                     VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

     MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order.
Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.

     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.


     MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

     REGULAR MAIL:                     REGISTERED, EXPRESS OR CERTIFIED MAIL:

     SSgA Funds                        SSgA Funds
     P.O. Box 8317                     2 Heritage Drive
     Boston, MA  02266-8317            North Quincy, MA  02171


     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.


     TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


     FEDERAL FUNDS WIRE . An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.  Instructing the wiring bank to wire federal funds to:

            State Street Bank and Trust Company
            225 Franklin Street, Boston, MA  02110
            ABA #0110-0002-8
            DDA #9904-631-0
            SSgA Bond Market Fund
            Account Number and Registration


     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.


     SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


     SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.

     IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                           REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.


     TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized.

The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.


     BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.


     CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.


     DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.


     MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1.  The shareholder's address of record has changed within the past
         60 days;

     2.  The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.  A federal savings, cooperative or other type of bank;

     3.  A savings and loan or other thrift institution;

     4.  A credit union; or

     5.  A securities exchange or clearing agency.


     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

             SELLER                      REQUIREMENTS FOR WRITTEN REQUESTS

   Owner of individual,           - Letter of instruction, signed by all persons
   joint, sole proprietorship,      to sign for the account stating general
   UGMA/UTMA (custodial accounts    titles/capacity, exactly as the account is
   for minors) or general partner   registered; and
   accounts                       - Signature guarantee, if applicable
                                    (see above).

   Owners of corporate or         - Letter of instruction signed by authorized
   association accounts             person(s), stating capacity as indicated by
                                    the corporate resolution;
                                  - Corporate resolution, certified within
                                    the past 90 days; and
                                  - Signature guarantee, if applicable (see
                                    above).

   Owners of trustees of trust    - Letter of instruction, signed by all
   accounts                         trustees;
                                  - If the trustees are not named in the
                                    registration, please provide a copy of the trust document certified within the past
                                    60 days; and
                                  - Signature guarantee, if applicable (see
                                    above).

   Joint tenancy shareholders     - Letter of instruction signed by surviving
   whose co-tenants are deceased    tenants(s);
                                  - Certified copy of the death certificate; and
                                  - Signature guarantee, if applicable (see
                                    above).


     Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The individual primarily responsible for investment decisions regarding the Fund is John P. Kirby, Assistant Vice President. Mr. Kirby has been with State Street since 1995. Prior to joining State Street, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that, Mr. Kirby was a fixed income analyst/portfolio manager at One Federal Asset Management a Shawmut Bank subsidiary, and at Cambridge Port Savings as an asset/liability risk specialist. There are eight other portfolio managers who work with Mr. Kirby in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .30% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of them. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Bond Market Fund, with assets of $___ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto;
(4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Bond Market Fund and Investment Company's other domestic portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 up to $500 million -- .06%; (2) over $500 million to $1 billion -- .05%; and
(3) over $1 billion -- .03%. The percentage of the fee paid by the Bond Market Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment

Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING. Pursuant to the Distribution Agreement with Investment Company, Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Investment Company has entered into Service Agreements with Adviser,
State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's
Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares;
(8) the cost of registering Fund shares under federal and state laws;
(9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

     The Fund may from time to time advertise its yield. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

     From time to time the Fund may advertise its "total return." The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.


                            ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements or shareholder balances may be made by calling Distributor at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Bond Market Fund is one such series.

     Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment portfolio, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                   SSgA FUNDS
                      Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                  SSgA FUNDS


                            SSgA Money Market Fund

                     SSgA US Government Money Market Fund

                        SSgA Tax Free Money Market Fund

                            SSgA S&P 500 Index Fund

                              SSgA Small Cap Fund

                            SSgA Matrix Equity Fund

                             SSgA Yield Plus Fund

                          SSgA Growth and Income Fund

                            SSgA Intermediate Fund

                        SSgA Active International Fund

                          SSgA Emerging Markets Fund

                            SSgA Bond Market Fund

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                               THE SSgA FUNDS
                    Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                               (800) 647-7327

                      INTERNATIONAL PACIFIC INDEX FUND


     The SSgA Funds (formerly known as The Seven Seas Series Fund) are a registered, open-end investment with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA International Pacific Index Fund (the "Pacific Index Fund" or the "Fund"). The Pacific Index Fund seeks to replicate the total return of the Morgan Stanley Capital International Pacific Index. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


    Investment Adviser,
      Custodian and
     Transfer Agent:            Distributor:                 Administrator:

  State Street Bank    Russell Fund Distributors, Inc.  Frank Russell Investment
  and Trust Company       Two International Place,         Management Company
 225 Franklin Street             35th Floor                   909 A Street
Boston, Massachusetts      Boston, Massachusetts           Tacoma, Washington
       02110                        02110                         98402


                       PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Fund Operating Expenses....................................................   3

The SSgA Fund..............................................................   4

Manner of Offering.........................................................   4

Investment Objective, Policies and Restrictions............................   4

Risk Factors...............................................................

Portfolio Turnover.........................................................

Dividends and Distributions................................................

Taxes......................................................................

Valuation of Fund Shares...................................................

Purchase of Fund Shares....................................................

Redemption of Fund Shares..................................................

General Management.........................................................

Fund Expenses..............................................................

Performance Calculations...................................................

Additional Information.....................................................

                            FUND OPERATING EXPENSES
                   THE SSgA INTERNATIONAL PACIFIC INDEX FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Pacific Index Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                             None
  Sales Load Imposed on Reinvested Dividends                  None
  Deferred Sales Load                                         None
  Redemption Fees                                             None
  Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
  Advisory Fees(1)                                             .25%
  12b-1 Fees(2),(3)                                            .05
  Other Expenses(1),(2)                                        .54
                                                               ---

  Total Operating Expenses After Fee Waivers(1),(4)            .84%
                                                               ---
                                                               ---

  EXAMPLES:                             1 YEAR       3 YEARS
                                        ------       -------
  You would pay the following
  expenses on a $1,000 investment,
  assuming (i) 5% annual return and
  (ii) redemption at the end of each
  time period:                            $9           $27
                                          --           ---
                                          --           ---

---------------
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. The Administrator has voluntarily agreed to waive a portion of its fee for the first three months after the Fund becomes operational. The gross annual Advisory and Other Expenses before waivers would be .50%, and .55% of average daily net assets, respectively. The total operating expenses of the Fund absent fee waivers would be 1.10% of average daily net assets on an annual basis. The Advisory fee waiver will be in effect for the current fiscal year.
(2) The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $50 million.
(3) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(4) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                                THE SSgA FUNDS

     The SSgA Funds ("Investment Company") are an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the SSgA International Pacific Index Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to replicate the total return of the Morgan Stanley Capital International Pacific Index (the "MSCI Pacific Index"). This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund will be substantially invested in the securities included in its underlying index. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment
Policies -- Cash Reserves."

     The MSCI Pacific Index is a diversified, capitalization weighted index of equity securities of companies located in Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI Pacific Index is dominated by the Japanese stock market, which represents approximately 90% of the market capitalization of the Index. Stocks in the MSCI Pacific Index are selected to represent proportionally each country and each major industrial sector within each country. Each stock in the Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. The inclusion of a stock in the Index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment, nor is the Pacific Index Fund sponsored or affiliated with Morgan Stanley Capital International.

     The Pacific Index Fund intends to invest in substantially all of the securities contained in the MSCI Pacific Index in proportion to their weightings in the Index. It is anticipated that assets of the Fund will need to reach $50 million in order to invest in substantially all of the securities of the Index. To the extent that all securities in the Index cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

     To the extent that the Pacific Index Fund seeks to replicate the MSCI Pacific Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Adviser will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Adviser will report to the Board of Trustees, which will consider alternative arrangements.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. A more detailed discussion of the Fund's investment policies appears in the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MANAGEMENT OF AN INDEX FUND. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will invest no more than 25% of its net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities they hold and against increases in the dollar cost of foreign securities they plan to acquire.

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

     Put and call options on foreign currencies are traded on securities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities they hold and against increases in the dollar cost of foreign securities they plan to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be offset in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire without being exercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a legally determined portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs), convertible bonds and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total net assets during the coming year. For a discussion of the risks associated with the use of ADRs, see "Risk Factors - Foreign Investments." See the Statement of Additional Information for a more detailed discussion of these instruments.

     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying indices concentrate in those industries.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                                  RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

                              PORTFOLIO TURNOVER

     Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most other investment companies.

     The Fund may effect portfolio transactions through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                          DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.


     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:


     - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

     - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.

                                    TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.


     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.


     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.


                            PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.

     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment

Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention:  SSgA International Pacific Index Fund.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in SSgA International Pacific Index Fund.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: SSgA International Pacific Index Fund, Mutual Funds Service Division
         (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Completing the Application and forwarding it to Transfer Agent at the above address.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA International Pacific Index Fund. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such intermediary. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

     IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA International Pacific Index Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made.

The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.


                          REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 15 days after the date of purchase to assure that such checks are honored.

     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: SSgA International Pacific Index Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: SSgA International Pacific Index Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

     1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of the SSgA International Pacific Index Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     ADVISORY AGREEMENT. The Investment Company employs the Adviser to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Fund's investment decisions are made by committee and no person is primarily responsible for making recommendations to that committee. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .50% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $___ billion as of October 31, 1996.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Pacific Index Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets:
$0 to and including $500 million -- .07%; over $500 million to and including $1 billion -- .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to
 .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

     Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                 FUND EXPENSES

     The Fund will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees;
(7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its "total return." The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, S&P 500 Index, S&P Midcap Index, MSCI Pacific Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.


                            ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Pacific Index Fund is one such series.

     Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                         Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                  Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430


                                 THE SSgA FUNDS
                        Two International Place, 35th Floor
                           Boston, Massachusetts  02110
                                   (800) 647-7327

                                 MONEY MARKET FUNDS

                                   Class C Shares



    The SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class C shares of beneficial interest in the mutual funds listed below, each referred to as a "Fund." Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Funds to offer the shares. This Prospectus should be read together with any materials provided by such institution.

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

    The SSgA Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.


    The SSgA US Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE MONEY MARKET FUND AND US GOVERNMENT MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT EITHER THE MONEY MARKET FUND OR US GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.

Investment Adviser, Custodian
     and Transfer Agent:                Distributor:                 Administrator:
 State Street Bank and Trust   Russell Fund Distributors, Inc.  Frank Russell Investment
           Company                 Two International Place         Management Company
     225 Franklin Street                 35th Floor                   909 A Street
 Boston, Massachusetts 02110     Boston, Massachusetts 02110    Tacoma, Washington 98402


                        PROSPECTUS DATED DECEMBER __, 1996

                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Summary...................................................................    3

Fund Operating Expenses...................................................    4

Financial Highlights......................................................    6

The SSgA Funds............................................................    8

Manner of Offering........................................................    8

Investment Objectives, Policies and Restrictions..........................    8

Portfolio Maturity........................................................    13

Dividends and Distributions...............................................    13

Taxes.....................................................................    13

Valuation of Fund Shares..................................................    14

Purchase of Fund Shares...................................................    14

Redemption of Fund Shares.................................................    15

General Management........................................................    16

Fund Expenses.............................................................    19

Performance Calculations..................................................    19

Additional Information....................................................    20

                                 SUMMARY

    The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Such securities consist principally of: US Treasury bills, notes and bonds; other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; instruments of US and foreign banks; and commercial paper of US and foreign companies.

The US Government Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less. The Fund's portfolio typically consists entirely of securities issued or guaranteed by the US Government or its agencies or instrumentalities.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class C shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Funds.

PURCHASES AND REDEMPTIONS. Because shares of the Funds are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Funds in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of each Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of shares of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the Money Market Fund are equal to approximately .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class.

                           FUND OPERATING EXPENSES
                          THE SSgA MONEY MARKET FUND
                                CLASS C SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:

    Sales Load Imposed on Purchases                                 None
    Sales Load Imposed on Reinvested Dividends                      None
    Deferred Sales Load                                             None
    Redemption Fees                                                 None
    Exchange Fee                                                    None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

    Advisory Fees                                                   .25%
    12b-1 Fees (including Shareholder Servicing Fees)(1,2)          .56
    Other Expenses(2)                                               .13
                                                                    ---

    Total Operating Expenses(3)                                     .94%
                                                                    ----
                                                                    ----

Examples:                                    1 year  3 years  5 years  10 years
                                             ------  -------  -------  --------
You would pay the following expenses on
a $1,000 investment, assuming:  (i) 5%
annual return; and (ii) redemption at the
end of each time period:                       $10     $30      $52      $115
                                              ------  ------   -----    ------
                                              ------  ------   -----    ------

---------------
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of the annual average daily net asset value of the Fund's Class C Shares.

(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.

(3) Service Organizations may impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

     Long-term holders of the Fund's Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                           FUND OPERATING EXPENSES
                    THE SSgA US GOVERNMENT MONEY MARKET FUND
                               CLASS C SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:

    Sales Load Imposed on Purchases                                 None
    Sales Load Imposed on Reinvested Dividends                      None
    Deferred Sales Load                                             None
    Redemption Fees                                                 None
    Exchange Fee                                                    None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)

    Advisory Fees                                                   .25%
    12b-1 Fees (including Shareholder Servicing Fees)(1,2)          .56
    Other Expenses(2)                                               .13
                                                                    ---

    Total Operating Expenses(3)                                     .94%
                                                                    ----
                                                                    ----


Examples:                                    1 year  3 years  5 years  10 years
                                             ------  -------  -------  --------
You would pay the following expenses on
a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption at
the end of each time period:                   $10     $30      $52      $115
                                              ------  ------   -----    ------
                                              ------  ------   -----    ------

---------------
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of the annual average daily net asset value of the Fund's Class C Shares.

(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.

(3) Service Organizations may impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

Long-term holders of the Fund's Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                            FINANCIAL HIGHLIGHTS
                          THE SSgA MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                      1996       1995       1994       1993       1992       1991      1990     1989    1988++
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $1.0000  $1.0000  $1.0000
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........      .0524      .0538      .0330      .0320      .0458      .0686    .0817    .0883    .0239
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
LESS DISTRIBUTIONS:
  Net investment income...........     (.0524)    (.0538)    (.0330)    (.0320)    (.0458)    (.0686)  (.0817)  (.0883)  (.0239)
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
NET ASSET VALUE, END OF YEAR......  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $1.0000  $1.0000  $1.0000
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
                                    ---------  ---------  ---------  ---------  ---------  ---------  -------  -------  -------
TOTAL RETURN (%)(a)...............       5.36       5.52       3.35       3.24       4.68       7.08     8.48     9.19     2.41

RATIOS(%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
   average daily net assets (b)...        .39        .39        .36        .33        .35        .37      .37      .43      .44
  Operating expenses, gross, to
   average daily net assets (b)...        .39        .39        .36        .38        .35        .38      .43      .51      .63
  Net investment income to average
   daily net assets (b)...........       5.20       5.37       3.33       3.20       4.40       6.59     8.13     8.97     7.30
  Net assets, end of year ($000
   omitted).......................  3,475,409  2,752,895  3,020,796  2,502,483  4,263,057  1,645,428  650,598  442,614  193,777
  Per share amount of fees waived
   ($ omitted)....................         --         --         --      .0005         --      .0000    .0005    .0004    .0010

------------------------
 ++ For the period May 2, 1988 (commencement of operations) to August 31, 1988.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1988 are annualized.

                             FINANCIAL HIGHLIGHTS
                   THE SSgA US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                                         1996     1995     1994     1993     1992    1991++
                                                                        -------  -------  -------  -------  -------  -------

NET ASSET VALUE, BEGINNING OF YEAR....................................  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                                                        -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................................    .0515    .0528    .0324    .0304    .0441    .0302
                                                                        -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
  Net investment income...............................................   (.0515)  (.0528)  (.0324)  (.0304)  (.0441)  (.0302)
                                                                        -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR..........................................  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                                                        -------  -------  -------  -------  -------  -------
                                                                        -------  -------  -------  -------  -------  -------
TOTAL RETURN (%)(a)...................................................     5.27     5.38     3.30     3.08     4.49     3.06

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)............      .40      .42      .38      .39      .41      .23
  Operating expenses, gross to average daily net assets (b)...........      .40      .42      .39      .46      .42      .43
  Net investment income to average daily net assets (b)...............     5.12     5.37     3.27     3.04     4.26     5.94
  Net assets, end of year ($000 omitted)..............................  683,210  490,138  251,165  137,136  156,707   94,646
  Per share amount of fees waived ($ omitted).........................       --       --       --       --    .0001    .0011
  Per share amount of fees reimbursed by Adviser ($ omitted)..........       --       --    .0001    .0007       --       --

------------------------
 ++ For the period March 1, 1991 (commencement of operations) to August 31,
    1991.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1991 are annualized.

                                THE SSgA FUNDS



    The SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class C shares in two such portfolios (collectively, "Funds"): The Money Market Fund ("Money Market Fund") and the US Government Money Market Fund ("Government Money Market Fund"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Fund.

                             MANNER OF OFFERING

    The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class C shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Funds. Each Service Organization may set a minimum initial investment for its customers and may involuntarily redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    Each Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that either Fund will meet its investment objective.

MONEY MARKET FUND

    The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

    The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

    The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

GOVERNMENT MONEY MARKET FUND

    The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.


                                     -9

    The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

    The investment policies described below reflect the Funds' current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

    FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Funds segregate cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. Each Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Funds will not invest more than 25% of their net assets in when-issued securities.

    ILLIQUID SECURITIES. Neither Fund will invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on the investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT (MONEY MARKET FUND ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, record keeping and public reporting requirements.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Funds may seek to achieve their investment objectives by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

    Each Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Funds' investment restrictions and policies appears in the Statement of Additional Information.
 Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                              PORTFOLIO MATURITY

    Each Fund must limit its investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Funds normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous.

                          DIVIDENDS AND DISTRIBUTIONS


    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.



    DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

   - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

   - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


    The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                     TAXES

    Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, each Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                           VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of a Fund is determined by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Funds determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).
A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

    VALUATION OF FUND SECURITIES. Each Fund seeks to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

    Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

    ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The SSgA Funds, Mutual Funds Service Division (DDA #9904-631-0).

       The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    Each Fund reserves the right to reject any order.

    Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

    EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of either Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                           REDEMPTION OF FUND SHARES

    An investor may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

    On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Funds reserve the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

    A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

                             GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Funds.

    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Funds. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

    Adviser, subject to Board supervision, directs the investments of each Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, each Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Funds are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF

                                     -15

STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Funds. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including those Funds presented in this Prospectus, with assets of $___ billion as of October 31, 1996.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class C shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .60% of the net asset value of Class C shares of each Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including:
(1) the costs of prospectuses, reports to shareholders and sales literature;
(2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder services with respect to Class C shares of the Funds held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: processing customer purchase and redemption requests; answering inquiries regarding the Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Funds to customers; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from each Fund a monthly fee at a rate that shall not exceed .50% per annum of the average daily net asset value of the Fund's Class C shares owned by or for shareholders with whom the Service Organization has a servicing relationship.
 Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

    Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .60% per year of the average net asset value of the Fund's Class C shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .60% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                FUND EXPENSES

    The Funds will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Funds are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees, (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Funds. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

    From time to time the Funds may advertise the yield and effective yield of their Class C shares. The yield of each Fund refers to the income generated by an investment in Class C shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Funds may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time, the Funds may advertise the total return of their Class C shares. The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class C shares over one, five and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


    Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio record keeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Funds should contact a Service Organization. Inquiries from Servicing Organizations regarding the Prospectus and financial statements may be made by calling Distributor at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market and Government Money Market Funds are two such series. Shares of a Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.
Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market and Government Money Market Funds are divided into Class A, Class B and Class C. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, provided, however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class C shares. Similar plans have been adopted for Class A and Class

B shares.  However, total payments under those plans are limited to .25% and
 .35% annually of the average net asset value of the Class A and Class B shares, respectively of a Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

                                THE SSGA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts 02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                        Filed pursuant to Rule 485(a)

                                         File Nos. 33-19229; 811-5430



                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                                (800) 647-7327

                         US TREASURY OBLIGATIONS FUND


    The SSgA Funds (formerly known as The Seven Seas Series Fund) are a series registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA US Treasury Obligations Fund (the "Treasury Obligations Fund" or the "Fund"). The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing only in obligations that are issued by the US Treasury or guaranteed as to principal and interest by the full faith and credit of the US Government. The Fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds. Dividends paid by the Fund are exempt from taxation by most state governments. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 Plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
    and Transfer Agent:                                Distributor:                                      Administrator:
State Street Bank and Trust                    Russell Fund Distributors, Inc.                      Frank Russell Investment
          Company                                 Two International Place                             Management Company
    225 Franklin Street                                 35th Floor                                        909 A Street
Boston, Massachusetts 02110                      Boston, Massachusetts  02110                       Tacoma, Washington  98402


                      PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Fund Operating Expenses....................................................  3

The SSgA Funds.............................................................  4

Manner of Offering.........................................................  4

Investment Objective, Policies and Restrictions............................  4

Portfolio Maturity.........................................................

Portfolio Turnover.........................................................

Dividends and Distributions................................................

Taxes......................................................................

Valuation of Fund Shares...................................................

Purchase of Fund Shares....................................................

Redemption of Fund Shares..................................................

General Management.........................................................

Fund Expenses..............................................................

Performance Calculations...................................................

Additional Information.....................................................

                            FUND OPERATING EXPENSES
                    THE SSgA US TREASURY OBLIGATIONS FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Treasury Obligations Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
   Sales Load Imposed on Purchases                                        None
   Sales Load Imposed on Reinvested Dividends                             None
   Deferred Sales Load                                                    None
   Redemption Fees                                                        None
   Exchange Fee                                                           None

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
   Advisory Fees(1)                                                       .11%
   12b-1 Fees(1, 2, 3)                                                    .04
   Other Expenses:(1, 2)                                                  .05
                                                                          ----
   Total Operating Expenses After Fee Waivers And Reimbursement(1, 4)     .20%
                                                                          ----
                                                                          ----

   EXAMPLES:                                  1 year      3 years
   ---------                                  ------      -------
   You would pay the following
   expenses on a $1,000
   investment, assuming (i) 5%
   annual return and (ii) redemption
   at the end of each time period:               $2         $6
                                              ------      -------
                                              ------      -------

---------------------------------
1 Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of average daily net assets on an annual basis. Additionally, the Administrator has voluntarily agreed to waive a portion of its fees for the first three months after the Fund becomes operational. The gross annual Advisory and Other Expenses before waivers and reimbursement would be .25% and .11% of average daily net assets, respectively. The total operating expenses of the Fund absent fee waivers and reimbursement would be .40% of average daily net assets on an annual basis. The reimbursement will be in effect for the current fiscal year.
2 The ratio for "other expenses" is based on estimated amounts for the current fiscal year, with expected annual average net assets of $500 million.
3 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
4 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                               THE SSgA FUNDS

    The SSgA Funds ("Investment Company") are a registered open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in a variety of investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Treasury Obligations Fund. State Street Bank and Trust
Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                              MANNER OF OFFERING

    Distribution and Eligible Investors. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under the Investment Company's Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    Minimum and Subsequent Investment. The Fund requires a minimum initial investment of $100,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $100,000. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Treasury Obligations Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing only in obligations that are issued by the US Treasury or guaranteed as to principal and interest by the full faith and credit of the US Government. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.


    The Treasury Obligations Fund's investment policy is to invest only in US Treasury bills, notes and bonds (which are direct obligations of the US Government). Dividends paid by the Fund are exempt from taxation by most state governments. See "Taxes."

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT OBLIGATIONS. These securities include US Treasury bills, notes and bonds and other obligations issued by the US Government. These securities also include securities issued by agencies or instrumentalities of the US Government that are guaranteed as to the payment of interest and principal by the US Government, although the Fund has no present intention to invest in such securities. Examples of such agencies include the Government National Mortgage Association, the Export-Import Bank of the US, the General Services Administration and the Small Business Administration.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will invest no more than 25% of its net assets in when-issued securities.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information.
 Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    2. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

    The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7 of the 1940 Act) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary.

                               PORTFOLIO TURNOVER

    The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.


         Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


         Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated


    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


    DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

   - Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

   - Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

    The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.


                                    TAXES

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Under federal law, the income derived from obligations issued by the US Government and certain of its agencies or instrumentalities is exempt from state income taxes.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                          VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund will determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and the Boston Federal Reserve are open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                           PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment and account balance of $100,000. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the Fund purchased by orders which are accepted: (1) prior to Noon Eastern time will earn the dividend declared on the date of purchase; and (2) on or after Noon Eastern time will earn the dividend determined on the next day.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Application Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: SSgA US Treasury Obligations Fund.


    FEDERAL FUND WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that investors purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent. An investor using this purchase method should:

    1. Telephone State Street Bank and Trust Company at (800) 647-7327 and provide: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in SSgA US Treasury Obligations Fund.

    2. Instruct the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA, (ABA #0110-00028) Attention: SSgA US Treasury Obligations Fund, Mutual Funds Service Division
        (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Complete the Application and forward it to Transfer Agent at the above address.

Orders transmitted via this purchase method will be credited when federal funds are received by State Street Bank and Trust Company, even though the investor's Application may not arrive until later. However, an investor will not be permitted to redeem shares from the account until a completed Application is on file.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Obligations Fund. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    "IN-KIND" EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities.
 All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA US Treasury Obligations Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES


    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 15 days after the date of purchase to assure that such checks are honored. An investor will not be permitted to redeem shares from the account until a completed Application is on file. Shareholders who redeem shares of the Fund pursuant to a request received by State Street Bank and Trust Company prior to Noon Eastern time will not be entitled to that day's dividend with respect to the shares redeemed.



    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: SSgA US Treasury Obligations Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: SSgA US Treasury Obligations Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of the SSgA US Treasury Obligations and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.


    The Fund reserves the right to redeem the shares in any account with a balance of less than $100,000 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                             GENERAL MANAGEMENT

    The Board of Trustees supervises the Fund's management, activities and affairs and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

    ADVISORY AGREEMENT. Investment Company employs State Street to furnish the Fund's investment services. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


    Adviser, subject to Board supervision, directs the Fund's investments in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. Adviser does not expect that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as Fund administrator. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $___ billion as of October 31, 1996.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectus and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of each Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including (1) the costs of prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .10% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


    Payments to Distributor, as well as payments to Service Organizations from the Fund, will not be permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward would terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations would be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                               FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal Fund expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.

                          PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be "annualized" using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time, the Fund may advertise its total return. The Fund's total return is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.



    Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.



                          ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street Bank and Trust Company holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for Fund supervision and management except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended..

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.
 The Treasury Obligations Fund is one such series.

    Fund shares represents an equal proportionate interest in a the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for Fund shares. Transfer Agent sends monthly statements to Fund shareholders. Each statement also sets forth the balance of shares held in the account and describes any activity in the account during the period covered by the statement.

                                THE SSgA FUNDS
                      Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                             Filed pursuant to Rule 485(a)
                                              File Nos. 33-19229; 811-5430


                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                         Boston, Massachusetts  02110
                               (800) 647-7327


                         TAX FREE MONEY MARKET FUND
                               CLASS B SHARES

   The SSgA Funds (formerly known as The Seven Seas Series Fund) are a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class B shares of beneficial interest in one such series, the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or the "Fund"). Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Fund to offer the shares. This Prospectus should be read together with any materials provided by such institution. The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.


Investment Adviser, Custodian
    and Transfer Agent:                      Distributor:                           Administrator:
State Street Bank and Trust                                                   Frank Russell Investment
         Company                    Russell Fund Distributors,Inc.               Management Company
   225 Franklin Street            Two International Place, 35th Floor                909 A Street
Boston, Massachusetts 02110          Boston, Massachusetts 02110               Tacoma, Washington 98402


                       PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS

                                                                      Page

Summary.................................................................3

Fund Operating Expenses.................................................5

Financial Highlights....................................................6

The SSgA Funds..........................................................7

Manner of Offering......................................................7

Investment Objective, Policies and Restrictions.........................7

Portfolio Maturity .....................................................11

Dividends and Distributions.............................................12

Taxes ..................................................................13

Valuation of Fund Shares................................................13

Purchase of Fund Shares.................................................14

Redemption of Fund Shares...............................................15

General Management......................................................15

Fund Expenses...........................................................17

Performance Calculations................................................17

Additional Information..................................................18

                                     SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Fund's investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. To accomplish this goal, the Fund invests primarily in high quality short-term municipal obligations.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class B shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Fund.

PURCHASES AND REDEMPTIONS. Because shares of the Fund are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Fund in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class.

                             FUND OPERATING EXPENSES
                      THE SSgA TAX FREE MONEY MARKET FUND
                                CLASS B SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
   Sales Load Imposed on Purchases                                    None
   Sales Load Imposed on Reinvested Dividends                         None
   Deferred Sales Load                                                None
   Redemption Fees                                                    None
   Exchange Fee                                                       None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
   Advisory Fees                                                      .25%
   12b-1 Fees:
             Payable to Distributor                         .09%
             Payable to Service Organizations               .25
                                                            ---
             Total 12b-1 Fees(1,2)                                      .34

   Other Expenses(2)                                                    .23
                                                                        ---

   Total Operating Expenses(3)                                          .82%
                                                                        ----
                                                                        ----

Examples:                          1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------                           ------     -------    -------   --------
You would pay the following
expenses on a $1,000 investment,
assuming: (i) 5% annual return;
and (ii) redemption at the end
of each time period:                 $8         $26        $46        $101
                                     --         ---        ---        ----
                                     --         ---        ---        ----
__________________________
(1) 12b-1 fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of the annual average daily net asset value of the Fund's Class B shares.
(2) Other Expenses and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service Organizations impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

Long-Term shareholders of the Fund's Class B shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                      THE SSgA TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                          1996              1995++
                                          ----              ----
NET ASSET VALUE,
 BEGINNING OF PERIOD                     $ 1.0000          $ 1.0000
                                         --------          --------

INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                     .0302             .0251
                                         --------          --------

LESS DISTRIBUTIONS:
  Net investment income                    (.0302)           (.0251)
                                         --------          --------

NET ASSET VALUE, END OF PERIOD           $ 1.0000          $ 1.0000
                                         --------          --------
                                         --------          --------

TOTAL RETURN (%)(a)                          3.07              2.54

RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to average
    daily net assets (b)                      .57               .59

   Operating expenses, gross, to average
    daily net assets (b)                      .57               .60

   Net investment income to average
    daily net assets (b)                     3.01              3.40

   Net assets, end of year
    ($000 omitted)                         45,061            42,607

   Per share amount of fees waived
    ($ omitted)                                --             .0001

----------------
++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1995 are not annualized.

                                THE SSgA FUNDS

     The SSgA Funds ("Investment Company") are an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class B shares in one such portfolio, the Tax Free Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                             MANNER OF OFFERING

     The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class B shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Fund. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

               INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

     The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financing for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities.
These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less.


     The Fund normally will hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary. Investing in short term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.


     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.


     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.


     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     //     Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.
     //     Income-Earned Option--Capital gain distributions will be
             automatically reinvested, but a check or wire will be sent for each dividend distribution.
     //     Cash Option--A check or wire will be sent for each dividend and capital gain distribution.
     //     Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.


     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.

                                    TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a tax preference item in determining their federal tax.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                           VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                          PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street as Transfer Agent by:

     1. Telephoning State Street at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in;
          (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention:
          SSgA Tax Free Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     The Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of the Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                           REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Fund reserves the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

     Administration Agreement. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $___ billion as of October 31, 1996.

      Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class B shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .35% of the net asset value of Class B shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing with respect to Class B shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: processing customer purchase and redemption requests; answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Fund to customers; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .25% per annum of the average daily net asset value of the Fund's Class B shares owned by or for shareholders with whom the Service Organization has a servicing relationship.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .35% per year of the average net asset value of the Fund's Class B shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

                                FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                           PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class B shares. The yield of the Fund refers to the income generated by an investment in Class B shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

     From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     The Fund may also advertise the total return of its Class B shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class B shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Fund should contact a Service Organization. Inquiries from Service Organizations regarding the Prospectus and financial statements may be made by calling Transfer Agent at
(800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under Rule 12b-1 for Class B shares. Similar plans have been adopted for Class A and Class C shares. However, total payments under those plans are limited to .25% and .60% annually of the average net asset value of the Class A and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                                (800) 647-7327

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                             Filed  pursuant to Rule 485(a)
                                             File Nos. 33-19229; 811-5430


                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                         Boston, Massachusetts  02110
                                (800) 647-7327

                            REAL ESTATE EQUITY FUND


   The SSgA Funds (formerly known as The Seven Seas Series Fund) are a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, the SSgA Real Estate Equity Fund (the "Real Estate Equity Fund" or the "Fund"). The Real Estate Equity Fund seeks to provide income and capital growth by investing principally in publicly traded securities of real estate companies. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian
       Transfer Agent:                     Distributor:                        Administrator:
 State Street Bank and Trust      Russell Fund Distributors, Inc.         Frank Russell Investment
          Company                    Two International Place                 Management Company
     225 Franklin Street                  35th Floor                           909 A Street
  Boston, Massachusetts 02110       Boston, Massachusetts  02110        Tacoma, Washington  98402



                      PROSPECTUS DATED DECEMBER __, 1996

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

Fund Operating Expenses................................................ 3

The SSgA Funds........................................................  4

Manner of Offering....................................................  4

Investment Objective, Policies and Restrictions.......................  4

Risk Factors..........................................................  8

Portfolio Turnover....................................................  8

Dividends and Distributions...........................................  8

Taxes.................................................................  9

Valuation of Fund Shares.............................................. 10

Purchase of Fund Shares............................................... 10

Redemption of Fund Shares............................................. 11

General Management.................................................... 12

Fund Expenses......................................................... 15

Performance Calculations.............................................. 15

Additional Information................................................ 15

                             FUND OPERATING EXPENSES
                        THE SSgA REAL ESTATE EQUITY FUND

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Real Estate Equity Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
   Sales Load Imposed on Purchases                               None
   Sales Load Imposed on Reinvested Dividends                    None
   Deferred Sales Load                                           None
   Redemption Fees                                               None
   Exchange Fee                                                  None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
   Advisory Fees1                                                .40%
   12b-1 Fees2, 3                                                .05
   Other Expenses1, 4                                            .55
                                                                ----
   Total Operating Expenses After Fee Waivers1, 4               1.00%
                                                                ====

   Examples:                              1 year       3 years
   --------                               ------       -------
   You would pay the following
   expenses on a $1,000
   investment, assuming (i) 5%
   annual return and (ii) redemption
   at the end of each time period:         $ 10         $ 32
                                           ----         ----
                                           ----         ----

_______________________

1 The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .65% to the extent that total expenses exceed 1.00% on an annual basis. Additionally, the Administrator has agreed to waive a portion of its fee for the first three months after the Fund becomes operational. The gross annual Advisory and Other Expenses before waivers would be .65%, and .56% of average daily net assets, respectively.
    The total operating expenses of the Fund absent fee waivers would be 1.26% of average daily net assets on an annual basis. The Advisory fee waiver will be in effect for the current fiscal year.
2 The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $20 million. In no event will 12b-1 fees exceed .25%.
3 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
4 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                                THE SSgA FUNDS

   The SSgA Funds ("Investment Company") are an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Real Estate Equity Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                              MANNER OF OFFERING

   DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."


   MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

   The Real Estate Equity Fund's investment objective is to provide income and capital growth by investing principally in publicly traded securities of real estate companies. This objective may be changed without shareholder approval. Shareholders would, however receive at least 60 days' prior notice of any change to the Fund's investment objective. There can be no assurance that the Fund will meet its stated investment objective.

INVESTMENT POLICIES

   The Adviser will normally invest at least 65% of the Fund's total assets in equity interests in Real Estate Investment Trust ("REIT") securities contained in the NAREIT Total Return Index (the "NAREIT Index"). The Fund will attempt to obtain a return which approximates that of the NAREIT Index. The Adviser will create similar security weightings as the NAREIT Index, by selecting individual security positions, giving consideration to overall position within the Fund, the liquidity of each holding at the time of acquisition, the cash position at the time of the transaction, and shareholder activity in the Fund. Because the Fund will concentrate 25% or more of its total assets in the real estate and real estate related industries, the Fund will be subject to the risks associated with the direct ownership of real estate. For a detailed discussion, please see "Risk Factors--Real Estate Investments."

   In addition to the equity securities of REITs contained in the NAREIT Index, the Fund may invest up to 35% of its total assets in equity securities not contained in the NAREIT Index, including other domestic equity securities, fixed-income instruments, cash, cash equivalents, futures and options, and special situations. See "Investment Policies". The Fund may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

   THE NAREIT INDEX. The National Association of Real Estate Investment Trusts ("NAREIT") is a not for profit trade organization representing the REIT industry. NAREIT was created in 1960 to serve as the official source of information for the REIT industry. Membership is comprised of publicly and privately held REITs and professionals in related fields. The NAREIT Index is comprised of individual publicly traded REITs. The NAREIT Index is published monthly by NAREIT and received by members of the NAREIT organization.

   Although the number is expected to fluctuate as REITs are added to the Index or converted to equity securities, there are currently 175 REITs in the NAREIT Index. REITs are included in the NAREIT Index in the month in which they become public. All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The data is market weighted. Newly issued shares by existing REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. Liquidating dividends, whether full or partial, are treated as income. This has the effect of negatively biasing the price appreciation component of the index but results in accurate realized income and total return numbers.

    US EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States. Common stocks represent an ownership interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

    REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.
Investments in equity and mortgage REITs are subject to different risk factors. See "Risk Factors."

    REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

   CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

   SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers. Included in such amount, but not to exceed 2% of the value of the Fund's total net assets, may be warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

   ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

   SPECIAL SITUATIONS. The Fund will not invest more than 5% of its net assets in special situations involving real estate, including investments involving joint ventures, real estate mortgage loans, and private placements, provided that in no case will the Fund hold fee title in real estate.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total net assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.


   PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the investment restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities, except that the Fund may invest 25% or more of its total assets in real estate-related industries described under "Investment Policies"). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                                 RISK FACTORS

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

     REAL ESTATE INVESTMENTS. Real estate investments are sensitive to conditions affecting the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants, rental income issues and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and are therefore subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependence, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. The value of securities of companies which service the real estate industry may also be affected by these risks.

                              PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 50%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

     The Fund may effect portfolio transactions through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                         DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay dividends on shares of the Fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.



    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



  Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.



     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     //   Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     //   Income-Earned Option--Capital gain distributions will be
automatically reinvested, but a check or wire will be sent for each dividend distribution.

     //   Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

     //   Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



     Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.


                                     TAXES

     The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by the Fund. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by the Fund that represent interest derived from the US Government securities are exempt from any applicable state or local income taxes.

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gains net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gains net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                           VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.


     Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


   The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.



     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (the "Application") for each new account regardless of the investment method. For additional information, copies of

Applications or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Real Estate Equity Fund.



     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in the SSgA Real Estate Equity Fund.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: SSgA Real Estate Equity Fund, Mutual Funds Service Division
         (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Completing the Application and forwarding it to Transfer Agent at the above address.



     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Real Estate Equity Fund. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities.
 All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Series Real Estate Equity Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 15 days after the date of purchase to assure that such checks are honored.



   EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: SSgA Real Estate Equity Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.



     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention:
SSgA Real Estate Equity Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:

     1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in-kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Investment decisions regarding the Fund are made by committee, and no person is primarily responsible for making recommendations to that committee. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .65% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Fund, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Funds' operations;
(2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Real Estate Equity Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets: $0 to and including $500 million --.06%; over $500 million to and including $1 billion -- .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by Investment Company will be reduced by the sum of certain distribution-related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a time spent basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, the Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's annual average net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.


   Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service

Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                           PERFORMANCE CALCULATIONS

     The Fund may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation, and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

     From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions and includes all recurring fees that are charged to all shareholder accounts.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, Lipper Real Estate Funds Average, the Consumer Price Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                            ADDITIONAL INFORMATION

   CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Real Estate Equity Fund is one such series.

     Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held.
 On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                THE SSgA FUNDS
                    Two International Place, 35th Floor
                        Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                 Filed pursuant to Rule 485(a)
                                                 File Nos. 33-19229; 811-5430



                                THE SSgA FUNDS
                     Two International Place, 35th Floor
                         Boston, Massachusetts  02110
                                (800) 647-7327

                              MONEY MARKET FUNDS

                                CLASS B SHARES


     The SSgA Funds (formerly known as The Seven Seas Series Fund) are a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class B shares of beneficial interest in the mutual funds listed below, each referred to as a "Fund." Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Funds to offer the shares. This Prospectus should be read together with any materials provided by such institution.


     Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:


     THE SSgA MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.



     THE SSgA US GOVERNMENT MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THE MONEY MARKET FUND AND US GOVERNMENT MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT EITHER THE MONEY MARKET FUND OR US GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


  This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.

Investment Adviser, Custodian
    and Transfer Agent:                      Distributor:                   Administrator:
 State Street Bank and Trust       Russell Fund Distributors, Inc.     Frank Russell Investment
         Company                       Two International Place            Management Company
   225 Franklin Street                       35th Floor                       909 A Street
 Boston, Massachusetts 02110        Boston, Massachusetts 02110         Tacoma, Washington 98402



                       PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

Summary..................................................................  3

Fund Operating Expenses..................................................  4

Financial Highlights.....................................................  6

The SSgA Funds...........................................................  8

Manner of Offering.......................................................  8

Investment Objectives, Policies and Restrictions.........................  8

Portfolio Maturity ......................................................

Dividends and Distributions..............................................

Taxes....................................................................

Valuation of Fund Shares.................................................

Purchase of Fund Shares..................................................

Redemption of Fund Shares................................................

General Management.......................................................

Fund Expenses............................................................

Performance Calculations.................................................

Additional Information...................................................

                                    SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Such securities consist principally of: US Treasury bills, notes and bonds; other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; instruments of US and foreign banks; and commercial paper of US and foreign companies.

The US Government Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less. The Fund's portfolio typically consists entirely of securities issued or guaranteed by the US Government or its agencies or instrumentalities.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class B shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Funds.

PURCHASES AND REDEMPTIONS. Because shares of the Funds are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Funds in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of each Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of shares of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the Money Market Fund are equal to approximately .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the US Government Money Market Fund are equal to approximately .39%, .68% and .93%, respectively, of the average daily net asset value of the shares of the class.

                            FUND OPERATING EXPENSES
                           THE SSgA MONEY MARKET FUND
                                 CLASS B SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                               None
    Sales Load Imposed on Reinvested Dividends                    None
    Deferred Sales Load                                           None
    Redemption Fees                                               None
    Exchange Fee                                                  None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

    Advisory Fees                                                .25%
    12b-1 Fees (including Shareholder Servicing Fees)(1),(2)     .31
    Other Expenses(2)                                            .10
                                                                 ---

    Total Operating Expenses(3)                                  .66%
                                                                 ===

Examples:                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------                       ------------------------------------------------
You would pay the following
expenses on a $1,000 investment,
assuming:  (i) 5% annual return;
and (ii) redemption at the end
of each time period:               $ 7         $21        $37          $82
                                   ---         ---        ---          ---
                                   ---         ---        ---          ---
____________________
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of annual average daily net asset value of the Fund's Class B shares.
(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service Organizations may impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.


Long-term holders of the Fund's Class B shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             FUND OPERATING EXPENSES
                    THE SSgA US GOVERNMENT MONEY MARKET FUND
                                CLASS B SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

    Sales Load Imposed on Purchases                             None
    Sales Load Imposed on Reinvested Dividends                  None
    Deferred Sales Load                                         None
    Redemption Fees                                             None
    Exchange Fee                                                None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

    Advisory Fees                                               .25%
    12b-1 Fees (including Shareholder Servicing Fees)(1),(2)    .31
    Other Expenses(2)                                           .13
                                                                ---

    Total Operating Expenses(3)                                 .69%
                                                                ==

Examples:                     1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------                      ------       -------      -------      --------
You would pay the
following expenses on a
$1,000 investment, assuming:
(i) 5% annual return; and
(ii) redemption at the end
of each time period:            $ 7           $22         $38           $86
                                ---           ---         ---           ---
                                ---           ---         ---           ---
_____________________________
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of annual average daily net asset value of the Fund's Class B shares.
(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service organizations may impose additional fees for services provided to investors. Investors should contact their service organization for information concerning what additional fees, if any, will be charged.

Long-term holders of the Fund's Class B shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             FINANCIAL HIGHLIGHTS
                          THE SSgA MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                  1996      1995      1994      1993     1992      1991      1990      1989       1988++
                                  ----      ----      ----      ----     ----      ----      ----      ----       ----
NET ASSET VALUE,
  BEGINNING OF YEAR             $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000    $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------    -------
INCOME FROM INVEST-
 MENT OPERATIONS:
  Net investment income           .0524     .0538     .0330     .0320     .0458     .0686     .0817     .0883      .0239
                                -------   -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
  Net investment income          (.0524)   (.0538)   (.0330)   (.0320)   (.0458)   (.0686)   (.0817)   (.0883)    (.0239)
                                -------   -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE,
  END OF YEAR                   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000    $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======    =======
TOTAL RETURN (%)(a)                5.36      5.52      3.35      3.24      4.68      7.08      8.48      9.19       2.41

RATIOS(%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                       .39       .39       .36       .33       .35       .37       .37       .43        .44
  Operating expenses,
   gross, to average daily
   net assets (b)                   .39       .39       .36       .38       .35       .38       .43       .51        .63
  Net investment income
   to average daily net
   assets (b)                      5.20      5.37      3.33      3.20      4.40      6.59      8.13      8.97       7.30
  Net assets, end of year
   ($000 omitted)             3,475,409 2,752,895 3,020,796 2,502,483 4,263,057 1,645,428   650,598   442,614    193,777
  Per share amount of fees
   waived ($  omitted)               --        --        --     .0005        --     .0000     .0005     .0004      .0010

_____________________________
++   For the period May 2, 1988 (commencement of operations) to
     August 31, 1988.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1988 are annualized.

                              FINANCIAL HIGHLIGHTS
                   THE SSgA US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                 1996       1995       1994      1993      1992      1991++
                                 ----       ----       ----      ----      ----      ----
 NET ASSET VALUE,
  BEGINNING OF YEAR            $1.0000     $1.0000   $1.0000   $1.0000    $1.0000  $1.0000
                               -------     -------   -------   -------    -------  -------
 INCOME FROM INVEST-
  MENT OPERATIONS:
   Net investment income         .0515       .0528     .0324     .0304      .0441    .0302
                               -------     -------   -------   -------    -------  -------
 LESS DISTRIBUTIONS:
   Net investment income        (.0515)     (.0528)   (.0324)   (.0304)    (.0441)  (.0302)
                               -------     -------   -------   -------    -------  -------
 NET ASSET VALUE,
  END OF YEAR                  $1.0000    $1.0000   $1.0000    $1.0000    $1.0000  $1.0000
                               =======    =======   =======    =======    =======  =======

 TOTAL RETURN (%)(a)              5.27       5.38      3.30       3.08       4.49     3.06

 RATIOS (%)/SUPPLE-
  MENTAL DATA:
   Operating expenses, net,
    to average daily net
    assets (b)                     .40        .42       .38        .39        .41      .23
   Operating expenses, gross
    to average daily net
    assets (b)                     .40        .42       .39        .46        .42      .43
   Net investment income
    to average daily net
    assets (b)                    5.12       5.37      3.27       3.04       4.26     5.94
   Net assets, end of year
    ($000 omitted)             683,210    490,138   251,165    137,136    156,707   94,646
   Per share amount of fees
    waived ($  omitted)             --         --        --         --      .0001    .0011
   Per share amount of fees
    reimbursed by Adviser
    ($  omitted)                    --         --     .0001      .0007         --       --

____________________________
++   For the period March 1, 1991 (commencement of operations) to
     August 31, 1991.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1991 are annualized.

                                THE SSgA FUNDS

   The SSgA Funds ("Investment Company") are an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class B shares in two such portfolios (collectively, "Funds"): The SSgA Money Market Fund ("Money Market Fund") and the SSgA Government Money Market Fund ("Government Money Market Fund"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Fund.

                              MANNER OF OFFERING

     The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class B shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Funds. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Each Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that either Fund will meet its investment objective.

MONEY MARKET FUND

     The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

     The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

GOVERNMENT MONEY MARKET FUND

     The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

     The investment policies described below reflect the Funds' current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's investment objective and restrictions the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Funds segregate cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. Each Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Funds will not invest more than 25% of their net assets in when-issued securities.

     ILLIQUID SECURITIES. Neither Fund will invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT (MONEY MARKET FUND ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, record keeping and public reporting requirements.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


     PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Funds may seek to achieve their investment objectives by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

     Each Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Funds' investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              PORTFOLIO MATURITY

     Each Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Funds normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous.

                           DIVIDENDS AND DISTRIBUTIONS


  The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.



     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.



     DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

     // Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

     // Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

     // Cash Option--A check or wire will be sent for each dividend and capital gain distribution.

     // Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



     The Transfer Agent will wire dividends (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable.


                                     TAXES

     Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended. As a RIC, each Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of a Fund is determined by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Funds determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time).
A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. Each Fund seeks to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention:
          SSgA Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     Each Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of either Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                           REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Funds reserve the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

                              GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Funds.

       ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Funds. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.

     Adviser, subject to Board supervision, directs the investments of each Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, each Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Funds are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent

Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street who retains voting control of such shares. As of November 30, 1996, State Street held of record ___% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Funds. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $____ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including those Funds presented in this Prospectus, with assets of $___ billion as of October 31, 1996.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class B shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .35% of the net asset value of Class B shares of each Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder services with respect to Class B shares of the Funds held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: processing customer purchase and redemption requests; answering inquiries regarding the Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Funds to customers; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from each Fund a monthly fee at a rate that shall not exceed .25% per annum of the average daily net asset value of the Fund's Class B shares owned by or for shareholders with whom the Service Organization has a servicing relationship.
 Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .35% per year of the average net asset value of the Fund's Class B shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .35% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                FUND EXPENSES

     The Funds will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Funds are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees, (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Funds. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                           PERFORMANCE CALCULATIONS

     From time to time the Funds may advertise the yield and effective yield of their Class B shares. The yield of each Fund refers to the income generated by an investment in Class B shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Funds may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time, the Funds may advertise the total return of their Class B shares . The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class B shares over one, five and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.



     Quoted yields, total returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio record keeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Funds should contact a Service Organization. Inquiries from Servicing Organizations regarding the Prospectus and financial statements may be made by calling Distributor at (800) 647-7327.


     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market and Government Money Market Funds are two such series. Shares of a Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.
Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market and Government Money Market Funds are divided into Class A, Class B and Class C. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, provided, however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class B shares. Similar plans have been adopted for Class A and Class C shares. However, total payments under those plans are limited to .25% and .60% annually of the average net asset value of the Class A and Class C shares, respectively of a Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held.
 On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

                               THE SSGA FUNDS
                    Two International Place, 35th Floor
                       Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar, L.L.P.
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                              SSgA FUNDS
                  Two International Place, 35th Floor
                     Boston, Massachusetts  02110
                            (800) 647-7327

                           INTERMEDIATE FUND


   SSgA Funds (formerly known as The Seven Seas Series Fund) is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, the SSgA Intermediate Fund (the "Intermediate Fund" or the "Fund"). The Fund seeks to achieve its investment objective of a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December __, 1996. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (800) 647-7327.



Investment Adviser, Custodian,
   and Transfer Agent:                    Distributor:                     Administrator:

 State Street Bank and Trust      Russell Fund Distributors, Inc.     Frank Russell Investment
           Company               Two International Place, 35th Fl.       Management Company
    225 Franklin Street             Boston, Massachusetts 02110             909 A Street
 Boston, Massachusetts 02110             (617) 654-6089               Tacoma, Washington 98402
       (617) 654-4721                                                       (206) 627-7001



                       PROSPECTUS DATED DECEMBER __, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Fund Operating Expenses..................................................   3

Financial Highlights.....................................................   4

SSgA Funds...............................................................   5

Manner of Offering.......................................................   5

Investment Objective, Policies and Restrictions..........................   5

Certain Risk Factors.....................................................  10

Portfolio Turnover ......................................................  10

Dividends and Distributions..............................................  11

Taxes....................................................................  11

Valuation of Fund Shares.................................................  12

Purchase of Fund Shares..................................................  13

Redemption of Fund Shares................................................  15

General Management.......................................................  16

Fund Expenses............................................................  19

Performance Calculations.................................................  19

Additional Information...................................................  20

            FUND OPERATING EXPENSES AFTER REIMBURSMENT
                      SSgA INTERMEDIATE FUND

The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Intermediate Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
   Sales Load Imposed on Purchases                                   None
   Sales Load Imposed on Reinvested Dividends                        None
   Deferred Sales Load                                               None
   Redemption Fees                                                   None
   Exchange Fee                                                      None

Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average daily net assets)
   Advisory Fees(1)                                                   .02%
   12b-1 Fees(1),(2)                                                  .08
   Other Expenses(1)                                                  .50
                                                                      ---

     Total Operating Expenses After Fee Reimbursement(1), (3)         .60%
                                                                      ---
                                                                      ---

Examples:                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                              ------   -------   -------   --------
You would pay the following
expenses on a $1,000 investment,
assuming: (i) 5% annual return;
and (ii) redemption at the end
of each time period:                    $ 6      $19        $33       $75
                                        ---      ---        ---       ---
                                        ---      ---        ---       ---

-----------------
(1) The Adviser has agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The gross annual Advisory fee expense before reimbursement would be .80% of average daily net assets. The total operating expense of the Fund absent reimbursement would be 1.38% of average daily net assets on an annual basis. The reimbursement will continue until such time as the Board of Trustees of the Fund agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.
(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                             FINANCIAL HIGHLIGHTS
                            SSgA INTERMEDIATE FUND

The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                            1996        1995         1994++
                                          -------     -------      -------
      NET ASSET VALUE,
       BEGINNING OF YEAR                  $  9.72     $  9.37      $ 10.00
                                          -------     -------      -------

      INCOME FROM INVESTMENT
       OPERATIONS:
        Net investment income                 .53         .56          .42
        Net realized and unrealized
         gain (loss) on investments          (.14)        .34         (.76)
                                          -------     -------      -------
          Total From Investment
           Operations                         .39         .90         (.34)
                                          -------     -------      -------

      LESS DISTRIBUTIONS:
        Net investment income                (.54)       (.55)        (.29)
                                          -------     -------      -------
      NET ASSET VALUE, END OF YEAR        $  9.57     $  9.72      $  9.37
                                          -------     -------      -------
                                          -------     -------      -------

      TOTAL RETURN (%)                       4.12       10.05        (3.42)

      RATIOS (%)/SUPPLEMENTAL DATA:
        Operating expenses, net, to
         average daily net assets             .60         .60          .60
        Operating expenses, gross, to
         average daily net assets            1.38        1.67         1.51
        Net investment income to
         average daily net assets            5.57        6.29         5.11
        Portfolio turnover                 221.73       26.31        15.70
        Net assets, end of year
         ($000 omitted)                    41,518      33,893       19,963
        Per share amount of fees
         waived ($ omitted)                    --          --        .0002
        Per share amount of fees
         reimbursed by Adviser
         ($ omitted)                        .0743       .0946        .0753

------------------
++ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

                                  SSgA FUNDS

   SSgA Funds ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Intermediate Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING


   DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor") the Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management - Distribution Services and Shareholder Servicing."





                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

   The Fund's investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.


   The Fund is structured around the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund attempts to meet its objective by investing at least 65% of its total assets in: (1) US Government securities (including repurchase and reverse repurchase agreements relating to such securities); (2) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (3) mortgage-related pass-through securities; (4) asset-backed securities; and (5) instruments of US and foreign banks, including Eurodollar Time Deposits ("ETDs"), Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("YCDs"), certificates of deposit, time deposits, letters of credit and banker's acceptances.


   The Fund limits its portfolio investments in commercial paper and corporate notes and bonds to those that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by State Street.


   The Fund will measure its performance against the Lehman Brothers Intermediate Government/Corporate Bond Index ("LBIGC Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBIGC Index. The duration of the LBIGC Index as of August 31, 1996 was 3.30 years. The LBIGC Index is a subset of the Lehman Brothers Government/Corporate Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The Lehman Brothers Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P") or Fitch Investor's Service ("Fitch"), in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.


INVESTMENT POLICIES

   The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the

Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

   US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.



   FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.



   WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.


   ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

   VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

   ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

   MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage
Pass-Through Certificates ("Fannie Maes").   Mortgage pass-through
certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

   MORTGAGE-BACKED SECURITY ROLLS. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

   INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

   PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.



   ZERO COUPON SECURITIES.  Zero coupon securities are notes, bonds and
debentures that:   (1) do not pay current interest and are issued at a
substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.



   VARIABLE AND FLOATING RATE SECURITIES.   A floating rate security provides
for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

   EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

   Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

   FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

   A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

   Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

   When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

   OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

   The Fund may purchase or sell options on securities indices that are comprised of securities in which they may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

   LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

   CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

   PURCHASE OF OTHER FUNDS. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policies.


INVESTMENT RESTRICTIONS

   The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

   3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                             CERTAIN RISK FACTORS

   FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

   FOREIGN INVESTMENTS. Investment in securities of non-US issuers involves investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in securities of issuers located in those countries.

                           PORTFOLIO TURNOVER


   Because the Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the annual turnover rate of the Fund generally will exceed 250% (excluding securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

   The Fund may effect portfolio transactions through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                         DIVIDENDS AND DISTRIBUTIONS


   The Board of Trustees intends to declare and pay dividends on shares of the Fund quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the Fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.



  Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.



   Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, the Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Fund until the investor notifies the SSgA Funds in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.



   Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.



   DISTRIBUTION OPTION. Investors can choose from four different distribution options as indicated on the account Application:

   - Reinvestment Option--Income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

   - Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

   - Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.



   Distributions will be sent to a pre-designated bank by the Automatic Clearing House ("ACH") on the payable date.


                                    TAXES

   The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

   Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

   The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

   Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

   The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

   Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

   The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                        VALUATION OF FUND SHARES

   NET ASSET VALUE PER SHARE. The Fund determines net asset value per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

   VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of last reported sale price.

   Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


   Debt obligations securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


   The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES


   MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the Fund (other than IRA accounts) may be subject to redemption at the Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The Fund reserves the right to reject any purchase order. Investors purchasing Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.



   OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date
received.   The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time.



   ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.



   MAIL. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

       REGULAR MAIL:                REGISTERED, EXPRESS OR CERTIFIED MAIL:

       SSgA Funds                   SSgA Funds
       P.O. Box 8317                2 Heritage Drive
       Boston, MA 02266-8317        North Quincy, MA  02171



   All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.



   TELEPHONE EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange a minimum of $100 of their Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the

Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.



   FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company, as Transfer Agent, by:

   1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Fund in which the investment is to be made and the account number; and (c) the amount being wired.

   2.  Instructing the wiring bank to wire federal funds to:

            State Street Bank and Trust Company
            225 Franklin Street, Boston, MA  02110
            ABA #0110-0002-8
            DDA #9904-631-0
            SSgA Intermediate Fund
            Account Number and Registration



   Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.



   SYSTEMATIC INVESTMENT PLAN. Investors can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at
(800) 647-7327. Investors must meet the Fund's minimum initial requirement before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.



   SYSTEMATIC EXCHANGE. The Fund offers the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Fund has been satisfied.



   THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.


   IN KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--usually within 15 days following the purchase exchange.

   The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the Fund, along with the securities.

                          REDEMPTION OF FUND SHARES


  Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.



   TELEPHONE REDEMPTION. Shareholders may normally redeem Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.



   BY WIRE. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Proceeds may be sent, depending on the Fund, on the same or the next day. Although the Fund does not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature. Requests must be received prior to 4:00 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.



   CHECK. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day.



   DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS USING THIS METHOD MAY ENCOUNTER DELAYS. IN SUCH EVENT, SHAREHOLDERS SHOULD CONSIDER USING THE MAIL REDEMPTION PROCEDURE DESCRIBED BELOW.



   MAIL. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

   1.  The shareholder's address of record has changed within the past 60 days;

   2.  The shareholder is redeeming more than $50,000 worth of shares; or

   3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).



   Signature guarantees can usually be obtained from the following sources:

   1.  A broker or securities dealer, registered with a domestic stock exchange;

   2.  A federal savings, cooperative or other type of bank;

   3.  A savings and loan or other thrift institution;

   4.  A credit union; or

   5.  A securities exchange or clearing agency.



   Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.



        SELLER                         REQUIREMENTS FOR WRITTEN REQUESTS

Owner of individual,        --  Letter of instruction, signed by all persons
joint, sole proprietorship,     authorized to sign for the account stating
UGMA/UTMA (custodial            general titles/capacity, exactly as the account
accounts for minors) or         is registered; and
general partner accounts
                            --  Signature guarantee, if applicable (see above).

Owners of corporate or      --  Letter of instruction signed by authorized
association accounts            person(s), stating capacity as indicated by the
                                corporate resolution;

                            -- Corporate resolution, certified within the past 90 days; and

                            --  Signature guarantee, if applicable (see above).

Owners or trustees of       --  Letter of instruction, signed by all trustees;
trust accounts
                            --  If the trustees are not named in the
                                registration, please provide a copy of the trust document certified within the past 60 days; and

                            --  Signature guarantee, if applicable (see above).

Joint tenancy               --  Letter of instruction signed by surviving
shareholders whose              tenant(s);
co-tenants are deceased
                            --  Certified copy of the death certificate; and

                            --  Signature guarantee, if applicable (see above).



   Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.


   The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                             GENERAL MANAGEMENT

   The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


   ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street Global Advisors is the investment management business of State Street, a 200 year old pioneer and leader in the world of financial services. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $____ billion under management as of October 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.



   Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The individual primarily responsible for investment decisions regarding the Fund is John P. Kirby, Assistant Vice President. Mr. Kirby has been with State Street since 1995. Prior to joining State Street, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that, Mr. Kirby was a fixed income analyst/portfolio manager at One Federal Asset Management a Shawmut Bank subsidiary, and at Cambridge Port Savings as an asset/liability risk specialist. There are two other portfolio managers who work with Mr. Kirby in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .30% annually of the Fund's average daily net assets.


   The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions.
Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

   Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


   State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record ____% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


   Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


   ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 23 mutual funds with assets of $___ billion as of October 31, 1996, and acts as administrator to 17 mutual funds, including the Intermediate Fund, with assets of $___ billion as of October 31, 1996.


   Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator also receives reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

   Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

   Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.


   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING. Pursuant to the Distribution Agreement with Investment Company, Distributor, a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.


   The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

   Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


   Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and Adviser's Retirement Investment Services Division ("RIS") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to
 .025% of the average daily value of all Fund shares held by or for customers of Adviser, and .175% of the average daily value of all Fund shares (except as noted below) held by or for customers of SSBSI, Commercial Banking and RIS. The Investment Company pays SSBSI no fee for the S&P 500 Index Fund; pays RIS a per annum fee equal to .05% of the daily value of shares of the S&P 500 Index and Bond Market Funds; and pays Commercial Banking a per annum fee equal to .05% of the daily value of the shares of the S&P 500 Index, Bond Market and Tax Free Money Market Funds.

   Payments to Distributor, as well as payments to Service Organizations, from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

   The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs;
(12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                          PERFORMANCE CALCULATIONS

   From time to time the Fund may advertise its "yield." Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

   From time to time the Fund may advertise its "total return." The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.


   Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.


  Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                           ADDITIONAL INFORMATION

   CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.


   REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling Distributor at (800) 647-7327.


   ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

   Investment Company issues shares divisible into an unlimited number of series (or investment portfolios), each of which is a separate trust under Massachusetts law. The Intermediate Fund is one such series.

   Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

   Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment portfolio, only shareholders of that portfolio may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

   Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                                  SSgA FUNDS
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                   SSgA FUNDS


                             SSgA Money Market Fund

                     SSgA US Government Money Market Fund

                        SSgA Tax Free Money Market Fund

                           SSgA S&P 500 Index Fund

                              SSgA Small Cap Fund

                            SSgA Matrix Equity Fund

                             SSgA Yield Plus Fund

                          SSgA Growth and Income Fund

                            SSgA Intermediate Fund

                        SSgA Active International Fund

                         SSgA Emerging Markets Fund

                            SSgA Bond Market Fund

                                                  Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430



                                      SSgA FUNDS

                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

                         STATEMENT OF ADDITIONAL INFORMATION

                              ACTIVE INTERNATIONAL FUND

                                  DECEMBER __, 1996



    SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").



    This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Active International Fund (the "Active International Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                  TABLE OF CONTENTS

                                                                Page
                                                                ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . .

    Organization and Business History. . . . . . . . . . . . .
    Shareholder Meetings . . . . . . . . . . . . . . . . . . .
    Controlling Shareholders . . . . . . . . . . . . . . . . .
    Principal Shareholders . . . . . . . . . . . . . . . . . .
    Trustees and Officers. . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . .

    Service Providers. . . . . . . . . . . . . . . . . . . . .
    Adviser. . . . . . . . . . . . . . . . . . . . . . . . . .
    Administrator. . . . . . . . . . . . . . . . . . . . . . .
    Distributor. . . . . . . . . . . . . . . . . . . . . . . .
    Custodian and Transfer Agent . . . . . . . . . . . . . . .
    Independent Accountants. . . . . . . . . . . . . . . . . .
    Distribution Plan. . . . . . . . . . . . . . . . . . . . .
    Federal Law Affecting State Street . . . . . . . . . . . .
    Valuation of Fund Shares . . . . . . . . . . . . . . . . .
    Brokerage Practices. . . . . . . . . . . . . . . . . . . .
    Portfolio Turnover Policy. . . . . . . . . . . . . . . . .
    Total Return Quotations. . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .

    Investment Restrictions. . . . . . . . . . . . . . . . . .
    Investment Policies. . . . . . . . . . . . . . . . . . . .
    Hedging Strategies and Related Investment Techniques . . .

RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . .

                               STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Active International Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

    Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

SSgA Money Market Fund                              May 2, 1988
SSgA US Government Money Market Fund               March 1, 1991
SSgA US Treasury Money Market Fund               December 1, 1993
SSgA US Treasury Obligations Fund                       *
SSgA Prime Money Market Fund                     February 22, 1994
SSgA Yield Plus Fund                              November 9, 1992
SSgA Tax Free Money Market Fund                  December 1, 1994
SSgA Intermediate Fund                           September 1, 1993
SSgA Bond Market Fund                             February 7, 1996
SSgA Growth and Income Fund                      September 1, 1993
SSgA S&P 500 Index Fund                          December 30, 1992
SSgA Small Cap Fund                               July 1, 1992
SSgA Matrix Equity Fund                             May 4, 1992
SSgA Active International Fund                     March 7, 1995
SSgA International Pacific Index Fund                   *
SSgA Emerging Markets Fund                        March 1, 1994
SSgA Real Estate Equity Fund                            *


    *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


    Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

    Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

    Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

    Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

    CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding.


    State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending program and investment accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

    Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


    PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

   -

    The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

    TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

    Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


    The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

    An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


    *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


    WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


    *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


    PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


    *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


    HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


    J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


    GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                              TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                        Aggregate           Pension or          Estimated Annual         Total
                        Compensation        Retirement          Benefits Upon            Compensation
                        from                Benefits Accrued    Retirement               From Investment
Trustee                 Investment          as Part of                                   Company Paid to
                        Company             Investment                                   Trustees
                                            Company
                                            Expenses
------------------------------------------------------------------------------------------------------------
Lynn L. Anderson        $0                  $0                  $0                       $0
William L. Marshall     $49,000             $0                  $0                       $49,000
Steven J. Mastrovich    $49,000             $0                  $0                       $49,000
Patrick J. Riley        $49,000             $0                  $0                       $49,000
Richard D. Shirk        $49,000             $0                  $0                       $49,000
Bruce D. Taber          $49,000             $0                  $0                       $49,000
Henry W. Todd           $49,000             $0                  $0                       $49,000


                           OPERATION OF INVESTMENT COMPANY

    SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

Investment Adviser, Custodian
  and Transfer Agent:             State Street Bank and Trust Company
Administrator:                    Frank Russell Investment Management Company
Distributor:                      Russell Fund Distributors, Inc.
Independent Accountants:          Coopers & Lybrand, L.L.P.

    ADVISER. State Street serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


    Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996 and $46,488 from the date of inception to August 31, 1995. Additionally, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to $______ in fiscal 1996 and $46,488 from the date of inception to August 31, 1995. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


    ADMINISTRATOR.  Frank Russell Investment Management Company
("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $______ in fiscal

1996 and $3,720 from the date of inception to August 31, 1995. Administrator waived administration fees of $______ in fiscal 1996 and $502 from the date of inception to August 31, 1995. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

    Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


    CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $100 million--0.05%, over $100 million to $200 million-0.03%; and over $200 million-0.02%; securities transaction charges from $25.00 to $150.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $11.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. As of the date of this SAI, a yield calculation will not be calculated for the Fund and therefore the $350.00 fee will not be charged. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

    DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

    The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of 1% of the average daily value of the net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the

Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

    The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:


                                        1996     1995
                                        ----     ----
    Active International Fund          $______   $3,988


    For fiscal 1996, this amount is reflective of the following individual payments:



    Advertising
    Printing of Prospectuses
    Compensation to Sales Personnel
    Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

    The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:

                                    1996     1995
                                    ----     ----
    Active International Fund     $______   $1,550

    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

    VALUATION OF FUND SHARES. The Fund determines net asset value per share once each "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.

    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

    The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

    The brokerage commissions paid by the Fund were $______ in fiscal 1996 and $21,872 from the date of inception to August 31, 1995.


    Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer from the date of inception to August 31, 1996 were $____. Of that amount, the percentage of affiliated brokerage to total brokerage for the Fund was ______%.


    The percentage of total affiliated transactions (relating to trading activity) to total transactions for the Fund was ____% for fiscal 1996.


    During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:

                              ACTIVE INTERNATIONAL FUND
                                        ($000)
    UBS Securities, Inc.
    HSBC Securities, Inc.
    Prebon
    First Chicago
    Salomon Brothers, Inc.
    Lumis & Co.
    Smith Barney, Inc.
    Lehman Brothers, Inc.
    Goldman, Sachs & Co.
    Greenwich Securities
    *  Repurchase Agreements
    n/a represents no purchases executed during the fiscal year

    PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. The Adviser's sell discipline for the Fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. The Fund will limit investments in illiquid securities to 15% of net assets.

    The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

    The portfolio turnover rate for the Fund for each of the fiscal years ended August 31 was:

    1996      1995*
    ----      ----
    22.02%    7.17%

    *Portfolio turnover rates for periods less than one fiscal year are annualized. The Fund commenced operations on March 7, 1995.

    TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             n
                       P(1+T) = ERV

    where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

    The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

    The average annual total return for the Fund is as follows:

         One Year
          Ending           Inception to
      August 31, 1996    August 31, 1996*
      ---------------    ----------------
          6.22%              10.33%


    *Periods less than one year are not annualized. The Fund commenced operations on March 7, 1995.

    Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                                     INVESTMENTS

    The nonfundamental investment objective of the Fund is set forth in the Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders. However, to meet certain state requirements, it may be determined that the objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act.

    In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

    The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 19 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

    (1) Invest 33-1/3% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

    (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

    (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    (6) Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus, and if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

    (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

    (8) Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities
subject to legal or contractual restrictions on disposition.   This restriction
does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

    (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

    (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

    (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

    (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (15) Purchase interests in oil, gas or other mineral exploration or development programs or in oil, gas or mineral leases.

    (16) Make investments for the purpose of gaining control of an issuer's management.

    (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    (19) The Fund will not invest in real estate limited partnerships that are not readily marketable.

    To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

    If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


INVESTMENT POLICIES

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies. To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

    EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration,

Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

    DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

    ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

    The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund's total assets.

    SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions.". Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying security.

    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 5% of its net assets in when-issued securities.

    Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

    SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

    The Fund may seek to hedge its portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

    WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

    WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

    When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

    PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

    STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

    The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

    The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

    The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

    The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

    The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

    RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

    Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

    RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

    The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

    ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

    RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

    The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

    The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


                                 RISK CONSIDERATIONS

    Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

    Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar.
Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

    The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

    The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.



                                        TAXES

    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

    From March 7, 1995 to August 31, 1995, the Fund incurred $30,278 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

    ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

    STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

    FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

    If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

    Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                                 FINANCIAL STATEMENTS

    The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                       APPENDIX

                          DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

    MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.


    Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

    MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
         -    Leading market positions in well-established industries.
         -    High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.
    - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
    - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
    - Issuers rated Not Prime do not fall within any of the Prime rating categories.

    S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

    A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

    F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

    F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

    DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

    The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

    Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

    IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

    IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

    Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

    IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

    A1+--Obligations supported by the highest capacity for timely repayment.

    A1--Obligations supported by a very strong capacity for timely repayment.

    A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

    B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

    C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

    D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)


                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                                DECEMBER __, 1996




     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Bond Market Fund (the "Bond Market Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----


STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . .
     Hedging Strategies and Related Investment Techniques. . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Bond Market Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


          SSgA Money Market Fund                            May 2, 1988
          SSgA US Government Money Market Fund             March 1, 1991
          SSgA US Treasury Money Market Fund             December 1, 1993
          SSgA US Treasury Obligations Fund                      *
          SSgA Prime Money Market Fund                   February 22, 1994
          SSgA Yield Plus Fund                           November 9, 1992
          SSgA Tax Free Money Market Fund                December 1, 1994
          SSgA Intermediate Fund                         September 1, 1993
          SSgA Bond Market Fund                          February 7, 1996
          SSgA Growth and Income Fund                    September 1, 1993
          SSgA S&P 500 Index Fund                        December 30, 1992
          SSgA Small Cap Fund                              July 1, 1992
          SSgA Matrix Equity Fund                           May 4, 1992
          SSgA Active International Fund                   March 7, 1995
          SSgA International Pacific Index Fund                  *
          SSgA Emerging Markets Fund                       March 1, 1994
          SSgA Real Estate Equity Fund                           *


          _______________
          *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of the Bond Market Fund until such time as the Fund has public shareholders and therefore may be deemed to be a controlling person.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     -


     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm); 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                    TRUSTEE COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                        Aggregate       Pension or          Estimated Annual    Total Compensation
                        Compensation    Retirement          Benefits Upon       From Investment
                        from            Benefits Accrued    Retirement          Company Paid to
Trustee                 Investment      as Part of                              Trustees
                        Company         Investment
                                        Company
                                        Expenses
---------------------------------------------------------------------------------------------------
Lynn L. Anderson        $0              $0                  $0                  $0
William L. Marshall     $49,000         $0                  $0                  $49,000
Steven J. Mastrovich    $49,000         $0                  $0                  $49,000
Patrick J. Riley        $49,000         $0                  $0                  $49,000
Richard D. Shirk        $49,000         $0                  $0                  $49,000
Bruce D. Taber          $49,000         $0                  $0                  $49,000
Henry W. Todd           $49,000         $0                  $0                  $49,000

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $______ from the date of inception to August 31, 1996. Additionally, the Adviser voluntarily agreed to waive one-half of its advisory fee, and to waive up to the full amount of its remaining Advisory fee to the extent that total expenses exceeded .50% of average daily net assets on an annual basis, which amounted to $_________ from the date of inception to August 31, 1996.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $________ from the date of inception to August 31, 1996. Administrator waived administration fees of $_____ from the date of inception to August 31, 1995.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:





                                    1996
                                    ----
          Bond Market Fund         $______



     This amount is reflective of the following individual payments:





          Advertising
          Printing of Prospectuses
          Compensation to Sales Personnel
          Other*





* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."


     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:





                                    1996
                                    ----
          Bond Market Fund         $______


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Bond Market Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the Fund's net asset value when shareholders do not have the ability to purchase or redeem shares. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     The brokerage commissions paid by the Fund were $______ from the date of inception to August 31, 1995.



     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer from the date of inception to August 31, 1996 were $____. Of that amount, the percentage of affiliated brokerage to total brokerage for the Fund was ______%.



     The percentage of total affiliated transactions (relating to trading activity) to total transactions for the Fund was ____% for from the date of inception to August 31, 1996.



     During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:




                                BOND MARKET FUND
                                     ($000)

     UBS Securities, Inc.
     HSBC Securities, Inc.
     Prebon
     First Chicago
     Salomon Brothers, Inc.
     Lumis & Co.
     Smith Barney, Inc.
     Lehman Brothers, Inc.
     Goldman, Sachs & Co.
     Greenwich Securities

     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.


     The portfolio turnover rate for the Fund for the fiscal year ended August 31 was:



           1996*
           ----
          313.85%


     *Portfolio turnover rates for periods less than one fiscal year are annualized. The Fund commenced operations on February 7, 1996.


     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     The average annual total return for the Fund is as follows:




     Inception to
    August 31, 1996*
    ----------------

        (2.19)%


     *Periods less than one year are not annualized. The Fund commenced operations on February 7, 1996.



     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     The Fund computes yield by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a

30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                              YIELD = 2[(a-b +1) -1]
                                         ---
                                          cd

     Where:  a = dividends and interests earned during the period;
             b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that were entitled to receive dividends; and
             d = the maximum offering price per share on the last day of the period.


     The current 30-day yield (annualized) for the Fund for the period August 31, 1996 was 6.05%. The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Fund.



                                   INVESTMENTS


     The investment objective of the Fund is set forth in its Prospectus. In addition to the investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.


INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in mineral leases or oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (19) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     (20) Invest in real estate limited partnerships that are not readily marketable.

INVESTMENT POLICIES

     The Fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

     The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, the Fund sells portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


     VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



     ASSET-BACKED SECURITIES. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.


     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.




HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Funds may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by these Funds is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options orfutures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.




                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     If a Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary, and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS


     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Reports to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.
- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
- Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings.

Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                 File Nos. 33-19229; 811-5430



                                      SSgA FUNDS


                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

                         STATEMENT OF ADDITIONAL INFORMATION

                                EMERGING MARKETS FUND

                                  DECEMBER __, 1996



    SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


    This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Emerging Markets Fund (the "Emerging Markets Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .

    Organization and Business History. . . . . . . . . . . . . . . . . .
    Shareholder Meetings . . . . . . . . . . . . . . . . . . . . . . . .
    Controlling Shareholders . . . . . . . . . . . . . . . . . . . . . .
    Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . .
    Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . .

    Service Providers. . . . . . . . . . . . . . . . . . . . . . . . . .
    Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . .
    Independent Accountants. . . . . . . . . . . . . . . . . . . . . . .
    Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . .
    Federal Law Affecting State Street. . . . . . . . . . . . . . . . .
    Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . .
    Brokerage Practices. . . . . . . . . . . . . . . . . . . . . . . . .
    Portfolio Turnover Policy. . . . . . . . . . . . . . . . . . . . . .
    Total Return Quotations. . . . . . . . . . . . . . . . . . . . . . .

INVESTMENTS

    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .
    Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . .
    Hedging Strategies and Related Investment Techniques. . . . . . . .

RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS. . . . . . . . . . . . . .

                               STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Emerging Markets Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

    Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

      As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

SSgA Money Market Fund                                 May 2, 1988
SSgA US Government Money Market Fund                  March 1, 1991
SSgA US Treasury Money Market Fund                 December 1, 1993
SSgA US Treasury Obligations Fund                          *
SSgA Prime Money Market Fund                        February 22, 1994
SSgA Yield Plus Fund                               November 9, 1992
SSgA Tax Free Money Market Fund                     December 1, 1994
SSgA Intermediate Fund                              September 1, 1993
SSgA Bond Market Fund                               February 7, 1996
SSgA Growth and Income Fund                        September 1, 1993
SSgA S&P 500 Index Fund                            December 30, 1992
SSgA Small Cap Fund                                   July 1, 1992
SSgA Matrix Equity Fund                               May 4, 1992
SSgA Active International Fund                        March 7, 1995
SSgA International Pacific Index Fund                      *
SSgA Emerging Markets Fund                            March 1, 1994
SSgA Real Estate Equity Fund                                *

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


    Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

    Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

    Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

    Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


    CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record ___% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


    PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

    -


    The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

    TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

    Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


    The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


    An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

    *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


    WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


    *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


    PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


    *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


    HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


    J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


    GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.



                            TRUSTEE COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
                                  Aggregate           Pension or          Estimated Annual    Total
                                  Compensation        Retirement          Benefits Upon       Compensation
                                  from                Benefits Accrued    Retirement          From Investment
        Trustee                   Investment          as Part of          Company Paid to
                                  Company             Investment          Trustees
                                                      Company




                                       -5-



                                                      Expenses
----------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                  $0                  $0                  $0                  $0
William L. Marshall               $49,000             $0                  $0                  $49,000
Steven J. Mastrovich              $49,000             $0                  $0                  $49,000
Patrick J. Riley                  $49,000             $0                  $0                  $49,000
Richard D. Shirk                  $49,000             $0                  $0                  $49,000
Bruce D. Taber                    $49,000             $0                  $0                  $49,000
Henry W. Todd                     $49,000             $0                  $0                  $49,000
----------------------------------------------------------------------------------------------------------------------


                           OPERATION OF INVESTMENT COMPANY

    SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

    Investment Adviser, Custodian
      and Transfer Agent:           State Street Bank and Trust Company
    Administrator:                  Frank Russell Investment Management Company
    Distributor:                    Russell Fund Distributors, Inc.
    Independent Accountants:        Coopers & Lybrand, L.L.P.

    ADVISER. State Street Bank and Trust Company ("State Street") serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


    Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Emerging Markets Fund accrued expenses to Adviser of $___________ for fiscal 1996, $321,920 for fiscal 1995 and $63,417 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.50% of average daily net assets on an annual basis, which amounted to $___________ for fiscal 1996, $169,331 for fiscal 1995 and $48,835 for the period ended August 31, 1994.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


    ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Emerging Markets Fund accrued expenses to Administrator of $___________ for fiscal 1996, $25,877 for fiscal 1995 and $5,168 from the date of inception to August 31, 1994. Administrator waived administration fees of $1,041 from the date of inception to August 31, 1994.

    The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

    Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


    CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $100 million--0.05%, $100 million to $200 million -- 0.3%, over $200 million -- 0.02%; securities transaction charges from $25.00 to $150.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $11.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year.
State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

    DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

    The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

    The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:

           1996      1995      1994
           ----      ----      ----
         $______   $95,484   $1,215

    For fiscal 1996, this amount is reflective of the following individual payments:


    Advertising
    Printing of Prospectuses
    Compensation to Sales Personnel
    Other*

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

    The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:

           1996      1995      1994
           ----      ----      ----
         $______   $11,820    $1,228

    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

    VALUATION OF FUND SHARES. The Fund determines net asset value per share once "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.


    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities on money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

    The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


    The brokerage commissions paid by the Emerging Markets Fund were $______ for fiscal 1996, $260,143 for fiscal 1995 and $93,931 from the date of inception to August 31, 1994. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the length of time for each period, the increase in net assets and resulting increase in portfolio turnover.


    Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1996 were $______ Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was ____%.


    The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1996 for the Fund was _____%.


    During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

    PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. The Adviser's sell discipline for the Fund's investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. The Fund will limit investments in illiquid securities to 15% of net assets.

    In addition, the Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund. However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

    The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.


    The portfolio turnover rate for the Fund for each of the fiscal years ended August 31, was:


          1996      1995     1994
          ----      ----     ----
         4.36%     19.77%    None*


    *The Emerging Markets Fund commenced operations on March 1, 1994. Portfolio turnover rates for periods less than one fiscal year are annualized.

    TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             n
                       P(1+T)  = ERV

    where:    P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
            ERV = ending redeemable value of a $1,000 payment made at
                  the beginning of the 1-, 5- and 10-year periods at the end of the year or period

    The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total return for the Fund is as follows:


         One Year
          Ending              Inception to
      August 31, 1996        August 31,1995*
      ---------------        --------------
           7.83%                 4.64%


* Periods less than one year are not annualized. The Fund commenced operations on March 1, 1994.


Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                                     INVESTMENTS

    The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

    The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 18 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

    (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

    (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

    (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

    (6) Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus, and if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

    (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

    (8) Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities
subject to legal or contractual restrictions on disposition.   This restriction
does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

    (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

    (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

    (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

    (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (15) Purchase interests in oil, gas or other mineral exploration or development programs.

    (16) Make investments for the purpose of gaining control of an issuer's management.

    (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

    If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

INVESTMENT POLICIES

    To the extent consistent with its fundamental investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:


    WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of their net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the US Government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest.

    The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is passed upon. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

    Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

    INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

    The Fund may seek to hedge its portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

    WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

    WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

    When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

    PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

    STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

    The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

    The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

    The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

    The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

    The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

    RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

    Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

    RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

    The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

    ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

    RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

    The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

    The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objectives by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.


                                 RISK CONSIDERATIONS

    Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

    Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar.
Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

    The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

    The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.

                                        TAXES

    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

    From November 1, 1994 to August 31, 1995, the Fund incurred $88,970 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

    ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

    STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

    FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

    If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

    Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                                 FINANCIAL STATEMENTS


    The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to Shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                       APPENDIX

                          DESCRIPTION OF SECURITIES RATINGS


    The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

    The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

    The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

    The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

    The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

    The two highest ratings of Thomson for corporate bonds are AAA and AA.
Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high.

Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

    The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

    IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

    A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

    Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

    Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

    D&P uses the fixed-income ratings described above under "Long-Term
Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                             Filed pursuant to Rule 485(a)
                                             File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                           SSgA GROWTH AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Growth and Income Fund (the "Growth and Income Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . .
     Hedging Strategies and Related Investment Techniques. . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE


     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, one of which is the "Fund." The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     SSgA Money Market Fund                                 May 2, 1988
     SSgA US Government Money Market Fund                  March 1, 1991
     SSgA US Treasury Money Market Fund                  December 1, 1993
     SSgA US Treasury Obligations Fund                           *
     SSgA Prime Money Market Fund                        February 22, 1994
     SSgA Yield Plus Fund                                November 9, 1992
     SSgA Tax Free Money Market Fund                     December 1, 1994
     SSgA Intermediate Fund                              September 1, 1993
     SSgA Bond Market Fund                               February 7, 1996
     SSgA Growth and Income Fund                         September 1, 1993
     SSgA S&P 500 Index Fund                             December 30, 1992
     SSgA Small Cap Fund                                   July 1, 1992
     SSgA Matrix Equity Fund                                May 4, 1992
     SSgA Active International Fund                        March 7, 1995
     SSgA International Pacific Index Fund                       *
     SSgA Emerging Markets Fund                            March 1, 1994
     SSgA Real Estate Equity Fund                                *

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     The Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.


     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.


     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.


     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     PRINCIPAL SHAREHOLDERS As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund, as follows:

     -

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


     TRUSTEES AND OFFICERS. The Board of Trustees is generally responsible for overseeing the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02110. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                           TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------------------------
                         Aggregate     Pension or        Estimated Annual  Total
                         Compensation  Retirement        Benefits Upon     Compensation
                         from          Benefits Accrued  Retirement        From Investment
Trustee                  Investment    as Part of                          Company Paid to
                         Company       Investment                          Trustees
                                       Company
                                       Expenses
------------------------------------------------------------------------------------------
Lynn L. Anderson         $0            $0                $0                $0
William L. Marshall      $49,000       $0                $0                $49,000
Steven J. Mastrovich     $49,000       $0                $0                $49,000
Patrick J. Riley         $49,000       $0                $0                $49,000
Richard D. Shirk         $49,000       $0                $0                $49,000
Bruce D. Taber           $49,000       $0                $0                $49,000
Henry W. Todd            $49,000       $0                $0                $49,000


                         OPERATION OF INVESTMENT COMPANY


     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:          State Street Bank and Trust Company
     Administrator:                 Frank Russell Investment Management Company
     Distributor:                   Russell Fund Distributors, Inc.
     Independent Accountants:       Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street") serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996, $280,417 in fiscal 1995 and $152,809 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis, which amounted to $______ in fiscal 1996, $216,126 in fiscal 1995 and $87,592 for the period ended August 31, 1994.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $______ in fiscal 1996, $9,796 in fiscal 1995 and $5,222 from the date of inception to August 31, 1994. Administrator waived administration fees of $412 from the date of inception to August 31, 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris, and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.


     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:

                                        1996      1995      1994
                                        ----      ----      ----
     Growth and Income Fund           $______   $33,428   $13,540


     For fiscal 1996, these amounts are reflective of the following individual payments:


                                   Growth and
                                   ----------
                                     Income
                                     ------
     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

The Fund accrued expenses to State Street, as Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:

                                        1996      1995      1994
                                        ----      ----      ----
     Growth and Income Fund           $______   $10,370    $1,316


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated on each "business day" as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.


     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.


     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or the Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     The brokerage commissions paid by the Fund were $______ for fiscal 1996, $43,993 for fiscal 1995 and $22,383 from the date of inception to August 31, 1994. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets and resulting increase in portfolio turnover.


     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1996 were $______. Of that amount, the percentage of affiliated brokerage to total brokerage for the Fund was ____%.


     The percentage of total affiliated transactions (relating to trading activity) to total transactions for the Fund was _____% for fiscal 1996.


     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of the portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

The portfolio turnover rate for the Fund for each of the fiscal years ended August 31, was:


                                        1996      1995      1994
                                        ----      ----      ----
     Growth and Income Fund            38.34%     39.3%    36.48%


     *The Fund commenced operations on September 1, 1993.


     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            n
                      P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period


     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.




The average annual total return for the Fund is as follows:

                                 One Year
                                  Ending         Inception to
                              August 31, 1996   August 31,1996*   Inception Date
                              ---------------   --------------    --------------

     Growth and Income Fund       13.57%            11.75%            09/01/93


          *Periods less than one year are not annualized.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                                   INVESTMENTS


     The investment objective of the Fund is set forth in its Prospectus. The Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS


     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 19 are nonfundamental. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


     (2) Borrow money (including reverse repurchase agreements), as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the Fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.


     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.


     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.


     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.


     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including its investment adviser and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs, or in oil, gas and mineral leases.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Trustees, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of each issuer.

     (19) Invest in real estate limited partnerships that are not readily marketable.

INVESTMENT POLICIES

     Except as otherwise indicated, the Fund may invest in the following instruments:


     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying security.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 15 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.


     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.


     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.


     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


     WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.


     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a corespondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those in which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.


     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.


     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.


     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.


     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."


     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.


     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."


     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the

Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.


     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.


     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.


     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).


     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."


     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.



                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year, (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     As of August 31, 1995, the Fund had a net tax basis capital loss carryforward of $63,505, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2002.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

          The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS


     The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. Copies of the Annual Report accompany this Statement of Additional Information and are incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA S&P 500 Index Fund (the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .
     Total Return Quotations . . . . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . .
     Hedging Strategies and Related Investment Techniques. . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series. The Investment Company share evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Fund is one such investment portfolio.
The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth below the portfolio's name:

     SSgA Money Market Fund                                 May 2, 1988
     SSgA US Government Money Market Fund                  March 1, 1991
     SSgA US Treasury Money Market Fund                  December 1, 1993
     SSgA AUS Treasury Obligations Fund                          *
     SSgA Prime Money Market Fund                        February 22, 1994
     SSgA Yield Plus Fund                                November 9, 1992
     SSgA Tax Free Money Market Fund                     December 1, 1994
     SSgA Intermediate Fund                              September 1, 1993
     SSgA Bond Market Fund                               February 7, 1996
     SSgA Growth and Income Fund                         September 1, 1993
     SSgA S&P 500 Index Fund                             December 30, 1992
     SSgA Small Cap Fund                                   July 1, 1992
     SSgA Matrix Equity Fund                                May 4, 1992
     SSgA Active International Fund                        March 7, 1995
     SSgA International Pacific Index Fund                       *
     SSgA Emerging Markets Fund                            March 1, 1994
     SSgA Real Estate Equity Fund                                *


     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.



     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Fund, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). From 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co. and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the

Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                                     TRUSTEE COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                   Aggregate                Pension or               Estimated Annual         Total Compensation
                                   Compensation             Retirement               Benefits Upon            From Investment
                                   from                     Benefits Accrued         Retirement               Company Paid to
     Trustee                       Investment               as Part of                                        Trustees
                                   Company                  Investment
                                                            Company
                                                            Expenses
--------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                   $0                       $0                       $0                       $0
William L. Marshall                $49,000                  $0                       $0                       $49,000
Steven J. Mastrovich               $49,000                  $0                       $0                       $49,000
Patrick J. Riley                   $49,000                  $0                       $0                       $49,000
Richard D. Shirk                   $49,000                  $0                       $0                       $49,000
Bruce D. Taber                     $49,000                  $0                       $0                       $49,000
Henry W. Todd                      $49,000                  $0                       $0                       $49,000

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:                   State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment Management
                                              Company
     Distributor:                            Russell Fund Distributors, Inc.
     Independent Accountants:                Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with their investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Fund accrued expenses to Adviser of $609,089 in fiscal 1996, $391,746 in fiscal 1995 and $312,299 in fiscal 1994. For the ten (10) month period ended July 1, 1994, Adviser voluntarily agreed to reimburse the Index Fund for all expenses in excess of .15% of average daily net assets on an annual basis which amounted to $218,188. After July 1, 1994, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total expenses exceed .15% of average daily net assets on an annual basis, which amounted to $609,089 in fiscal 1996, $391,746 in fiscal 1995 and $97,333 in fiscal 1994.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $171,521 in fiscal 1996, $115,292 in fiscal 1995 and $92,892 in fiscal 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.


     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; and transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectuses.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:

                                                   1996           1995           1994           1993
                                                   ----           ----           ----           ----
     S&P 500 Index Fund                         $______       $153,822       $121,802        $16,906


     For fiscal 1996, this amount is reflective of the following individual payments:


     Advertising
     Printing of Prospectuses
     Compensation to Dealers
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:

                                                   1996           1995           1994           1993
                                                   ----           ----           ----           ----
     S&P 500 Index Fund                        $_______       $103,181        $22,939        $12,288


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern Time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.



     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities on money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     The brokerage commissions paid by the Fund were $______ for fiscal 1996, $139,786 for fiscal 1995, $72,218 for fiscal 1994 and $151,827 for fiscal 1993.
The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets and resulting increase in portfolio turnover.



     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1996 were $______. Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was ______%.



     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1996 for the Fund was ____%.

     During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                               S&P 500 INDEX FUND
                                     ($000)
                              ---------------------

     UBS Securities, Inc.
     HSBC Securities, Inc.
     Prebon
     First Chicago
     Salomon Brothers, Inc.
     Lumis & Co.
     Smith Barney, Inc.
     Lehman Brothers, Inc.
     Goldman, Sachs & Co.
     Greenwich Securities
       *  Repurchase Agreements
       n/a represents no purchases executed during the fiscal year


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.


     The portfolio turnover rate for the Fund was as follows for the fiscal years ended August 31:



        1996           1995           1994
        ----           ----           ----
       28.72%         38.56%          7.97%


     Portfolio turnover rates for periods less than one fiscal year are annualized.

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     The average annual total return for the Fund is as follows:



           One Year
            Ending           Inception to
        August 31, 1996     August 31,1996*
        ---------------     --------------
            18.46%              14.30%



     *Periods less than one year are not annualized. The Fund commenced operations on December 30, 1992.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in its Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions".
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




          SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge their portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.




                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     If a Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS


     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Reports to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                             Filed pursuant to Rule 485(a)
                                             File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                             SSgA INTERMEDIATE FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Intermediate Fund (the "Intermediate Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . .
     Hedging Strategies and Related Investment Techniques. . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE


     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, one of which is the Fund. The Trustees may create additional Funds at any time without shareholder approval.


     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     SSgA Money Market Fund                                 May 2, 1988
     SSgA US Government Money Market Fund                  March 1, 1991
     SSgA US Treasury Money Market Fund                  December 1, 1993
     SSgA US Treasury Obligations Fund                           *
     SSgA Prime Money Market Fund                        February 22, 1994
     SSgA Yield Plus Fund                                November 9, 1992
     SSgA Tax Free Money Market Fund                     December 1, 1994
     SSgA Intermediate Fund                              September 1, 1993
     SSgA Bond Market Fund                               February 7, 1996
     SSgA Growth and Income Fund                         September 1, 1993
     SSgA S&P 500 Index Fund                             December 30, 1992
     SSgA Small Cap Fund                                   July 1, 1992
     SSgA Matrix Equity Fund                                May 4, 1992
     SSgA Active International Fund                        March 7, 1995
     SSgA International Pacific Index Fund                       *
     SSgA Emerging Markets Fund                            March 1, 1994
     SSgA Real Estate Equity Fund                                *

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     The Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.


     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.


     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     PRINCIPAL SHAREHOLDERS As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund, as follows:


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


     TRUSTEES AND OFFICERS. The Board of Trustees is generally responsible for overseeing the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.


     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02110. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                           TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------------------------
                         Aggregate     Pension or        Estimated Annual  Total
                         Compensation  Retirement        Benefits Upon     Compensation
                         from          Benefits Accrued  Retirement        From Investment
Trustee                  Investment    as Part of                          Company Paid to
                         Company       Investment                          Trustees
                                       Company
                                       Expenses
------------------------------------------------------------------------------------------
Lynn L. Anderson         $0            $0                $0                $0
William L. Marshall      $49,000       $0                $0                $49,000
Steven J. Mastrovich     $49,000       $0                $0                $49,000
Patrick J. Riley         $49,000       $0                $0                $49,000
Richard D. Shirk         $49,000       $0                $0                $49,000
Bruce D. Taber           $49,000       $0                $0                $49,000
Henry W. Todd            $49,000       $0                $0                $49,000



                         OPERATION OF INVESTMENT COMPANY


     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:         State Street Bank and Trust Company
     Administrator:                Frank Russell Investment Management Company
     Distributor:                  Russell Fund Distributors, Inc.
     Independent Accountants:      Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street") serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.



     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996, $198,032 in fiscal 1995 and $116,810 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to $______ in fiscal 1996, $263,571 in fiscal 1995 and $133,196 for the period ended August 31, 1994.



     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.



     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $______ in fiscal 1996, $7,344 in fiscal 1995 and $4,232 from the date of inception to August 31, 1994. Administrator waived administration fees of $323 from the date of inception to August 31, 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris, and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.


     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:


                                   1996      1995      1994
                                   ----      ----      ----
     Intermediate Fund                      27,531    12,543



     For fiscal 1996, these amounts are reflective of the following individual payments:



     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."


The Fund accrued expenses to State Street, as Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:


                                   1996      1995      1994
                                   ----      ----      ----
     Intermediate Fund                       7,921     1,069



     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.


     VALUATION OF FUND SHARES. Net asset value per share is calculated on each "business day" as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New

York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.


     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.


     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.



     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.



     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.



     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.



     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or the Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.






     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of the portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.


The portfolio turnover rate for the Fund for each of the fiscal years ended August 31, was:




                                   1996      1995      1994*
                                   ----      ----      ----
     Intermediate Fund            221.73    26.31     15.70



     *The Fund commenced operations on September 1, 1993.



     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              n
                        P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period


     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total return for the Fund is as follows:


                              One Year
                               Ending          Inception to
                           August 31, 1996    August 31,1996*     Inception Date
                           ---------------    --------------      --------------

     Intermediate Fund          4.12%              3.43%              09/01/93


     *Periods less than one year are not annualized.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:


                             YIELD = 2[(a-b +1)6-1]
                                        ---
                                           cd

     where:    a = dividends and interests earned during the period;
               b = expenses accrued for the period (net of reimbursements);
               c = average daily number of shares outstanding during the period that were entitled to receive dividends; and
               d = the maximum offering price per share on the last day of the period.


The current 30-day yield (annualized) for the Fund for the period ended August 31, 1996 was _____%.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, and maturity and interest rate of instruments held by the Fund.


                                   INVESTMENTS


     The investment objective of the Fund is set forth in its Prospectus. The Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.


INVESTMENT RESTRICTIONS


     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 19 are nonfundamental. The Fund will not:


     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


     (2) Borrow money (including reverse repurchase agreements), as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the Fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.



     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.


     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.


     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.



     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.



     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.


     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.



     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including its investment adviser and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.



     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs, or in oil, gas and mineral leases.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Trustees, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of each issuer.

     (20) Invest in real estate limited partnerships that are not readily marketable.

INVESTMENT POLICIES


     Except as otherwise indicated, the Fund may invest in the following instruments:


     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.


     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying security.



     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.


     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 15 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.


     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.



     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.



     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.






     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.



     VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable rate US Government obligations, which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



     ASSET-BACKED SECURITIES. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.



     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan

Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.



     Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.


     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


     MORTGAGE-BACKED SECURITY ROLLS. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.



     INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.



     PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.





HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES


     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by these Funds is intended to reduce the volatility of the net asset value of the Fund's shares, each such Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.



     HEDGING FOREIGN CURRENCY RISK. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.



     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.


     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of:
(1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.


     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.


     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.


     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."



     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.



     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."



     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.



     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.



     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.


     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.



     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."



     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. No Fund will enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or
(2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.



     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.


     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.




                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year, (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     As of August 31, 1995, the Fund had a net tax basis capital loss carryforward of $103,098, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1993 to August 31, 1995, the Fund incurred $319,202 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS


     The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. Copies of the Annual Report accompany this Statement of Additional Information and are incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                  Filed pursuant to Rule 485(a)
                                                File Nos. 33-19229; 811-5430


                                      SSgA FUNDS

                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

                         STATEMENT OF ADDITIONAL INFORMATION

                               PRIME MONEY MARKET FUND

                                  DECEMBER __, 1996



SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Prime Money Market Fund (the "Prime Money Market Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                  TABLE OF CONTENTS
                                  -----------------
                                                                    PAGE
                                                                    ----

STRUCTURE AND GOVERNANCE...........................................

    Organization and Business History..............................
    Shareholder Meetings...........................................
    Controlling Shareholders.......................................
    Principal Shareholders.........................................
    Trustees and Officers..........................................

OPERATION OF INVESTMENT COMPANY....................................

    Service Providers..............................................
    Adviser........................................................
    Administrator..................................................
    Distributor....................................................
    Custodian and Transfer Agent...................................
    Independent Accountants........................................
    Distribution Plan..............................................
    Federal Law Affecting State Street.............................
    Valuation of Fund Shares.......................................
    Brokerage Practices............................................
    Yield and Total Return Quotations..............................

INVESTMENTS........................................................

    Investment Restrictions........................................
    Investment Policies............................................

TAXES..............................................................

FINANCIAL STATEMENTS...............................................

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS.......................

                               STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund," one of which is the Prime Money Market Fund. The Trustees may create additional Funds at any time without shareholder approval.

    Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

    SSgA Money Market Fund                              May 2, 1988
    SSgA US Government Money Market Fund                March 1, 1991
    SSgA US Treasury Money Market Fund                  December 1, 1993
    SSgA US Treasury Obligations Fund                          *
    SSgA Prime Money Market Fund                        February 22, 1994
    SSgA Yield Plus Fund                                November 9, 1992
    SSgA Tax Free Money Market Fund                     December 1, 1994
    SSgA Intermediate Fund                              September 1, 1993
    SSgA Bond Market Fund                               February 7, 1996
    SSgA Growth and Income Fund                         September 1, 1993
    SSgA S&P 500 Index Fund                             December 30, 1992
    SSgA Small Cap Fund                                 July 1, 1992
    SSgA Matrix Equity Fund                             May 4, 1992
    SSgA Active International Fund                      March 7, 1995
    SSgA International Pacific Index Fund                      *
    SSgA Emerging Markets Fund                          March 1, 1994
    SSgA Real Estate Equity Fund                               *

----------
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

    Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

    Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

    Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


    CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.



    PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares
of the Fund:     -


    The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


    TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.


    Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


    The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


    An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


    *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.

    WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



    *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).



    PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



    *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



    HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive,
Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., Feed Flavors, Inc. and Flavorite Laboratories.



    J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57.
Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



    GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                               TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------
                                       Pension or
                                       Retirement
                       Aggregate    Benefits Accrued                            Total
                     Compensation      as Part of                           Compensation
                         from          Investment      Estimated Annual   From Investment
                      Investment        Company         Benefits Upon     Company Paid to
    Trustee            Company         Expenses           Retirement         Trustees
-------------------------------------------------------------------------------------------

Lynn L. Anderson         $0               $0                  $0               $0
William L. Marshall      $49,000          $0                  $0               $49,000
Steven J. Mastrovich     $49,000          $0                  $0               $49,000
Patrick J. Riley         $49,000          $0                  $0               $49,000
Richard D. Shirk         $49,000          $0                  $0               $49,000
Bruce D. Taber           $49,000          $0                  $0               $49,000
Henry W. Todd            $49,000          $0                  $0               $49,000

                           OPERATION OF INVESTMENT COMPANY


SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


   Investment Adviser, Custodian
    and Transfer Agent:             State Street Bank and Trust Company
   Administrator:                   Frank Russell Investment Management Company
   Distributor:                     Russell Fund Distributors, Inc.
   Independent Accountants:         Coopers & Lybrand, L.L.P.



    ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston
Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.



    Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $_________ for fiscal 1996, $1,319,424 for fiscal 1995 and $462,525 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of average daily net assets on an annual basis. There was no reimbursement necessary for fiscal 1995, the reimbursement amounted to $87,447 for the period ended August 31, 1994. Additionally, Adviser waived fees of $_______ in fiscal 1996, $1,159,949 in fiscal 1995 and $388,359 for the period ended August 31, 1994.



    The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any investment portfolio and either a majority of all Trustees or a majority of the shareholders of each investment portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.



    ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement").
A description
of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $_______ for fiscal 1996, $261,274 for fiscal 1995 and $91,034 from the date of inception to August 31, 1994. Administrator waived administration fees of $23,193 from the date of inception to August 31, 1994.



    The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any investment portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


    Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.


    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two
International Place, 35th Floor, Boston, MA 02110.



    CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all investment portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.


    DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted a distribution plan (the "Plan"), which is described in the Fund's prospectus.



    The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

    The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:



                                   1996     1995      1994
                                  ------   -------   ------
   Prime Money Market Fund       $______  $184,201   $56,657



    For fiscal 1996, these amounts are reflective of the following individual payments:



    Advertising
    Printing of Prospectuses
    Compensation to Sales Personnel
    Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."



The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:



                                   1996     1995      1994
                                  ------   -------   ------
   Prime Money Market Fund       $______  $262,458  $43,134



    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.



    VALUATION OF FUND SHARES. The Fund determines net asset value per share twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.



    It is the Fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



    The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.



    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.



    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.



    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.



    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an investment portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.



    During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                             PRIME MONEY MARKET FUND
                                      ($000)
                             -----------------------
UBS Securities, Inc.
HSBC Securities, Inc.
Prebon

First Chicago
Salomon Brothers, Inc.
Lumis & Co.
Smith Barney, Inc.
Lehman Brothers, Inc.
Goldman, Sachs & Co.
Greenwich Securities

    *  Repurchase Agreements
    n/a represents no purchases executed during the fiscal year



    YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  n
                            P(1+T) = ERV

    where:    P =  a hypothetical initial payment of $1,000
              T =  average annual total return
              n =  number of years
            ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period


    The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.



    Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



    The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                            365/7
                 EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


    The following are the Fund's current and effective yields for the seven-day period ended August 31, 1996:



    Current Yield       5.27%
    Effective Yield     5.41%



    The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.

                                     INVESTMENTS


    The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.


INVESTMENT RESTRICTIONS


    The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:



    (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.



    (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.



    (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.



    (4) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


    (5) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    (6) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    (7) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


    (8) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


    (9) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (10) Make investments for the purpose of gaining control of an issuer's management.


    (11) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.


    (12) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.



    (13) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



    (14) Purchase interests in oil, gas or other mineral exploration or development programs.



    (15) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.



    (16) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Funds' total assets would be invested in such securities, except that the Funds may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.


INVESTMENT POLICIES


    To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:



    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.


    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.


    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities. The Fund will not purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

    Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.



    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.



    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.



    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

    SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Money Market Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.




    MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


    (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

    The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

    Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.


    ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.



    Because the Prime Money Market Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.


    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objectives by investing solely in the shares of another investment company that has a substantially similar investment objective and policy.


                                        TAXES


    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.



    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.



    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.




    STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.



    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                                 FINANCIAL STATEMENTS


The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                       APPENDIX

                          DESCRIPTION OF SECURITIES RATINGS

    The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

    The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

    The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

    The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

    The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

    The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

    The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

    IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

    A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

    Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

    Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

    D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                             REAL ESTATE EQUITY FUND

                                DECEMBER __, 1996

     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Real Estate Equity Fund (the "Real Estate Equity Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Portfolio Turnover Policy . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .
     Hedging Strategies and Related Investment Techniques. . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Real Estate Equity Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


          SSgA Money Market Fund                                May 2, 1988
          SSgA US Government Money Market Fund                 March 1, 1991
          SSgA US Treasury Money Market Fund                 December 1, 1993
          SSgA US Treasury Obligations Fund                          *
          SSgA Prime Money Market Fund                       February 22, 1994
          SSgA Yield Plus Fund                               November 9, 1992
          SSgA Tax Free Money Market Fund                    December 1, 1994
          SSgA Intermediate Fund                             September 1, 1993
          SSgA Bond Market Fund                              February 7, 1996
          SSgA Growth and Income Fund                        September 1, 1993
          SSgA S&P 500 Index Fund                            December 30, 1992
          SSgA Small Cap Fund                                  July 1, 1992
          SSgA Matrix Equity Fund                               May 4, 1992
          SSgA Active International Fund                       March 7, 1995
          SSgA International Pacific Index Fund                      *
          SSgA Emerging Markets Fund                           March 1, 1994
          SSgA Real Estate Equity Fund                               *

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding.

     State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending program and investment accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of the date of this Statement of Additional Information, Administrator is the Fund's sole shareholder.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital

Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.



                                     TRUSTEE COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                        Aggregate       Pension or          Estimated Annual    Total Compensation
                        Compensation    Retirement          Benefits Upon       From Investment
                        from            Benefits Accrued    Retirement          Company Paid to
Trustee                 Investment      as Part of                              Trustees
                        Company         Investment
                                        Company
                                        Expenses
---------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0             $0                  $0                  $0
William L. Marshall      $49,000        $0                  $0                  $49,000
Steven J. Mastrovich     $49,000        $0                  $0                  $49,000
Patrick J. Riley         $49,000        $0                  $0                  $49,000
Richard D. Shirk         $49,000        $0                  $0                  $49,000
Bruce D. Taber           $49,000        $0                  $0                  $49,000
Henry W. Todd            $49,000        $0                  $0                  $49,000


                            OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion-0.015% (for purposes of calculating the breakpoint, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. As of the date of this SAI, a yield calculation will not be calculated for the Fund and therefore the $350.00 fee will not be charged. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25 of 1% of the average daily value of the net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share once each "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

     Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:
                                               6
                              YIELD = 2[(a-b+1) -1]
                                         ---
                                         cd
     Where:  a = dividends and interests earned during the period;
             b = expenses accrued for the period (net of reimbursements);
             c = average daily number of shares outstanding during the
                   period that were entitled to receive dividends; and
             d = the maximum offering price per share on the last day of the period.

     The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Fund.


                                   INVESTMENTS

     The investment objective of the Fund is set forth in the Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders.

     In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 9 are fundamental, and restrictions 10 through 18 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry).

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the Fund's investment policies, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including public and private real estate investment trusts, partnerships and similar companies).

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are purchased at any time do not exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (15) Purchase interests in oil, gas or other mineral exploration or development programs.

     (16) Make investments for the purpose of gaining control of an issuer's management.

     (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

INVESTMENT POLICIES

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies. To the extent consistent with its investment objective restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 5% of the Fund's assets. Please see the Appendix for a description of securities ratings.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolios against movements in the equity markets and interest rates through the use of options, futures transactions and options on futures. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate premiums of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS AND FUTURES. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.
Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

                                      TAXES


     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in such stock or securities ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options and futures contracts held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     DIVIDENDS-RECEIVED DEDUCTION. The portion of the dividends received from the Fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the Fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the Fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the Fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax adviser regarding dividends-received deductions and their allowance.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures and option contracts.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial highlights, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries.

     -  High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                DECEMBER __, 1996


     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Small Cap Fund (the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

STRUCTURE AND GOVERNANCE

        Organization and Business History. . . . . . . . . . . . . . .
        Shareholder Meetings . . . . . . . . . . . . . . . . . . . . .
        Controlling Shareholders . . . . . . . . . . . . . . . . . . .
        Principal Shareholders . . . . . . . . . . . . . . . . . . . .
        Trustees and Officers. . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .

        Service Providers. . . . . . . . . . . . . . . . . . . . . . .
        Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . .
        Administrator. . . . . . . . . . . . . . . . . . . . . . . . .
        Distributor. . . . . . . . . . . . . . . . . . . . . . . . . .
        Custodian and Transfer Agent . . . . . . . . . . . . . . . . .
        Independent Accountants. . . . . . . . . . . . . . . . . . . .
        Distribution Plan. . . . . . . . . . . . . . . . . . . . . . .
        Federal Law Affecting State Street . . . . . . . . . . . . . .
        Valuation of Fund Shares . . . . . . . . . . . . . . . . . . .
        Brokerage Practices. . . . . . . . . . . . . . . . . . . . . .
        Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . .
        Total Return Quotations. . . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        Investment Restrictions. . . . . . . . . . . . . . . . . . . .
        Investment Policies. . . . . . . . . . . . . . . . . . . . . .
        Hedging Strategies and Related Investment Techniques . . . . .

TAXES    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, one of which is the Fund. The Investment Company share evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Fund is one such investment portfolio. Certain figures contained herein are applicable to periods when the Fund was passively managed under the name S&P Midcap Index Fund. The name and investment objective of the Fund was changed pursuant to a shareholder vote on November 22, 1994. Figures for activities subsequent to this change are reflective of the new strategy. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth below the portfolio's name:

       SSgA Money Market Fund                                   May 2, 1988
       SSgA US Government Money Market Fund                    March 1, 1991
       SSgA US Treasury Money Market Fund                     December 1, 1993
       SSgA US Treasury Obligations Fund                             *
       SSgA Prime Money Market Fund                          February 22, 1994
       SSgA Yield Plus Fund                                   November 9, 1992
       SSgA Tax Free Money Market Fund                        December 1, 1994
       SSgA Intermediate Fund                                September 1, 1993
       SSgA Bond Market Fund                                  February 7, 1996
       SSgA Growth and Income Fund                           September 1, 1993
       SSgA S&P 500 Index Fund                               December 30, 1992
       SSgA Small Cap Fund                                      July 1, 1992
       SSgA Matrix Equity Fund                                  May 4, 1992
       SSgA Active International Fund                          March 7, 1995
       SSgA International Pacific Index Fund                         *
       SSgA Emerging Markets Fund                              March 1, 1994
       SSgA Real Estate Equity Fund                                  *

     _______________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     -


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of

Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). From 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co. and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.

     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.



                                                     TRUSTEE COMPENSATION TABLE

 ----------------------------------------------------------------------------------------------------------------
                            Aggregate          Pension or            Estimated Annual      Total Compensation
                            Compensation       Retirement            Benefits Upon         From Investment
                            from               Benefits Accrued      Retirement            Company Paid to
      Trustee               Investment         as Part of                                  Trustees
                            Company            Investment
                                               Company
                                               Expenses

 ----------------------------------------------------------------------------------------------------------------
 Lynn L. Anderson            $0                 $0                    $0                   $0
 William L. Marshall         $49,000            $0                    $0                   $49,000
 Steven J. Mastrovich        $49,000            $0                    $0                   $49,000
 Patrick J. Riley            $49,000            $0                    $0                   $49,000
 Richard D. Shirk            $49,000            $0                    $0                   $49,000
 Bruce D. Taber              $49,000            $0                    $0                   $49,000
 Henry W. Todd               $49,000            $0                    $0                   $49,000


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:                   State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment Management
                                              Company
     Distributor:                            Russell Fund Distributors, Inc.
     Independent Accountants:                Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. In fiscal 1993 through July 1, 1994, Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .25% of average daily net assets on an annual basis. After July 1, 1994, through November 22, 1994, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total fund expenses exceed .25% of average daily net assets on an annual basis. After the previously mentioned shareholder vote on November 22, 1994, and through March 9, 1995, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total fund expenses exceed 1.00% of average daily net assets on an annual basis. Effective March 9, 1995 through the fiscal year ended August 31, 1996, Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% on an annual basis. The Fund accrued gross expenses to Adviser and the Adviser waived or reimbursed expenses to the Fund in the following amounts:



                            1996         1995            1994
                            ----         ----            ----
     Accrued Expenses        $276,229      $71,087       $  66,689
     Waived Expenses               --       17,654           9,647
     Reimbursed Expenses      _66,461       57,869         157,253

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $10,629 in fiscal 1996, $3,463 in fiscal 1995 and $9,938 in fiscal 1994.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; and transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor for the fiscal years ended August 31:


                               1996      1995       1994      1993
                               ----      ----       ----      ----
     Small Cap Fund           $_____    $25,754   $27,267   $6,502


     For fiscal 1996, this amount is reflective of the following individual payments:


     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:

                                1996      1995     1994      1993
                                ----      ----     ----      ----
     Small Cap Fund           $_____    $6,245    $2,441    $384

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities trading in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at fair market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sales price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the fair market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     The brokerage commissions paid by the Fund were $______ for fiscal 1996, $35,824 for fiscal 1995, $29,889 for fiscal 1994 and $9,632 for fiscal 1993.


     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1996 were $______. Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was _____%.

     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1995 for the Fund was 7.97%.

     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

     The portfolio turnover rate for the Fund for the fiscal years ended August 31 was as follows:



           1996      1995      1994
           ----      ----      ----
          76.85%    192.88%   44.86%

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. The average annual total returns for the Fund are as follows:


          One Year
           Ending             Inception to
        August 31, 1996       August 31,1996*
        ---------------       ---------------
           23.14%                 _19.16%


     *Periods less than one year are not annualized. The Fund commenced operations on July 1, 1992.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                                   INVESTMENTS

     The non-fundamental investment objective of the Fund is set forth in its Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration,

Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions".
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge their portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From November 1, 1994 to August 31, 1995, the Fund incurred $111,161 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Reports to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               - Leading market positions in well-established industries.

               - High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

       GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

       NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

       DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

       IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                  Filed pursuant to Rule 485(a)
                                                  File Nos. 33-19229; 811-5430


                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS A SHARES

                                DECEMBER __, 1996


     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class A shares dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class A shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Money Market Funds is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


          SSgA Money Market Fund                                 May 2, 1988
          SSgA US Government Money Market Fund                  March 1, 1991
          SSgA US Treasury Money Market Fund                  December 1, 1993
          SSgA US Treasury Obligations Fund                           *
          SSgA Prime Money Market Fund                        February 22, 1994
          SSgA Yield Plus Fund                                November 9, 1992
          SSgA Tax Free Money Market Fund                     December 1, 1994
          SSgA Intermediate Fund                              September 1, 1993
          SSgA Bond Market Fund                               February 7, 1996
          SSgA Growth and Income Fund                         September 1, 1993
          SSgA S&P 500 Index Fund                             December 30, 1992
          SSgA Small Cap Fund                                   July 1, 1992
          SSgA Matrix Equity Fund                                May 4, 1992
          SSgA Active International Fund                        March 7, 1995
          SSgA International Pacific Index Fund                       *
          SSgA Emerging Markets Fund                            March 1, 1994
          SSgA Real Estate Equity Fund                                *

          __________
          *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:


     -

     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Treasurer. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management

Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.



                                     TRUSTEE COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                        Aggregate       Pension or          Estimated Annual    Total Compensation
                        Compensation    Retirement          Benefits Upon       From Investment
                        from            Benefits Accrued    Retirement          Company Paid to
Trustee                 Investment      as Part of                              Trustees
                        Company         Investment
                                        Company
                                        Expenses
---------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0             $0                  $0                  $0
William L. Marshall      $49,000        $0                  $0                  $49,000
Steven J. Mastrovich     $49,000        $0                  $0                  $49,000
Patrick J. Riley         $49,000        $0                  $0                  $49,000
Richard D. Shirk         $49,000        $0                  $0                  $49,000
Bruce D. Taber           $49,000        $0                  $0                  $49,000
Henry W. Todd            $49,000        $0                  $0                  $49,000


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996 and $63,602 from the date of inception to August 31, 1995.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Tax Free Fund accrued expenses to Administrator of $______ in fiscal 1996 and $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $______ in fiscal 1996 and $855 from the date of inception to August 31, 1995.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund has adopted a distribution plan (the "Plan") for the Fund's Class A shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the average net asset value of its Class A shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class A shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:


                               1996      1995
                               ----      ----
     Tax Free Fund            $______   $9,234


     This amount is reflective of the following individual payments:


     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for the Class B and Class C shares of the Fund. However, annual payment under these plans are limited to .35% and .60% of the net asset value of Class B and Class C shares of the Fund, respectively.

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:


                               1996      1995
                               ----      ----
     Tax Free Fund            $______   $6,360

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class A shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York

Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:
                                                         365/7
              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ]-1

     The following are the current and effective yields for the Fund for the seven- and 30-day periods ended August 31, 1996:


                                   7-day          30-day
                                   -----          ------
     Current Yield                 2.88%          2.88%
     Effective Yield               2.93%          2.92%

     The Fund may also, from to time to time, utilize tax-equivalent yields.
The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

     The following are the current and effective tax equivalent yields based on a tax rate of 39.6% during 1996 for the seven- and 30-day periods ended August 31, 1996:


                                        7-day          30-day
                                        -----          ------
     Tax Equivalent Current Yield       4.77%          4.78%
     Tax Equivalent Effective Yield     4.84%          4.84%

     The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     MUNICIPAL SECURITIES GENERALLY. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.


     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From December 1, 1994 to August 31, 1996, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the report of independent accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     Moody's:
     --------

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:
     ----

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -   Leading market positions in well-established industries.

     -   High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS B SHARES

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class B shares dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class B shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Fund is one such investment portfolio.
The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     SSgA Money Market Fund                                 May 2, 1988
     SSgA US Government Money Market Fund                  March 1, 1991
     SSgA US Treasury Money Market Fund                  December 1, 1993
     SSgA US Treasury Obligations Fund                           *
     SSgA Prime Money Market Fund                        February 22, 1994
     SSgA Yield Plus Fund                                November 9, 1992
     SSgA Tax Free Money Market Fund                     December 1, 1994
     SSgA Intermediate Fund                              September 1, 1993
     SSgA Bond Market Fund                               February 7, 1996
     SSgA Growth and Income Fund                         September 1, 1993
     SSgA S&P 500 Index Fund                             December 30, 1992
     SSgA Small Cap Fund                                   July 1, 1992
     SSgA Matrix Equity Fund                                May 4, 1992
     SSgA Active International Fund                        March 7, 1995
     SSgA International Pacific Index Fund*
     SSgA Emerging Markets Fund                            March 1, 1994
     SSgA Real Estate Equity Fund                                *


__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of the Fund:

     -


     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshal Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                            TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                              Aggregate           Pension or          Estimated Annual    Total Compensation
                              Compensation        Retirement          Benefits Upon       From Investment
                              from                Benefits Accrued    Retirement          Company Paid to
     Trustee                  Investment          as Part of          Trustees
                              Company             Investment
                                                  Company
                                                  Expenses
------------------------------------------------------------------------------------------------------------
Lynn L. Anderson              $0                  $0                  $0                  $0
William L. Marshall           $49,000             $0                  $0                  $49,000
Steven J. Mastrovich          $49,000             $0                  $0                  $49,000
Patrick J. Riley              $49,000             $0                  $0                  $49,000
Richard D. Shirk              $49,000             $0                  $0                  $49,000
Bruce D. Taber                $49,000             $0                  $0                  $49,000
Henry W. Todd                 $49,000             $0                  $0                  $49,000

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:              State Street Bank and Trust Company
     Administrator:                     Frank Russell Investment Management
                                          Company
     Distributor:                       Russell Fund Distributors, Inc.
     Independent Accountants:           Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996 and $63,602 from the date of inception to August 31, 1995. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.



     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $______ in fiscal 1996 and $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $855 from the date of inception to August 31, 1995.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund's sole shareholder has adopted a distribution plan (the "Plan") for the Fund's Class B shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.35% of the average net asset value of its Class B shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class B shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:


                            1996           1995
                            ----           ----
     Tax Free Fund         $______        $9,234


     This amount is reflective of the following individual payments:


     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for the Class A and Class C shares of the Fund. However, annual payment under these plans are limited to .25% and .60% of the net asset value of Class A and Class C shares of the Fund, respectively.

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:


                            1996           1995
                            ----           ----
     Tax Free Fund         $______        $6,360


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class B shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The advisory agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               n
                         P(1+T)  = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


     The following are the current and effective yields for the Fund for the seven-and 30-day periods ended August 31, 1996:



                              7-day          30-day
                              -----          ------
     Current Yield            ____%          ____%
     Effective Yield          ____%          ____%


     The Fund may also, from to time to time, utilize tax-equivalent yields.
The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.


     The following are the current and effective tax equivalent yields based on a tax rate of ____% during 1996 for the seven- and 30-day periods ended August 31, 1996:

                                        7-day          30-day
                                        -----          ------
     Tax Equivalent Current Yield       ____%          ____%
     Tax Equivalent Effective Yield     ____%          ____%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class B shares. Had such expenses been incurred, the yields would have been approximately .25% lower.

     The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     MUNICIPAL SECURITIES GENERALLY. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.


     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.


     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.




                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From December 1, 1994 to August 31, 1995, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS


     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the report of independent accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     MOODY'S:

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                             Filed pursuant to Rule 485(a)
                                             File Nos. 33-19229; 811-5430


                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS C SHARES

                                DECEMBER __, 1996


     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class C shares dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class C shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .
     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     SSgA Money Market Fund                              May 2, 1988
     SSgA US Government Money Market Fund               March 1, 1991
     SSgA US Treasury Money Market Fund               December 1, 1993
     SSgA US Treasury Obligations Fund                        *
     SSgA Prime Money Market Fund                     February 22, 1994
     SSgA Yield Plus Fund                             November 9, 1992
     SSgA Tax Free Money Market Fund                  December 1, 1994
     SSgA Intermediate Fund                           September 1, 1993
     SSgA Bond Market Fund                            February 7, 1996
     SSgA Growth and Income Fund                      September 1, 1993
     SSgA S&P 500 Index Fund                          December 30, 1992
     SSgA Small Cap Fund                                July 1, 1992
     SSgA Matrix Equity Fund                             May 4, 1992
     SSgA Active International Fund                     March 7, 1995
     SSgA International Pacific Index Fund                    *
     SSgA Emerging Markets Fund                         March 1, 1994
     SSgA Real Estate Equity Fund                             *

     __________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at
(800) 647-7327.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held of record __% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     -

     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                           TRUSTEE COMPENSATION TABLE

------------------------------------------------------------------------------------------
                         Aggregate     Pension or        Estimated Annual  Total
                         Compensation  Retirement        Benefits Upon     Compensation
                         from          Benefits Accrued  Retirement        From Investment
Trustee                  Investment    as Part of                          Company Paid to
                         Company       Investment                          Trustees
                                       Company
                                       Expenses
------------------------------------------------------------------------------------------
Lynn L. Anderson         $0            $0                $0                $0
William L. Marshall      $49,000       $0                $0                $49,000
Steven J. Mastrovich     $49,000       $0                $0                $49,000
Patrick J. Riley         $49,000       $0                $0                $49,000
Richard D. Shirk         $49,000       $0                $0                $49,000
Bruce D. Taber           $49,000       $0                $0                $49,000
Henry W. Todd            $49,000       $0                $0                $49,000


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:         State Street Bank and Trust Company
     Administrator:                Frank Russell Investment Management Company
     Distributor:                  Russell Fund Distributors, Inc.
     Independent Accountants:      Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $______ in fiscal 1996 and $63,602 from the date of inception to August 31, 1995.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $______ in fiscal 1996 and $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $855 from the date of inception to August 31, 1995.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund's sole shareholder has adopted a distribution plan (the "Plan") for the Fund's Class C shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to .60% of the average net asset value of its Class C shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class C shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:

                                        1996            1995
                                        ----            ----
     Tax Free Fund                    $______          $9,234

     This amount is reflective of the following individual payments:

     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:

                                         1996      1995
                                         ----      ----
     Tax Free Fund                     $______    $6,360

     Similar plans have been adopted for the Class A and Class B shares of the Fund. However, annual payment under these plans are limited to .25% and .35% of the net asset value of Class A and Class B shares of the Fund, respectively.

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class C shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The advisory agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     During the fiscal year ended August 31, 1996, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1


     The following are the current and effective yields for the Fund for the seven- and 30-day periods ended August 31, 1996:


                              7-day          30-day
                              -----          ------
     Current Yield            ____%          ____%
     Effective Yield          ____%          ____%

     The Fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

     The following are the current and effective tax equivalent yields based on a tax rate of ____% during 1996 for the seven- and 30-day periods ended
August 31, 1996:


                                             7-day          30-day
                                             -----          ------
     Tax Equivalent Current Yield            ____%          ____%
     Tax Equivalent Effective Yield          ____%          ____%

     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class C shares. Had such expenses been incurred, the yields would have been approximately .50% lower.

     The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:


     MUNICIPAL SECURITIES GENERALLY. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.


     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From December 1, 1994 to August 31, 1995, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the report of independent accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     MOODY'S:

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                                   Filed pursuant to Rule 485(a)
                                                   File Nos. 33-19229; 811-5430



                                      SSgA FUNDS

                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

                         STATEMENT OF ADDITIONAL INFORMATION

                            US TREASURY MONEY MARKET FUND

                                  DECEMBER __, 1996



    SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").



    This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA US Treasury Money Market Fund (the "Treasury Money Market Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                  TABLE OF CONTENTS


                                                                Page
                                                                ----
    STRUCTURE AND GOVERNANCE

          Organization and Business History. . . . . . . . . . .
          Shareholder Meetings . . . . . . . . . . . . . . . . .
          Controlling Shareholders . . . . . . . . . . . . . . .
          Principal Shareholders . . . . . . . . . . . . . . . .
          Trustees and Officers. . . . . . . . . . . . . . . . .

    OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . .

          Service Providers. . . . . . . . . . . . . . . . . . .
          Adviser. . . . . . . . . . . . . . . . . . . . . . . .
          Administrator. . . . . . . . . . . . . . . . . . . . .
          Distributor. . . . . . . . . . . . . . . . . . . . . .
          Custodian and Transfer Agent . . . . . . . . . . . . .
          Independent Accountants. . . . . . . . . . . . . . . .
          Distribution Plan. . . . . . . . . . . . . . . . . . .
          Federal Law Affecting State Street . . . . . . . . . .
          Valuation of Fund Shares . . . . . . . . . . . . . . .
          Brokerage Practices. . . . . . . . . . . . . . . . . .
          Yield and Total Return Quotations. . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .

          Investment Restrictions. . . . . . . . . . . . . . . .
          Investment Policies. . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . .

                               STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund," one of which is the Treasury Money Market Fund. The Trustees may create additional Funds at any time without shareholder approval.

    Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     SSgA Money Market Fund                      May 2, 1988
     SSgA US Government Money Market Fund        March 1, 1991
     SSgA US Treasury Money Market Fund          December 1, 1993
     SSgA US Treasury Obligations Fund                *
     SSgA Prime Money Market Fund                February 22, 1994
     SSgA Yield Plus Fund                        November 9, 1992
     SSgA Tax Free Money Market Fund             December 1, 1994
     SSgA Intermediate Fund                      September 1, 1993
     SSgA Bond Market Fund                       February 7, 1996
     SSgA Growth and Income Fund                 September 1, 1993
     SSgA S&P 500 Index Fund                     December 30, 1992
     SSgA Small Cap Fund                         July 1, 1992
     SSgA Matrix Equity Fund                     May 4, 1992
     SSgA Active International Fund              March 7, 1995
     SSgA International Pacific Index Fund            *
     SSgA Emerging Markets Fund                  March 1, 1994
     SSgA Real Estate Equity Fund                     *

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.



     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     -


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.


     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.


     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.

     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee.  Born 11/3/56.  1 Financial Center,
Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee.  Born 5/4/47.  111 Commerce Drive,
Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., Feed Flavors, Inc. and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

--------------------------------------------------------------------------------
                              TRUSTEE COMPENSATION TABLE


-----------------------------------------------------------------------------------------------
                        Aggregate      Pension or          Estimated Annual    Total
                        Compensation   Retirement          Benefits Upon       Compensation
                        from           Benefits Accrued    Retirement          From Investment
    Trustee             Investment     as Part of                              Company Paid to
                        Company        Investment                              Trustees
                                       Company
                                       Expenses
-----------------------------------------------------------------------------------------------
Lynn L. Anderson        $0             $0                  $0                  $0
William L. Marshall     $49,000        $0                  $0                  $49,000
Steven J. Mastrovich    $49,000        $0                  $0                  $49,000
Patrick J. Riley        $49,000        $0                  $0                  $49,000
Richard D. Shirk        $49,000        $0                  $0                  $49,000
Bruce D. Taber          $49,000        $0                  $0                  $49,000
Henry W. Todd           $49,000        $0                  $0                  $49,000

                           OPERATION OF INVESTMENT COMPANY


    SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


  Investment Adviser, Custodian
    and Transfer Agent:           State Street Bank and Trust Company
  Administrator:                  Frank Russell Investment Management Company
  Distributor:                    Russell Fund Distributors, Inc.
  Independent Accountants:        Coopers & Lybrand, L.L.P.


    ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.



    Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $_________ for fiscal 1996, $462,645 for fiscal 1995 and $1,582,663 from the date of inception to August 31, 1994.
Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of
 .20% of average daily net assets on an annual basis. There was no reimbursement necessary for fiscal 1995 and 1994. Additionally, Adviser waived fees of $497,132 in fiscal 1995 and $1,582,663 for the period ended August 31, 1994.



    The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any investment portfolio and either a majority of all Trustees or a majority of the shareholders of each investment portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.



    ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $_______ for fiscal 1996, $54,150 for fiscal 1995 and $197,115 from the date of inception to August 31, 1994. Administrator waived administration fees of $45,376 from the date of inception to August 31, 1994.



    The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any investment portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


    Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.


    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.



    CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all investment portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.


    DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted a distribution plan (the "Plan"), which is described in the Fund's prospectus.



    The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.



    The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:

                                   1996      1995      1994
                                   ----      ----      ----
    Treasury Money Market Fund    $____     $31,785   $62,470



    For fiscal 1996, these amounts are reflective of the following individual payments:



    Advertising
    Printing of Prospectuses
    Compensation to Sales Personnel
    Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."



    The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:



                                   1996      1995      1994
                                   ----      ----      ----
    Treasury Money Market Fund    $______   $110,284  $61,861



    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.



    VALUATION OF FUND SHARES. The Fund determines net asset value per share twice each business day, as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.



    It is the Fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.



    For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



    The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.



    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.



    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.



    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.



    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an investment portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.



    During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                                  TREASURY MONEY MARKET FUND
                                            ($000)
                                  ---------------------------
UBS Securities, Inc.
HSBC Securities, Inc.
Prebon
First Chicago
Salomon Brothers, Inc.
Lumis & Co.

Smith Barney, Inc.
Lehman Brothers, Inc.
Goldman, Sachs & Co.
Greenwich Securities
    *  Repurchase Agreements
    n/a represents no purchases executed during the fiscal year



    YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         n
                   P(1+T)  = ERV

    where:         P =  a hypothetical initial payment of $1,000
                   T =  average annual total return
                   n =  number of years
              ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period


    The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.



    Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



    The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                                        365/7
             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


    The following are the Fund's current and effective yields for the seven-day period ended August 31, 1996:



    Current Yield       5.13%
    Effective Yield     5.26%



    The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.

                                     INVESTMENTS


    The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.


INVESTMENT RESTRICTIONS


    The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:



    (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.



    (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.



    (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.



    (4) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.


    (5) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    (6) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    (7) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


    (8) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    (9) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (10) Make investments for the purpose of gaining control of an issuer's management.

INVESTMENT POLICIES


    To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:



    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality, although the Treasury Money Market Fund presently does not intend to invest in securities described in (2). Examples of such issuers are the Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.


    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.


    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities. The Fund will not purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.



    Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.



    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.



    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.



    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a substantially similar investment objective and policy.


                                        TAXES


    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.



    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.



    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.



    As of August 31, 1996, the Fund had a net tax basis capital loss carryforward of $173,944, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003.



    STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders. Income from repurchase agreements entered into by the Fund does not receive this exempt treatment.



    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.

                                 FINANCIAL STATEMENTS


The 1996 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                       APPENDIX

                          DESCRIPTION OF SECURITIES RATINGS


    The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

    The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

    The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

    The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

    The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

    The two highest ratings of Thomson for corporate bonds are AAA and AA.
Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

    The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

    IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

    A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

    Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

    Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

    D&P uses the fixed-income ratings described above under "Long-Term
Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                  Filed pursuant to Rule 485(a)
                                                  File Nos. 33-19229; 811-5430


                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION
                               MONEY MARKET FUNDS
                                 CLASS A SHARES

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund" (collectively, the "Funds"). In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").


     SSGA MONEY MARKET FUND ("MONEY MARKET FUND")

     SSGA US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectuses relating to Class A shares, dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



          SSgA Money Market Fund                                 May 2, 1988
          SSgA US Government Money Market Fund                  March 1, 1991
          SSgA US Treasury Money Market Fund                  December 1, 1993
          SSgA US Treasury Obligations Fund                           *
          SSgA Prime Money Market Fund                        February 22, 1994
          SSgA Yield Plus Fund                                November 9, 1992
          SSgA Tax Free Money Market Fund                     December 1, 1994
          SSgA Intermediate Fund                              September 1, 1993
          SSgA Bond Market Fund                               February 7, 1996
          SSgA Growth and Income Fund                         September 1, 1993
          SSgA S&P 500 Index Fund                             December 30, 1992
          SSgA Small Cap Fund                                   July 1, 1992
          SSgA Matrix Equity Fund                                May 4, 1992
          SSgA Active International Fund                        March 7, 1995
          SSgA International Pacific Index Fund                       *
          SSgA Emerging Markets Fund                            March 1, 1994
          SSgA Real Estate Equity Fund                                *

          __________
          *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996 , State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of each Fund:

Money Market Fund:

     -    BellSouth Pension Trust UKCF, 1155 Peachtree St. NE, Atlanta, GA
          30367--5%.

Government Money Market Fund:

     - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--9%;

     - PRU Welfare Union Fixed PFIA, Two Concourse Parkway Suite 500, Atlanta, GA 30328--8%;

     - Algemeenburgerlijk Pension Fund, One Enterprise Drive, North Quincy, MA 02171--7%; and

     -    Biogen, Inc., 14 Cambridge Center, Cambridge, MA 02142--6%.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The SSgA Funds, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management

Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.


                                     TRUSTEE COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                        Aggregate       Pension or          Estimated Annual    Total Compensation
                        Compensation    Retirement          Benefits Upon       From Investment
                        from            Benefits Accrued    Retirement          Company Paid to
Trustee                 Investment      as Part of                              Trustees
                        Company         Investment
                                        Company
                                        Expenses
---------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0             $0                  $0                  $0
William L. Marshall      $49,000        $0                  $0                  $49,000
Steven J. Mastrovich     $49,000        $0                  $0                  $49,000
Patrick J. Riley         $49,000        $0                  $0                  $49,000
Richard D. Shirk         $49,000        $0                  $0                  $49,000
Bruce D. Taber           $49,000        $0                  $0                  $49,000
Henry W. Todd            $49,000        $0                  $0                  $49,000


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's mailing address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $8,559,529 in fiscal 1996, $6,981,114 in fiscal 1995 and $7,225,807 in fiscal 1994. The
Government Money Market Fund accrued expenses to Adviser of $1,546,062 in fiscal 1996, $970,313 in fiscal 1995 and $748,629 in fiscal 1994. In fiscal 1994,
Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $996,454 in fiscal 1996, $827,164 in fiscal 1995 and $856,897 in fiscal 1994. The Government Money Market Fund accrued expenses to Administrator of $______ in fiscal 1996, $113,825 in fiscal 1995 and $88,242 in fiscal 1994.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction; a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class A shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.25% of the average net asset value of its Class A shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class A shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


     The Funds accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:



                                           1996        1995        1994
                                           ----        ----        ----
Money Market Fund                                      $326,928    $888,413
Government Money
Market Fund                                              87,798     100,965


     For fiscal 1996, these amounts are reflective of the following individual payments:




                                          Money         Government
                                          Market       Money Market
                                          ------       ------------
Advertising
Printing of Prospectuses
Compensation to Sales Personnel
Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for Class B and Class C shares of the Money Market and Government Money Market Funds. However, annual payments under these plans are limited to .35% and .60% of the net asset value of the Class B and Class C shares of the Funds, respectively.

     The Funds' Class A shares accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:



                                           1996        1995        1994
                                           ----        ----        ----
Money Market Fund                                      $1,198,500  $211,573
Government Money
Market Fund                                               127,241    21,920


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.


     VALUATION OF FUND SHARES. Net asset value per share for the Class A shares of the Government Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). Net asset value per share for the Class A Shares of the Money Market Fund is calculated as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1996, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                              MONEY MARKET FUND     GOVERNMENT MONEY MARKET FUND
                                    ($000)                       ($000)
UBS Securities, Inc.
HSBC Securities, Inc.
Prebon
First Chicago
Salomon Brothers, Inc.
Lumis & Co.
Smith Barney, Inc.
Lehman Brothers, Inc.
Goldman, Sachs & Co.
Greenwich Securities

     YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T)  = ERV

     where:    P =       a hypothetical initial payment of $1,000
               T =       average annual total return
               n =       number of years
             ERV =       ending redeemable value of a $1,000 payment made at
                         the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:
                                                          365/7
               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


     The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1996:


     Money Market Fund
     -----------------
     Current Yield         5.07%
     Effective Yield       5.20%

     Government Fund
     ---------------
     Current Yield         4.99%
     Effective Yield       5.12%

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                   INVESTMENTS

     The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.


INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Funds' investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan

Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.



                                      TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

As of August 31, 1996, the Money Market Fund and the Government Money Market Fund had a net tax basis capital loss carryforward of $_________ and $________, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries.

     -  High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                  Filed pursuant to Rule 485(a)
                                                  File Nos. 33-19229; 811-5430


                                      SSgA FUNDS


                         Two International Place, 35th Floor
                             Boston, Massachusetts  02110
                                    (800) 647-7327

                         STATEMENT OF ADDITIONAL INFORMATION
                                  MONEY MARKET FUNDS
                                    CLASS B SHARES
                                  DECEMBER __, 1996


    SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").


    SSgA MONEY MARKET FUND ("MONEY MARKET FUND")

    SSgA US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")


    This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectus for Class B shares dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus for Class B shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

    Organization and Business History. . . . . . . . . . . . . . . . . . .
    Shareholder Meetings . . . . . . . . . . . . . . . . . . . . . . . . .
    Controlling Shareholders . . . . . . . . . . . . . . . . . . . . . . .
    Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . .
    Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

    Service Providers. . . . . . . . . . . . . . . . . . . . . . . . . . .
    Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . .
    Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . .
    Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . .
    Federal Law Affecting State Street . . . . . . . . . . . . . . . . . .
    Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . .
    Brokerage Practices. . . . . . . . . . . . . . . . . . . . . . . . . .
    Yield and Total Return Quotations. . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .
    Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                               STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


    SSgA Money Market Fund                                  May 2, 1988
    SSgA US Government Money Market Fund                   March 1, 1991
    SSgA US Treasury Money Market Fund                  December 1, 1993
    SSgA US Treasury Obligations Fund                           *
    SSgA Prime Money Market Fund                         February 22, 1994
    SSgA Yield Plus Fund                                November 9, 1992
    SSgA Tax Free Money Market Fund                      December 1, 1994
    SSgA Intermediate Fund                               September 1, 1993
    SSgA Bond Market Fund                                February 7, 1996
    SSgA Growth and Income Fund                         September 1, 1993
    SSgA S&P 500 Index Fund                             December 30, 1992
    SSgA Small Cap Fund                                    July 1, 1992
    SSgA Matrix Equity Fund                                May 4, 1992
    SSgA Active International Fund                         March 7, 1995
    SSgA International Pacific Index Fund                       *
    SSgA Emerging Markets Fund                             March 1, 1994
    SSgA Real Estate Equity Fund                                 *

    __________
    *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

    Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.

    Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

    Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

    Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

    CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

    Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

    PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class B of each Fund:

Money Market Fund:

    -


Government Money Market Fund:

    -

    The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

    TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

    Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

    The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

    An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

    *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


    WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.


    *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


    PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


    *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.


    HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


    J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


    GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.


                                                           TRUSTEE COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                  Aggregate           Pension or          Estimated Annual    Total Compensation
                                  Compensation        Retirement          Benefits Upon       From Investment
                                  from                Benefits Accrued    Retirement
     Trustee                      Investment          as Part of                              Company Paid to
                                  Company             Investment                              Trustees
                                                      Company
                                                      Expenses
------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                  $0                  $0                  $0                  $0
William L. Marshall               $49,000             $0                  $0                  $49,000
Steven J. Mastrovich              $49,000             $0                  $0                  $49,000
Patrick J. Riley                  $49,000             $0                  $0                  $49,000
Richard D. Shirk                  $49,000             $0                  $0                  $49,000
Bruce D. Taber                    $49,000             $0                  $0                  $49,000
Henry W. Todd                     $49,000             $0                  $0                  $49,000
------------------------------------------------------------------------------------------------------------------


                           OPERATION OF INVESTMENT COMPANY

    SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:          State Street Bank and Trust Company
     Administrator:                 Frank Russell Investment Management Company
     Distributor:                   Russell Fund Distributors, Inc.
     Independent Accountants:       Coopers & Lybrand, L.L.P.

     ADVISER.  State Street Bank and Trust Company ("State Street" or
"Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $8,559,529 in fiscal 1996, $6,981,114 in fiscal 1995 and $7,225,807 in fiscal 1994. The
Government Money Market Fund accrued expenses to Adviser of $1,546,062 in fiscal 1996, $970,313 in fiscal 1995 and $748,629 in fiscal 1994,. In fiscal 1994,
Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company
("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $996,454 in fiscal 1996,

$827,164 in fiscal 1995 and $856,897 in fiscal 1994. The Government Money Market Fund accrued expenses to Administrator of $______ in fiscal 1996, $113,825 in fiscal 1995 and $88,242 in fiscal 1994.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company.
Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated
April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction; a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS.  Coopers & Lybrand L.L.P. serves as the
Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class B shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.35% of the average net asset value of its Class B shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class B shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the

Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.



                           1996        1995          1994        1993
                           ----        ----          ----        ----
Money Market Fund                      $326,928      $888,413    $1,022,510
Government Money
Market Fund                              87,798       100,965        42,012



    For fiscal 1996, these amounts are reflective of the following individual payments:


                                                      GOVERNMENT
                                       MONEY          MONEY MARKET
                                       MARKET
    Advertising
    Printing of Prospectuses
    Compensation to Sales Personnel
    Other*

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

    Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing services with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing Arrangements."

    Similar plans have been adopted for the Funds' Class A and Class C shares. However, annual payments under these plans are limited to .25% and .60% of the net asset value of the Class A and Class C shares of the Funds, respectively.

    The Funds accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:

                             1996     1995           1994          1993
                             ----     ----           ----          ----
Money Market Fund                    $1,198,500      $211,573      $269,696
Government Money Market Fund            127,241        21,920         7,456

    The Funds commenced offering Class B shares on the date of this Statement of Additional Information. The foregoing expenses were incurred with respect to what are now classified as Class A shares.

    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

    VALUATION OF FUND SHARES. Net asset value per share for the Class B shares of the Government Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). Net asset value per share for the Class B Shares of the Money Market Fund is calculated as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern Time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

    It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

    The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission on the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

    During the fiscal year ended August 31, 1996, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1996, is as follows:


                        MONEY MARKET FUND        GOVERNMENT MONEY MARKET FUND
                             ($000)                        ($000)
                      ---------------------------------------------------------
UBS Securities, Inc.
HSBC Securities, Inc.
Prebon
First Chicago
Salomon Brothers, Inc.
Lumis & Co.
Smith Barney, Inc.
Lehman Brothers, Inc.
Goldman, Sachs & Co.
Greenwich Securities            0                             0
    *  Repurchase Agreements
    n/a represents no purchases executed during the fiscal year

    YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                              n
                        P(1+T) =ERV

    where:         P=   a hypothetical initial payment of $1,000
                   T=   average annual total return
                   n=   number of years
                 ERV=   ending redeemable value of a $1,000 payment made at the
                        beginning of the 1-, 5- and 10-year periods at the end of the year or period.


    The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

    Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

    The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                 EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

    The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1996:


    Money Market Fund
    -----------------
    Current Yield       5.07%
    Effective Yield     5.20%

    Government Fund
    ---------------
    Current Yield       4.99%
    Effective Yield     5.12%

    The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class B shares. Had such expenses been incurred, the yields would have been approximately .25% lower.

    The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                     INVESTMENTS

    The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

    Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

    (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

    (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

    (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

    (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

    (6) Purchase or sell commodities or commodity futures contracts.

    (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

    (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

    (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

    (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (16) Purchase interests in oil, gas or other mineral exploration or development programs.

    (17) Make investments for the purpose of gaining control of an issuer's management.

    (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

    Except as otherwise indicated, each Fund may invest in the following instruments:

    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

    REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is found satisfactory by Adviser.

    REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

    FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

    Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

    Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

    When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


    SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

    VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.


    ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.


    MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-

through certificates. The principal governmental issuer of such securities is the Government

National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

    (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

    (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.


    The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

    Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

    ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    Because the above Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


                                        TAXES

    Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

    Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

    As of August 31, 1995, the Money Market Fund and the Government Money
Market Fund had a net tax basis capital loss carryforward of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

    STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                                 FINANCIAL STATEMENTS

    The 1996 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                       APPENDIX

                          DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

    MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

    MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -    Leading market positions in well-established industries.

         -    High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    - Issuers rated Not Prime do not fall within any of the Prime rating categories.

    S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

    A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

    F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

    F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

    DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

    The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

    Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

    Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

    IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

    IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

    Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

    IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

    A1+--Obligations supported by the highest capacity for timely repayment.

    A1--Obligations supported by a very strong capacity for timely repayment.

    A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

    B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

    C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

    D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUNDS

                                 CLASS C SHARES

                                DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").



     SSgA MONEY MARKET FUND ("MONEY MARKET FUND")

     SSgA US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectus for Class C shares dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus for Class C shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .

     Organization and Business History . . . . . . . . . . . . . . . . . .
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .
     Independent Accountants . . . . . . . . . . . . . . . . . . . . . . .
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . .

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     SSgA Money Market Fund                            May 2, 1988
     SSgA US Government Money Market Fund             March 1, 1991
     SSgA US Treasury Money Market Fund             December 1, 1993
     SSgA US Treasury Obligations Fund                      *
     SSgA Prime Money Market Fund                   February 22, 1994
     SSgA Yield Plus Fund                           November 9, 1992
     SSgA Tax Free Money Market Fund                December 1, 1994
     SSgA Intermediate Fund                         September 1, 1993
     SSgA Bond Market Fund                          February 7, 1996
     SSgA Growth and Income Fund                    September 1, 1993
     SSgA S&P 500 Index Fund                        December 30, 1992
     SSgA Small Cap Fund                              July 1, 1992
     SSgA Matrix Equity Fund                           May 4, 1992
     SSgA Active International Fund                   March 7, 1995
     SSgA International Pacific Index Fund                  *
     SSgA Emerging Markets Fund                       March 1, 1994
     SSgA Real Estate Equity Fund                           *


     __________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class C of each Fund:

Money Market Fund:

     -

Government Money Market Fund:

     -


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).


     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.

     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                          TRUSTEE COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                              Aggregate           Pension or          Estimated Annual    Total
                              Compensation        Retirement          Benefits Upon       Compensation From
                              from Investment     Benefits Accrued    Retirement          Investment
     Trustee                  Company             as Part of                              Company Paid to
                                                  Investment                              Trustees
                                                  Company
                                                  Expenses
-----------------------------------------------------------------------------------------------------------
Lynn L. Anderson              $0                  $0                  $0                  $0
William L. Marshall           $49,000             $0                  $0                  $49,000
Steven J. Mastrovich          $49,000             $0                  $0                  $49,000
Patrick J. Riley              $49,000             $0                  $0                  $49,000
Richard D. Shirk              $49,000             $0                  $0                  $49,000
Bruce D. Taber                $49,000             $0                  $0                  $49,000
Henry W. Todd                 $49,000             $0                  $0                  $49,000

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:              State Street Bank and Trust Company
     Administrator:                     Frank Russell Investment Management
                                          Company
     Distributor:                       Russell Fund Distributors, Inc.
     Independent Accountants:           Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $8,559,529 in fiscal 1996, $6,981,114 in fiscal 1995 and $7,225,807 in fiscal 1994. The
Government Money Market Fund accrued expenses to Adviser of $1,546,062 in fiscal 1996, $970,313 in fiscal 1995 and $748,629 in fiscal 1994,. In fiscal 1994,
Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $996,454 in fiscal 1996, $827,164 in fiscal 1995 and $856,897 in fiscal 1994. The Government Money Market Fund accrued expenses to Administrator of $______ in fiscal 1996, $113,825 in fiscal 1995 and $88,242 in fiscal 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.


     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction; and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class C shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.60% of the average net asset value of its Class C shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class C shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Funds accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:


                       1996           1995           1994
                       ----           ----           ----
Money Market Fund                   $326,928       $888,413
Government Money
Market Fund                           87,798        100,965



     For fiscal 1996, these amounts are reflective of the following individual payments:



                                                       GOVERNMENT
                                      MONEY           MONEY MARKET
                                     MARKET
     Advertising
     Printing of Prospectuses
     Compensation to Sales Personnel
     Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing services with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing Arrangements."

     Similar plans have been adopted for the Funds' Class A and Class B shares. However, annual payments under these plans are limited to .25% and .35% of the net asset value of the Class A and Class B shares of the Funds, respectively.

     The Funds accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:

                            1996           1995           1994
                            ----           ----           ----
Money Market Fund                       $1,198,500      $211,573
Government Money
Market Fund                                127,241        21,920


     The Funds commenced offering Class C shares on the date of this Statement of Additional Information. The foregoing expenses were incurred with respect to what are now classified as Class A shares.

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.


     VALUATION OF FUND SHARES. Net asset value per share for the Class C shares of the Government Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). Net asset value per share for the Class C shares of the Money Market Fund is calculated as of the close of the regular trading session in the New York Stock Exchange (currently 4:00p.m. Eastern time) A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.


     It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1996, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                           MONEY MARKET FUND       GOVERNMENT MONEY MARKET FUND
                                ($000)                        ($000)
                         -------------------------------------------------------
UBS Securities, Inc.
HSBC Securities, Inc.
Prebon
First Chicago
Salomon Brothers, Inc.
Lumis & Co.
Smith Barney, Inc.
Lehman Brothers, Inc.
Goldman, Sachs & Co.
Greenwich Securities
     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T) =ERV

     where:    P=   a hypothetical initial payment of $1,000
               T=   average annual total return
               n=   number of years
             ERV=   ending redeemable value of a $1,000 payment made at the
                    beginning of the 1-, 5- and 10-year periods at the end of the year or period.

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ]-1


     The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1996:



     Money Market Fund
     -----------------
     Current Yield         5.07%
     Effective Yield       5.20%

     Government Fund
     ---------------
     Current Yield         4.99%
     Effective Yield       5.12%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class C shares. Had such expenses been incurred, the yields would have been approximately .50% lower.

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                   INVESTMENTS

     The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




     SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the above Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

                                      TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

As of August 31, 1995, the Money Market Fund and the Government Money Market Fund had a net tax basis capital loss carryforward of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                  Filed pursuant to Rule 485(a)
                                                  File Nos. 33-19229; 811-5430


                               SSgA FUNDS

                  Two International Place, 35th Floor
                    Boston, Massachusetts  02110
                             (800) 647-7327

                  STATEMENT OF ADDITIONAL INFORMATION

                   INTERNATIONAL PACIFIC INDEX FUND

                         DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA International Pacific Index Fund ("Pacific Index Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                         TABLE OF CONTENTS

                                                               Page

Structure and Governance.....................................

     Organization and Business History.......................
     Shareholder Meetings....................................
     Controlling Shareholders................................
     Trustees and Officers...................................

Operation of Investment Company..............................

     Service Providers.......................................
     Adviser.................................................
     Administrator...........................................
     Distributor.............................................
     Custodian and Transfer Agent............................
     Independent Accountants.................................
     Distribution Plan.......................................
     Federal Law Affecting State Street......................
     Valuation of Fund Shares................................
     Brokerage Practices.....................................
     Total Return Quotations.................................

Investments..................................................

     Investment Restrictions.................................
     Investment Policies Hedging.............................
     Strategies and Related Investment Techniques............

Taxes........................................................

Financial Statements.........................................

                        STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Pacific Index Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

     SSgA Money Market Fund                                  May 2, 1988
     SSgA US Government Money Market Fund                   March 1, 1991
     SSgA US Treasury Money Market Fund                    December 1, 1993
     SSgA US Treasury Obligations Fund                             *
     SSgA Prime Money Market Fund                          February 22, 1994
     SSgA Yield Plus Fund                                  November 9, 1992
     SSgA Tax Free Money Market Fund                       December 1, 1994
     SSgA Intermediate Fund                                September 1, 1993
     SSgA Bond Market Fund                                 February 7, 1996
     SSgA Growth and Income Fund                           September 1, 1993
     SSgA S&P 500 Index Fund                               December 30, 1992
     SSgA Small Cap Fund                                     July 1, 1992
     SSgA Matrix Equity Fund                                  May 4, 1992
     SSgA Active International Fund                          March 7, 1995
     SSgA International Pacific Index Fund                         *
     SSgA Emerging Markets Fund                              March 1, 1994
     SSgA Real Estate Equity Fund                                  *


     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund
Distributors, Inc., at (800) 647-7327.


     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Fund until such time as the Fund has public shareholders and therefore may be deemed to be a controlling person.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.;

Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.


     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



      *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources-Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford,
MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57.
Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                             TRUSTEE COMPENSATION TABLE
--------------------------------------------------------------------------------
                         Aggregate      Pension or    Estimated     Total
                         Compensation   Retirement    Annual        Compensation
     Trustee             from           Benefits      Benefits      From
                         Investment     Accrued as    Upon          Investment
                         Company        Part of       Retirement    Company
                                        Investment                  Paid to
                                        Company                     Trustees
                                        Expenses
--------------------------------------------------------------------------------
Lynn L. Anderson         $0             $0            $0            $0
William L. Marshall      $49,000        $0            $0            $49,000
Steven J. Mastrovich     $49,000        $0            $0            $49,000
Patrick J. Riley         $49,000        $0            $0            $49,000
Richard D. Shirk         $49,000        $0            $0            $49,000
Bruce D. Taber           $49,000        $0            $0            $49,000
Henry W. Todd            $49,000        $0            $0            $49,000


                            OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

    Investment Adviser, Custodian
      and Transfer Agent:           State Street Bank and Trust Company
    Administrator:                  Frank  Russell Investment Management Company
    Distributor:                    Russell Fund Distributors, Inc.
    Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services-a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion-0.02%, over $1.5 billion-0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

 The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated on each "business day" as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time) for the Fund. A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     The Fund values portfolio securities at "fair market value." This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the fair market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided-viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T)    =  ERV

     where:    P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
            ERV  = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                               INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying indices concentrate in those industries.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3 of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including its investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except:
(i) in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders; or (ii) as otherwise permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, the Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Funds' investment restriction relating to investments in illiquid securities.

     WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will invest no more than 5% of the value of its net assets in warrants, nor more than 2% in warrants which are not listed on the New York or American Stock Exchange.

     AMERICAN DEPOSITORY RECEIPTS (ADRs). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Funds will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

 The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

                                    TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                            FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial highlights, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                                Filed pursuant to Rule 485(a)
                                                 File Nos. 33-19229; 811-5430



                                SSgA FUNDS

                   Two International Place, 35th Floor
                      Boston, Massachusetts  02110
                            (800) 647-7327

                    STATEMENT OF ADDITIONAL INFORMATION

                            MATRIX EQUITY FUND

                            DECEMBER __, 1996



    SSgA Funds ("Investment Company") a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").



    This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Matrix Equity Fund
(the "Matrix Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                              TABLE OF CONTENTS


                                                                  Page
                                                                  ----
STRUCTURE AND GOVERNANCE.......................................

         Organization and Business History.....................
         Shareholder Meetings..................................
         Controlling Shareholders..............................
         Principal Shareholders................................
         Trustees and Officers.................................

OPERATION OF INVESTMENT COMPANY................................

        Service Providers......................................
        Adviser................................................
        Administrator..........................................
        Distributor............................................
        Custodian and Transfer Agent...........................
        Independent Accountants................................
        Distribution Plan......................................
        Federal Law Affecting State Street.....................
        Valuation of Fund Shares...............................
        Brokerage Practices....................................
        Portfolio Turnover Rate................................
        Total Return Quotations................................

INVESTMENTS....................................................

        Investment Restrictions................................
        Investment Policies....................................
        Hedging Strategies and Related Investment..............
        Techniques.............................................

TAXES..........................................................

FINANCIAL STATEMENTS...........................................

                           STRUCTURE AND GOVERNANCE

    ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Matrix Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     SSgA Money Market Fund                    May 2, 1988
     SSgA US Government Money Market Fund     March 1, 1991
     SSgA US Treasury Money Market Fund      December 1, 1993
     SSgA US Treasury Obligations Fund              *
     SSgA Prime Money Market Fund            February 22, 1994
     SSgA Yield Plus Fund                     November 9, 1992
     SSgA Tax Free Money Market Fund         December 1, 1994
     SSgA Intermediate Fund                  September 1, 1993
     SSgA Bond Market Fund                   February 7, 1996
     SSgA Growth and Income Fund             September 1, 1993
     SSgA S&P 500 Index Fund                 December 30, 1992
     SSgA Small Cap Fund                       July 1, 1992
     SSgA Matrix Equity Fund                   May 4, 1992
     SSgA Active International Fund           March 7, 1995
     SSgA International Pacific Index Fund          *
     SSgA Emerging Markets Fund               March 1, 1994
     SSgA Real Estate Equity Fund                   *


     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.



    Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


    Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

    Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

    Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.



    CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.



    PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:



    The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

    TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

    Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


    The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


    An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

    *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.




    WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.




    *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02109. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).




    PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).




    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources-Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).




    *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



   HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



    J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



    GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management

Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.


                                     TRUSTEE COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                            Aggregate      Pension or         Estimated Annual   Total Compensation
                            Compensation   Retirement         Benefits Upon      From Investment
                            from           Benefits Accrued   Retirement         Company Paid to
   Trustee                  Investment     as Part of                            Trustees
                            Company        Investment
                                           Company
                                           Expenses
---------------------------------------------------------------------------------------------------
Lynn  L. Anderson           $0             $0                 $0                 $0
William L. Marshall         $49,000        $0                 $0                 $49,000
Steven  J. Mastrovich       $49,000        $0                 $0                 $49,000
Patrick J. Riley            $49,000        $0                 $0                 $49,000
Richard D. Shirk            $49,000        $0                 $0                 $49,000
Bruce  D. Taber             $49,000        $0                 $0                 $49,000
Henry W. Todd               $49,000        $0                 $0                 $49,000



                        OPERATION OF INVESTMENT COMPANY

    SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

    Investment Adviser, Custodian
     and Transfer Agent:            State Street Bank and Trust Company
    Administrator:                  Frank Russell Investment Management Company
    Distributor:                    Russell Fund Distributors, Inc.
    Independent Accountants:        Coopers & Lybrand, L.L.P.


    ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston
Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


    Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund will pay a fee to Adviser at the rate stated in the Prospectus. The Matrix Fund accrued expenses to Adviser of $1,755,268 in fiscal 1996, $1,198,153 in fiscal 1995 and $763,918 in fiscal 1994. Adviser waived Advisory fees of $877,634 in fiscal 1996, $599,077 in fiscal 1995, $381,959 in fiscal 1994, and $101,336 in fiscal 1993.


    The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

    ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement").
A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Matrix Fund accrued expenses to Administrator of $73,095 in fiscal 1996, $47,220 in fiscal 1995 and $29,884 in fiscal 1994.



    The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


    Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.



    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two
International Place, 35th Floor, Boston, MA 02110.


    CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:custody services-a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion-0.02%, over $1.5 billion-0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.



    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

    Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

    The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

    The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:



                         1996     1995     1994     1993
 Matrix Fund            $______  $94,034  $52,392  $11,743



    For fiscal 1996, this amount is reflective of the following individual payments:



    Advertising
    Printing of Prospectuses
    Compensation to Dealers
    Compensation to Sales Personnel
    Other*


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."



    The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:



                         1996     1995     1994     1993
 Matrix Fund            $______  $37,186  $7,456   $2,176


    FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

    VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the Fund's net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

    With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.


     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


    The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.



    For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income of the Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.




    BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.



    Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

    The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided-viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


    The brokerage commissions paid by the Matrix Fund were $__________ in fiscal 1996, $415,381 for fiscal 1995, $253,249 for fiscal 1994, and $94,909 for fiscal 1993. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets.



    Of the total brokerage commissions paid by the Matrix Fund, commissions received by an affiliated broker/dealer for fiscal 1996 were $_______. Of that amount, the percentage of affiliated brokerage to total brokerage for the Matrix Fund was _____%.



 The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1996 for the Matrix Fund was _____%.



    During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:

                           Matrix Equity Fund
                                ($000)


    UBS Securities, Inc.
    HSBC Securities, Inc.
    Prebon
    First Chicago
    Salomon Brothers, Inc.
    Lumis & Co.
    Smith Barney, Inc.
    Lehman Brothers, Inc.
    Goldman, Sachs & Co.
    Greenwich Securities
    * Repurchase Agreements
    n/a represents no purchases executed during the fiscal year



    PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.


    The portfolio turnover rate for the Fund for each of the fiscal years ended August 31 was:



                      1996      1995     1994
    Matrix Fund      150.68%   129.98%  127.20%


    TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  n
            P(1+T)  = ERV

    where:    P =   a hypothetical initial payment of $1,000
              T =   average annual total return
              n =   number of years
            ERV =   ending redeemable value of a $1,000 payment made at
                    the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period


    The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. The average annual total return for the Fund is as follows:

            One Year
              Ending           Inception to
          August 31, 1996    August 31, 1996*
          ---------------    ----------------
              14.67%               13.50%



    *Periods less than one year are not annualized. The Fund commenced operations on May 4, 1992.



    Total returns and other performance figures are based on historical earnings and are not indicative of future performance.



                              INVESTMENTS

    The fundamental investment objective of the Fund is set forth in its Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.


INVESTMENT RESTRICTIONS

    The Fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

    (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

    (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

    (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

    (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

    (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

    (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

    (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

    (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

    (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

    (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

    (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

    (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

    (16) Purchase interests in oil, gas or other mineral exploration or development programs.

    (17) Make investments for the purpose of gaining control of an issuer's management.

    (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.


INVESTMENT POLICIES

    The Fund may invest in the following instruments:

    US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

    WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

    Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




 SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

    WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of their net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

    AMERICAN DEPOSITORY RECEIPTS (ADRs). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

    The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

    WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

    WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

    When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

    PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

    STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

    The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

    The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

    The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

    The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

    The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

    RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

    Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that a Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

    RESTRICTIONS ON OTC OPTIONS. The Funds will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

    The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

    ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

    RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

    The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

    The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

                                       TAXES

    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.


    If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


    ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

    FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

    If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

    Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

    STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            FINANCIAL STATEMENTS


    The 1996 fiscal year-end financial statements of the Matrix Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                           Filed pursuant to Rule 485(a)
                                            File Nos. 33-19229; 811-5430



                                 SSgA FUNDS

                   Two International Place, 35th Floor
                      Boston, Massachusetts  02110
                               (800) 647-7327

                     STATEMENT OF ADDITIONAL INFORMATION

                         US TREASURY OBLIGATIONS FUND

                              DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA US Treasury Obligations Fund (the "Treasury Obligations Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                              TABLE OF CONTENTS

                                                            Page
                                                            ----


STRUCTURE AND GOVERNANCE.....................................

     Organization and Business History.......................
     Shareholder Meetings....................................
     Controlling Shareholders................................
     Principal Shareholders..................................
     Trustees and Officers...................................

OPERATION OF INVESTMENT COMPANY..............................

     Service Providers.......................................
     Adviser.................................................
     Administrator...........................................
     Distributor.............................................
     Custodian and Transfer Agent............................
     Independent Accountants.................................
     Distribution Plan.......................................
     Federal Law Affecting State Street......................
     Valuation of Fund Shares................................
     Brokerage Practices.....................................
     Yield and Total Return Quotations.......................

INVESTMENTS..................................................

     Investment Restrictions.................................
     Investment Policies.....................................

TAXES........................................................

FINANCIAL STATEMENTS.........................................

                       STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Treasury Obligations Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


SSgA Money Market Fund                                May 2, 1988
SSgA US Government Money Market Fund                 March 1, 1991
SSgA US Treasury Money Market Fund                  December 1, 1993
SSgA US Treasury Obligations Fund                            *
SSgA Prime Money Market Fund                        February 22, 1994
SSgA Yield Plus Fund                                 November 9, 1992
SSgA Tax Free Money Market Fund                     December 1, 1994
SSgA Intermediate Fund                             September 1, 1993
SSgA Bond Market Fund                               February 7, 1996
SSgA Growth and Income Fund                        September 1, 1993
SSgA S&P 500 Index Fund                            December 30, 1992
SSgA Small Cap Fund                                   July 1, 1992
SSgA Matrix Equity Fund                                May 4, 1992
SSgA Active International Fund                        March 7, 1995
SSgA International Pacific Index Fund                        *
SSgA Emerging Markets Fund                            March 1, 1994
SSgA Real Estate Equity Fund                                 *

_________________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.



     Shares of the Money Market, US Government Money Market and
Tax Free Money Market Funds are divided into Classes A, B and C.


     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.



     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund and may be deemed to be a controlling person until such time as the Fund has public shareholders.

     PRINCIPAL SHAREHOLDERS. As of the date of this Statement of Additional Information, Administrator is the Fund's sole shareholder.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



    RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources-Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive,
Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

                                      TRUSTEE COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                            Aggregate        Pension or          Estimated Annual    Total
                            Compensation     Retirement          Benefits Upon       Compensation
Trustee                     from             Benefits Accrued    Retirement          From Investment
                            Investment       as Part of                              Company Paid to
                            Company          Investment                              Trustees
                            Company          Expenses
----------------------------------------------------------------------------------------------------
Lynn L. Anderson            $0               $0                  $0                  $0
William L. Marshall         $49,000          $0                  $0                  $49,000
Steven J. Mastrovich        $49,000          $0                  $0                  $49,000
Patrick J. Riley            $49,000          $0                  $0                  $49,000
Richard D. Shirk            $49,000          $0                  $0                  $49,000
Bruce D. Taber              $49,000          $0                  $0                  $49,000
Henry W. Todd               $49,000          $0                  $0                  $49,000

                    OPERATION OF INVESTMENT COMPANY

    SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

    Investment Adviser, Custodian
     and Transfer Agent:            State Street Bank and Trust Company
    Administrator:                  Frank Russell Investment Management Company
    Distributor:                    Russell Fund Distributors, Inc.
    Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services-a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion-0.02%, over $1.5 billion-0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither interested persons (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the Fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided-viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                n
                          P(1+T)  = ERV

     where:     P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = ending redeemable value of a $1,000 payment made at
                    the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all Fund dividends and distributions are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     The Fund's current annualized yield may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.

                                 INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (5) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (6) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (7) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (8) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (9) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (10) Make investments for the purpose of gaining control of an issuer's management.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by the unconditional guarantee of the US Government as to the payment of principal and interest, although neither Fund presently intends to invest in securities described in
(2). Examples of such issuers are the Export-Import Bank of the United States, General Services Administration, the Government National Mortgage Association and the Small Business Administration.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities. The Fund will not purchase the securities of any issuer if the Investment Company's officers, Trustees, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

                                    TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other
RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.

                              FINANCIAL STATEMENTS


     Unaudited financial statements for the Fund, including notes to the financial statements and financial information, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                           Filed pursuant to Rule 485(a)
                                           File Nos. 33-19229; 811-5430



                               SSgA FUNDS

                    Two International Place, 35th Floor
                      Boston, Massachusetts  02110
                              (800) 647-7327

                    STATEMENT OF ADDITIONAL INFORMATION

                               YIELD PLUS FUND

                              DECEMBER __, 1996



     SSgA Funds ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").



     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the SSgA Yield Plus Fund (the "Yield Plus Fund" or the "Fund") as contained in the Fund's Prospectus dated December __, 1996. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                               TABLE OF CONTENTS

                                                               Page

STRUCTURE AND GOVERNANCE.....................................

    Organization and Business History........................
    Shareholder Meetings.....................................
    Controlling Shareholders.................................
    Principal Shareholders...................................
    Trustees and Officers....................................

OPERATION OF INVESTMENT COMPANY..............................

    Service Providers........................................
    Adviser..................................................
    Administrator............................................
    Distributor..............................................
    Custodian and Transfer Agent.............................
    Independent Accountants..................................
    Distribution Plan........................................
    Federal Law Affecting State Street.......................
    Valuation of Fund Shares.................................
    Brokerage Practices......................................
    Portfolio Turnover Rate..................................
    Yield and Total Return Quotations........................

INVESTMENTS..................................................

    Investment Restrictions..................................
    Investment Policies......................................
    Hedging Strategies and Related Investment Techniques.....

TAXES........................................................

FINANCIAL STATEMENTS.........................................

APPENDIX: DESCRIPTION OF SECURITIES RATINGS..................

                         STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Yield Plus Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

    As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


SSgA Money Market Fund                      May 2, 1988
SSgA US Government Money Market Fund       March 1, 1991
SSgA US Treasury Money Market Fund        December 1, 1993
SSgA US Treasury Obligations Fund                  *
SSgA Prime Money Market Fund              February 22, 1994
SSgA Yield Plus Fund                       November 9, 1992
SSgA Tax Free Money Market Fund            December 1, 1994
SSgA Intermediate Fund                     September 1, 1993
SSgA Bond Market Fund                      February 7, 1996
SSgA Growth and Income Fund               September 1, 1993
SSgA S&P 500 Index Fund                   December 30, 1992
SSgA Small Cap Fund                          July 1, 1992
SSgA Matrix Equity Fund                       May 4, 1992
SSgA Active International Fund              March 7, 1995
SSgA International Pacific Index Fund              *
SSgA Emerging Markets Fund                  March 1, 1994
SSgA Real Estate Equity Fund                       *

_______________

*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.


     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (800) 647-7327.


     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

    SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1996, State Street held beneficially and of record __% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.



     PRINCIPAL SHAREHOLDERS. As of November 30, 1996, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.


     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.


     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust

Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.



     WILLIAM L. MARSHALL, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.



     *STEVEN J. MASTROVICH, Trustee. Born 11/3/56. 1
Financial Center, Boston, MA 02111. Partner, Brown, Rudnick,
Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner &
Stackpole (law firm).



     PATRICK J. RILEY, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).



     RICHARD D. SHIRK, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources-Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).



     *BRUCE D. TABER, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.



     HENRY W. TODD, Trustee. Born 5/4/47. 111 Commerce Drive,
Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.



     J. DAVID GRISWOLD, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     GEORGE W. WEBER, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; and Director and Director of Operations, Russell Fund Distributors, Inc.

----------------------------------------------------------------------------------------------
                       Aggregate       Pension or          Estimated Annual    Total
                       Compensation    Retirement          Benefits Upon       Compensation
Trustee                from            Benefits Accrued    Retirement          From Investment
                       Investment      as Part of                              Company Paid to
                       Company         Investment                              Trustees
                                       Company
                                       Expenses
----------------------------------------------------------------------------------------------
Lynn L. Anderson          $0            $0                   $0                  $0

William L. Marshall       $49,000       $0                   $0                  $49,000

Steven J. Mastrovich      $49,000       $0                   $0                  $49,000

Patrick J. Riley          $49,000       $0                   $0                  $49,000

Richard D. Shirk          $49,000       $0                   $0                  $49,000

Bruce D. Taber            $49,000       $0                   $0                  $49,000

Henry W. Todd             $49,000       $0                   $0                  $49,000


                       OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
       and Transfer Agent:          State Street Bank and Trust Company
     Administrator:                 Frank Russell Investment Management Company
     Distributor:                   Russell Fund Distributors, Inc.
     Independent Accountants:       Coopers & Lybrand, L.L.P.

    ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston
Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Yield Plus Fund accrued expenses to Adviser of $____________ in fiscal 1996, $3,256,063 in fiscal 1995, $3,112,787 in fiscal 1994 and
$615,334 from the date of inception to August 31, 1993.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Yield Plus Fund accrued expenses to Administrator of $____________ in fiscal 1996, $384,923 in fiscal 1995, $366,814 in fiscal
1994 and $90,639 from the date of
inception to August 31, 1993. Administrator waived administration fees of $9,259 from the date of inception to August 31, 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

    DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.


     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services-a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion-0.02%, over $1.5 billion-0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither

"interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

    The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:


                            1996     1995      1994     1993
                            ----     ----      ----     ----
Yield Plus Fund           $______  $261,109  $402,343  $74,092




     For fiscal 1996, this amount is reflective of the following individual payments:




          Advertising
          Printing of Prospectuses
          Compensation to Dealers
          Compensation to Sales Personnel
          Other*



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:


                           1996      1995      1994      1993
                           ----      ----      ----      ----
Yield Plus Fund          $______   $506,798   $91,143   $25,600


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of

Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.


     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities on money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided-viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

    The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1996, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1996, is as follows:



                                             Yield Plus Fund
                                                  ($000)
     UBS Securities, Inc.
     HSBC Securities, Inc.
     Prebon
     First Chicago
     Salomon Brothers, Inc.
     Lumis & Co.
     Smith Barney, Inc.
     Lehman Brothers, Inc.
     Goldman, Sachs & Co.
     Greenwich Securities
     * Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

    The portfolio turnover rates for the Fund for the last three fiscal years ended August 31, were:


        1996     1995      1994
        ----     ----      ----
       97.05%   199.69%   142.68%


Portfolio turnover rates for periods less than one fiscal year are annualized.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 n
                           P(1+T)  = ERV
         where:     P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years
                  ERV = ending redeemable value of a $1,000 payment made at
                        the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The average annual total returns for the Fund are as follows:


        One Year
         Ending                       Inception to
    August 31, 1996                 August 31, 1996*
    ---------------                 -----------------

         5.73%                              4.79%



*Periods less than one year are not annualized. The Fund commenced operations on November 9, 1992.



     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


     Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        (6)
                        YIELD = 2[(a-b+1)  -1]
                                   ---
                                     cd

Where: a = dividends and interests earned during the period;
       b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     The following is the current 30-day yield for the Yield Plus Fund for the period ended August 31, 1996:



     Yield Plus Fund
     ---------------
     30-day Yield (Annualized)          5.52%


     The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Fund.

                                 INVESTMENTS

     The investment objective of the Fund is set forth in its Prospectus. The Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:
(a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

    When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.




     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.


     VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US

Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



    ASSET-BACKED SECURITIES. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.


     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.




HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of: (1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.




                                   TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From November 1, 1994 to August 31, 1995, the Fund incurred $4,385,355 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                                FINANCIAL STATEMENTS

     The 1996 fiscal year-end financial statements of Yield Plus Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                  APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


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     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       - Leading market positions in well-established industries.

       - High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

       - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.


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     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.


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     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.